UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
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☒	Definitive Proxy Statement.

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☐	Soliciting Material Pursuant to §240.14a-12.

AMERICAN TOWER CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Letter from the Chief Executive Officer

April 2, 2025
Dear Stockholder:
It is my pleasure to invite you to American Tower Corporation’s 2025 Annual Meeting of Stockholders on Wednesday, May 14, 2025 at 11:00 a.m. Eastern Time. We will hold the Annual Meeting virtually through a live audio webcast. You will be able to attend the meeting by visiting www.virtualshareholdermeeting.com/AMT2025. Please follow the instructions in this Proxy Statement to join the virtual Annual Meeting.
Included with this letter are the official notice of meeting; the Proxy Statement, which describes in detail the matters to be discussed and voted on at the meeting; and the form of proxy.
Your vote is important. You may vote your shares online; by telephone; by mail, if you received a paper copy of the proxy materials and follow the instructions on the proxy card or voting instruction card; or at the virtual meeting. If you vote by proxy prior to the meeting, you may withdraw your proxy and vote at the virtual meeting, if you wish to do so. Whether or not you plan to attend the meeting, I urge you to vote as soon as possible to ensure your shares will be represented at the meeting.
On behalf of the executive team and your Board of Directors, I thank you for your continued support.
Sincerely,
Steven O. Vondran
President and Chief Executive Officer

Letter from the Independent Chairperson of the Board

April 2, 2025
Dear Fellow Stockholders:
It is an incredible honor to continue serving as Chairperson of the Board at American Tower. This role allows me to collaborate with an extraordinary team of experienced board members and a talented management team. Together, we’re guiding the Company through an exhilarating era of mobile connectivity and innovation.
As we stepped into 2024, management, with the Board’s full support, introduced a bold set of strategic priorities. These focused on optimizing our global portfolio, refining capital allocation, fortifying our investment-grade balance sheet, and streamlining efficiency across our global operations. These efforts were designed to amplify our value to customers, seize new business opportunities, and enhance the natural operating leverage of our business model for significant margin expansion. Thanks to the successful execution of these initiatives, we begin 2025 on solid ground, poised for sustainable, high-quality earnings growth and attractive shareholder returns for the long term.
Engaging with our shareholders is a top priority for me and the entire Board. These connections strengthen our governance, align our strategies with investor priorities, and ensure our oversight remains industry-leading. Over the years, our conversations with investors have driven meaningful changes, such as refining our executive compensation framework, enhancing transparency around pay equity, and amending our bylaws to empower shareholders further.
Through ongoing dialogue, we’ve also addressed key governance topics, including board refreshment and succession planning. We’ve seen this come to life in the seamless CEO transition to Steve Vondran in early 2024, along with the appointments of Bud Noel as Chief Operating Officer and Rich Rossi as EVP and President, U.S. Tower earlier this year. These moves reflect the depth of leadership within our organization.

Additionally, we had the privilege of welcoming two globally accomplished leaders, Neville Ray and Raj Kalathur, to our Board over the last year, further enriching our expertise and vision. Neville brings deep industry knowledge through his many years of service with one of our largest customers, T-Mobile, and Raj brings extensive operational, financial and information technology service experience through his accomplished tenure at John Deere. I would also like to take this opportunity to express our profound appreciation to JoAnn Reed, who will not be standing for re-election at this year's Annual Meeting, for her many years of dedicated service and invaluable contributions to the Board and the Company during her tenure.
As we celebrate the successful execution of our 2024 initiatives, we are energized about what lies ahead. The leadership transitions and strategic advancements position American Tower for remarkable achievements over the next decade and beyond.
Thank you for your continued trust and confidence. Serving American Tower on behalf of our valued shareholders is a privilege the Board of Directors and I deeply cherish. Together, let’s continue building a future of growth, innovation and enduring success.
Sincerely,
Pamela D. A. Reeve
Independent Chairperson of the Board

Special Note About Forward-Looking Statements
In addition to historical information, this Proxy Statement contains “forward-looking statements” concerning our goals, beliefs, expectations, strategies, objectives, plans, future operating results and underlying assumptions and other statements that are not necessarily based on historical facts. Actual results may differ materially from those indicated in our forward-looking statements as a result of various factors, including those factors set forth under the caption “Risk Factors” in Item 1A of our most recent annual report on Form 10-K, and other risks described in documents we subsequently file from time to time with the Securities and Exchange Commission (SEC). We undertake no obligation to update the information contained in this Proxy Statement to reflect subsequently occurring events or circumstances.
No Incorporation By Reference
This Proxy Statement includes several website addresses and references to additional materials and reports found on those websites. We have included such website addresses only as inactive textual references and do not intend them to be active links to such websites. These websites, materials and reports are not incorporated by reference herein.

Notice of 2025 Annual Meeting of Stockholders

Date:
Wednesday, May 14, 2025
Time:
11:00 a.m. Eastern Time
Live Audio Webcast at:
www.virtualshareholdermeeting.com/AMT2025
Record Date:
March 17, 2025
HOW YOU MAY VOTE
You may vote if you were a stockholder of record on March 17, 2025, the record date fixed by the Board of Directors. To ensure your shares are represented at the meeting, please vote as soon as possible by one of the following methods:

Online
By Telephone
By Mail
At the Virtual Meeting

Whether or not you expect to attend the virtual Annual Meeting, please vote as soon as possible to ensure the representation of your shares at the Annual Meeting. You may vote your shares online, by telephone, by mail (as applicable) by following the instructions on the proxy card or voting instruction card, or at the virtual meeting.
Materials will be made available on or about April 2, 2025.

AT THE ANNUAL MEETING YOU WILL BE ASKED TO:

		Board Recommendation	Page Reference

1	Elect each of the 11 Directors for the ensuing year and until his or her successor is elected and qualified;	FOR	8

2	Approve, on an advisory basis, our executive compensation;	FOR	38

3	Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2025; and	FOR	82

Transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
For more detailed information on voting, please see “How do I cast a vote?” in the “Questions & Answers” section beginning on page 85 of this Proxy Statement.
To sign up for electronic delivery, please visit www.proxyvote.com with your proxy card in hand, which contains your control number, and follow the instructions to indicate that you agree to receive or access proxy materials electronically in future years.
ATTENDING THE MEETING
We will hold the Annual Meeting virtually through a live audio webcast.
•You will be able to attend the Annual Meeting online through a live audio webcast at www.virtualshareholdermeeting.com/AMT2025. You may log in with your 16-digit control number, included on your notice of internet availability of the proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials (if applicable). For more information, please see “How do I attend the Annual Meeting?” in the “Questions & Answers” section beginning on page 85 of this Proxy Statement.
•The Annual Meeting will begin at approximately 11:00 a.m. Eastern Time, with registration beginning at 10:30 a.m., on Wednesday, May 14, 2025.
•You will be able to vote and submit live questions during the Annual Meeting at www.virtualshareholdermeeting.com/AMT2025.

By order of the Board of Directors,
Ruth T. Dowling
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary
April 2, 2025
American Tower Corporation,
116 Huntington Avenue, Boston, Massachusetts 02116

About American Tower
Founded in 1995, American Tower Corporation (American Tower, the Company, we or our) is one of the largest publicly held global real estate investment trusts (REIT) and a leading independent owner, operator and developer of multitenant communications real estate. Our global digital infrastructure business serves customers through tower sites and other real estate solutions that support connectivity.
As of December 31, 2024, our portfolio summary is as follows:(1)

20+
countries

~4,700
global employees

~149,000
communications sites(2)

42,000+
sites(2) in U.S. and Canada

~107,000
sites(2) in international markets

29 data center facilities
across 11 U.S. markets

(1)On September 12, 2024, we completed the sale of our subsidiary ATC Telecom Infrastructure Private Limited (ATC TIPL or ATC India), which held our operations in India (the ATC TIPL Transaction). The ATC TIPL Transaction qualified for presentation as discontinued operations, and accordingly, all 2024 data and all 2023 data for year-over-year comparison purposes for Total Revenue, Total Property Revenue, Adjusted EBITDA and ROIC included herein exclude the operating results from ATC TIPL. All data for Net Income Attributable to AMT Common Stockholders and Attributable AFFO per Share include the operating results from ATC TIPL. Prior year periods have not been adjusted unless otherwise noted.
(2)Includes distributed antenna systems (DAS).
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT
I

ABOUT AMERICAN TOWER
2024 Business Highlights
Our Vision: Building a More Connected World
Our focus on the right assets, high-quality contracts and operational excellence allows us to enhance our portfolio composition and the quality of our earnings, strengthen our balance sheet and manage our cost structure, all while delivering connectivity around the globe.
2024 Business Highlights(1)
Total Revenue
Increased
1.1%
($ in billions)
Total Property
Revenue(2)
Increased
0.7%
($ in billions)
Net Income
Attributable to AMT
Common Stockholders
Increased
52.0%
($ in billions)
Adjusted EBITDA(2)
Increased
1.9%
($ in billions)
Attributable AFFO
Per Share(3)
Increased
6.8%

KEY FINANCIAL RESULTS

Grew total revenue by approximately 1.1% to $10.1 billion, grew property revenue(2) by approximately 0.7% to $9.9 billion, net income attributable to AMT common stockholders increased by approximately 52.0% to $2.3 billion and grew Adjusted EBITDA(2) by approximately 1.9% to $6.8 billion;

AFFO attributable to AMT common stockholders per Share (Attributable AFFO per Share)(3) was $10.54 and ROIC(3) was 9.4% for the full year;

Constructed nearly 2,400 new sites internationally, included record new builds in Europe;

Declared over $3.0 billion in cash dividends to common stockholders;

Deployed approximately $1.6 billion in capital expenditures in 2024, with the majority of spending on growth-oriented, discretionary investments; and

Maintained our investment-grade credit rating and de-levered our balance sheet, ending the year with a Net Leverage Ratio of 5.1x.

(1)Adjusted EBITDA, Attributable AFFO per Share and ROIC are non-GAAP financial measures. Definitions of non-GAAP financial measures and reconciliations to GAAP can be found in Appendix A.
(2)Performance metric under the annual performance incentive program. For the total property revenue performance metric, pass-through revenue is excluded.
(3)Performance metric under the long-term incentive program.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT
II

Proxy Statement Summary
The following pages provide a summary of important information you will find in this Proxy Statement. As it is only a summary, please review the complete Proxy Statement before submitting your vote.
Proposals to be Voted On and Our Board’s Recommendations

PROPOSAL 1 DIRECTORS: Election of Directors Elect each of the 11 Directors for the ensuing year and until his or her successor is elected and qualified.	FOR each nominee Page 8

PROPOSAL 2 COMPENSATION: Advisory Vote on Executive Compensation Approve, on an advisory basis, our executive compensation.	FOR Page 38

PROPOSAL 3 AUDIT: Ratification of Independent Accountant Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2025.	FOR Page 82

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

PROXY STATEMENT SUMMARY
Our Director Nominees

PROPOSAL 1 DIRECTORS: Election of Directors

The Board recommends you vote FOR each nominee.	See Page 8

Our Director Nominees
With the exception of Ms. JoAnn A. Reed, each incumbent Director is standing for re-election at our 2025 Annual Meeting of Stockholders (the Annual Meeting). You are being asked to vote on the election of 11 Directors, all of whom were recommended for nomination to the Board of Directors (Board) by the Nominating and Corporate Governance Committee (Nominating Committee). All Directors are elected annually by a majority of votes cast. Detailed information about each Director’s background, skill set and areas of expertise can be found beginning on page 10.

STEVEN O. VONDRAN*, 54 President and Chief Executive Officer (CEO), American Tower Corporation Director Since: 2024 Other Public Company Boards: Ameren Corporation Committee Memberships: None	KELLY C. CHAMBLISS, 54 Senior Vice President, IBM Consulting Director Since: 2022 Other Public Company Boards: None Committee Memberships:	TERESA H. CLARKE, 62 Chair, Africa.com LLC Director Since: 2021 Other Public Company Boards: Arthur J. Gallagher & Co. Committee Memberships:	KENNETH R. FRANK, 57 Partner, Banneker Partners Director Since: 2021 Other Public Company Boards: None Committee Memberships:

ROBERT D. HORMATS, 81 Former Managing Director, Tiedemann Advisors, and former Vice Chairman, Goldman Sachs (International) Director Since: 2015 Other Public Company Boards: None Committee Memberships:	Rajesh Kalathur, 56 President, John Deere Financial, and Chief Information Officer, Deere & Company Director Since: 2025 Other Public Company Boards: None Committee Memberships:	GRACE D. LIEBLEIN, 64 Former VP, Global Quality, General Motors Director Since: 2017 Other Public Company Boards: Honeywell International, Inc. Committee Memberships:	CRAIG MACNAB, 69 Former CEO and Chairman, National Retail Properties, Inc. Director Since: 2014 Other Public Company Boards: Independence Realty Trust, Inc. VICI Properties, Inc. Committee Memberships:

A Audit C Compensation N Nominating Member Chair Audit Committee Financial Expert Independent * Sole Management Director Nominee
NEVILLE R. RAY, 62 Former President of Technology, T-Mobile US, Inc. Director Since: 2024 Other Public Company Boards: Ziff Davis, Inc. Committee Memberships:	PAMELA D. A. REEVE, 75 Chairperson of the Board Former President and CEO, Lightbridge, Inc. Director Since: 2002 Other Public Company Boards: None Committee Memberships:	BRUCE L. TANNER, 66 Former EVP and CFO, Lockheed Martin Corporation Director Since: 2019 Other Public Company Boards: Truist Financial Corporation Committee Memberships:
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

PROXY STATEMENT SUMMARY
Board Composition
Board Composition

Skills and Qualifications
Executive Leadership	●	●	●	●	●	●	●	●	●	●	●
Investment/Capital Allocation	●		●	●	●	●		●		●	●
Strategy	●	●	●	●	●	●	●	●	●	●	●
Thought Leadership and/or Government and Public Policy	●		●		●		●		●	●
Wireless Industry and/or REIT	●	●		●				●	●	●
Operational and Management	●	●	●	●	●	●	●	●	●	●	●
Finance/Accounting	●		●	●		●	●	●		●	●
International/Global Operations	●	●	●	●	●	●	●	●	●	●	●
Public Company Board	●	●	●				●	●	●	●	●
Risk Management	●	●	●	●	●	●	●	●	●	●	●
Cybersecurity/Information Systems	●	●		●		●			●		●
Sustainability (including Human Capital Management, Climate Risk and Related Governance)	●		●							●
Demographic Background
Age (as of April 2, 2025)	54	54	62	57	81	56	64	69	62	75	66
Gender	M	F	F	M	M	M	F	M	M	F	M
Race/Ethnicity
African American or Black			●	●
Alaskan Native or Native American
Asian						●
Hispanic or Latinx							●
Native Hawaiian or Pacific Islander
White	●	●			●		●	●	●	●	●
Board Tenure
Years	1	3	3	4	9	0	7	10	1	23	5
Our Board consists of individuals with varied and complementary business, leadership and financial expertise. Most of our Directors have leadership experience at major U.S. and multinational companies, as well as experience on the boards of other companies and organizations, which provides an understanding of different business processes, challenges and strategies. In addition, many of our Directors have industry and public policy experience, which provides insight into issues faced by public companies.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

PROXY STATEMENT SUMMARY
Board Refreshment
Independence
Age
Tenure
Board Refreshment

Board Changes in the Past 5 Years

5 new independent Directors have been added to the Board since 2021	5 independent Directors(1) have left the Board since 2021

Skills of Newly Added Directors

Investment/Capital Allocation	Strategy
Cybersecurity/Information Systems	Wireless Industry and/or REIT
(1)Including Ms. Reed, who will not be standing for re-election at this year's Annual Meeting.
Corporate Governance Best Practices

No Stockholder Rights Plans	Independent Chairperson	Proxy Access (3%, 3 years, 25% of Board)	No Supermajority Voting Provisions

Stockholders’ Right to Act by Written Consent	All Directors Except One Management Director Are Independent	v	Stockholder Ability to Call Special Meetings (25% Ownership Threshold)

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

PROXY STATEMENT SUMMARY
Executive Compensation Philosophy

PROPOSAL 2 COMPENSATION: Advisory Vote on Executive Compensation

The Board recommends you vote FOR this proposal.	See Page 38

Executive Compensation Philosophy

We Reward Based On	Key Features

•Company annual and three-year performance relative to pre-established financial goals;
•Company annual financial performance relative to that of competitor and peer group companies;
•Successful completion of key near-term goals and strategic objectives, while positioning the Company to generate attractive long-term return for stockholders; and
•Other relevant considerations, such as retaining executives with above-average performance and proven leadership ability.

•Equity awards weighted toward long-term performance-based metrics;
•Reasonable retirement and welfare benefits, and no pension arrangements;
•Clawback Policy;
•Stock ownership guidelines;
•Anti-Insider Trading Policy, including prohibition on hedging and pledging;
•Double-trigger equity vesting and no tax gross-ups in the event of a change of control;
•Use of an independent compensation consultant; and
•Regular risk assessment of compensation programs.

Say on Pay
Our stockholders have historically approved our say on pay proposal at a high rate, with over 96% of votes cast in favor of our executive compensation program at our 2024 Annual Meeting of Stockholders (2024 Annual Meeting).

FOR THE PAST 3 YEARS, we received an average stockholder approval rate of
over 96%	in support of our executive compensation program.

Framework of 2024 Compensation

CEO Target Compensation	Average of Other Named Executive Officers (NEOs) Target Compensation

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

PROXY STATEMENT SUMMARY
Executive Pay Structure
Executive Pay Structure

OVERVIEW
Annual Base Salary

American Tower provides a competitive level of compensation to its executive officers to attract and retain highly qualified executive talent and reward sustained performance over time. Base salary is reviewed by the Compensation Committee and determined annually.

Annual Performance Incentive Program

American Tower provides an at-risk, variable cash pay opportunity for performance over one year to motivate its executive officers to achieve or exceed annual goals within appropriate risk parameters.
Target annual performance incentive award for all NEOs:(1)
tied to achieving pre-established Company financial goals	tied to achieving pre-established individual performance goals
Long-Term Incentive Program

American Tower provides a long-term, equity-based pay opportunity for sustained operating performance to focus its executive officers on creating long-term stockholder value.
Target grant award values for the CEO:	Target grant award values for the other NEOs:
allocated to performance-based restricted stock units (PSUs)	allocated to PSUs
allocated to time-based restricted stock units (RSUs)	allocated to RSUs

Updates to Our 2024 Compensation Program
As further discussed on page 41, in response to stockholder feedback regarding enhancements we could make to our compensation programs and to better align with market practice, we revised our long-term incentive award program to include relative Total Shareholder Return (TSR) as a core performance measure in our PSUs.

For grants made in March 2024, the number of PSUs earned is based on achieving pre-established performance goals for a three-year performance period:
50% based on cumulative Attributable AFFO per Share(2)
30% based on average ROIC(2)
20% based on relative TSR
The actual payout is based on performance levels against these goals:

For grants made prior to March 10, 2023, each RSU grant vested 25% annually over four years, commencing one year from the date of grant. Beginning with grants made on March 10, 2023, each RSU grant for all of our employees, including our NEOs, vests 1/3rd annually over three years, commencing one year from the grant date. See “Compensation Discussion and Analysis” beginning on page 39.

(1)As further discussed in the Compensation Discussion and Analysis section, due to the ATC TIPL Transaction, Mr. Goel's annual bonus opportunity was primarily tied to closing the transaction and results in the Asia-Pacific (APAC) property segment.
(2)Attributable AFFO per Share and ROIC are non-GAAP financial measures. Definitions of non-GAAP financial measures and reconciliations to GAAP can be found in Appendix A.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

PROXY STATEMENT SUMMARY
PROPOSAL 3
AUDIT: Ratification of Independent Accountant

PROPOSAL 3 AUDIT: Ratification of Independent Accountant

The Board recommends you vote FOR this proposal.
Our Board recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2025. The Audit Committee considered several factors in re-engaging the firm, including its industry knowledge, independence controls and objectivity. The Audit Committee has determined that the retention continues to be in the best interests of American Tower and its stockholders.
See Page 82

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

Corporate Governance

PROPOSAL 1
Election of Directors
Under our Amended and Restated By-Laws (By-Laws), the number of Board members is fixed periodically by the Board and may be increased or decreased by a vote of the stockholders or by the majority of Directors then in office.
With the exception of Ms. Reed, each of the incumbent Directors is standing for re-election at the Annual Meeting. The Board has nominated each of the 11 Directors listed below for election at the Annual Meeting, all of whom were recommended for nomination to the Board by the Nominating Committee.
Each Director elected at the Annual Meeting will hold office until the 2026 Annual Meeting of Stockholders (2026 Annual Meeting) and until his or her successor is duly elected and qualified, subject to earlier retirement, resignation or removal. Unless otherwise instructed, we will vote all proxies we receive FOR each nominee listed below. If a nominee becomes unavailable to serve, we will vote the shares represented by proxies for the election of such other person as the Board may recommend.

The Board of Directors unanimously recommends that you vote FOR the election of each nominee listed below to serve as Director until the next annual meeting of stockholders and until his or her successor is duly elected and qualified.

Required Vote
Our By-Laws require that each Director receive a majority of the votes properly cast with respect to such Director in uncontested elections (i.e., the number of shares voted “for” a Director nominee must exceed the number of votes cast “against” that nominee). As the election of Directors at the Annual Meeting is uncontested, it requires a majority of the votes cast by, or on behalf of, the holders of Common Stock at the Annual Meeting. Abstentions and broker non-votes are not considered as votes cast “for” or “against” a Director and have no effect on the election results.
If stockholders do not re-elect an incumbent nominee who is already a Director, Delaware law provides that the Director continue to serve on the Board as a “holdover director.” Under our By-Laws and Corporate Governance Guidelines, each Director must submit an irrevocable advance resignation that will be effective if the stockholders do not re-elect him or her and the Board accepts his or her resignation. In that situation, within 90 days from the date the election results are certified, the Nominating Committee will recommend to the Board whether to accept or reject the resignation, with the Board then taking action and promptly disclosing its decision and underlying rationale in a filing with the SEC.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Proposal 1 Election of Directors
Summary of Director Skills and Qualifications
SUMMARY OF DIRECTOR SKILLS AND QUALIFICATIONS
The following table highlights some of the key qualifications and experience that our Board believes are relevant to the effective oversight of the Company and the execution of our long-term strategy.
Further information on each Director nominee’s qualifications and relevant experience is provided in the individual biographical descriptions below.

Skills	Description	Directors
Executive Leadership	Experience in leadership or executive role in a global company	11/11
Investment/Capital Allocation	Experience in assessing investment opportunities and capital priorities	8/11
Strategy	Experience in developing and executing on strategic priorities	11/11
Thought Leadership and/or Government and Public Policy	Experience working with thought leaders from business, government and policy	6/11
Wireless Industry and/or REIT	Experience in the wireless industry or with REITs, particularly with requirements of the REIT structure and qualifications needed to maintain REIT status	6/11
Operational and Management	Experience with managerial and day-to-day operational experience	11/11
Finance/Accounting	Education and experience that enables additional oversight of financial statements and metrics	8/11
International/Global Operations	Experience understanding the complexities and risks of international businesses	11/11
Public Company Board	Service on other listed public company boards, either currently or within the past five years	8/11
Risk Management	Experience with identifying, managing and mitigating enterprise risks	11/11
Cybersecurity/Information Security	Experience in cybersecurity, intelligence and data protection	6/11
Sustainability (including Human Capital Management, Climate Risk and Related Governance)	Experience in human resources, climate risk assessment and related governance	3/11
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Proposal 1 Election of Directors
Summary of Director Skills and Qualifications
Relevant information about each Director nominee appears below.

Steven O. Vondran President and CEO, American Tower Corporation Age: 54 Director Since: February 2024 Company Committees: •None	Skills

	Executive Leadership	Investment/Capital Allocation	Strategy	Thought Leadership and/or Government and Public Policy

	Wireless Industry and/or REIT	Operational and Management	Finance/ Accounting	International/Global Operations

	Public Company Board	Risk Management	Cybersecurity/ Information Systems	Sustainability

Career
Mr. Vondran is the President and CEO of American Tower Corporation. Mr. Vondran joined the Company in 2000 as a member of its corporate legal team and served in a variety of positions, including Senior Vice President, U.S. Leasing Operations, Senior Vice President and General Counsel, U.S. Tower Division, Executive Vice President and President, U.S. Tower Division, and most recently, Executive Vice President and Chief Operating Officer. Prior to joining the Company, Mr. Vondran was an associate at the law firm of Lewellen & Frazier LLP, served as a telecommunications consultant with the firm of Young & Associates, Inc., and was a Law Clerk to the Hon. John Stroud on the Arkansas Court of Appeals.

Qualifications
•Extensive institutional knowledge
•Effective leadership and executive experience, including as our General Counsel - U.S. Tower Division, President of U.S. Tower Division and Global Chief Operating Officer
Current Public Company Boards
•Ameren Corporation (2025–present)
Other Positions
•Board Member, Cellular Telecommunications Industry Association
•Board Member, Wireless Infrastructure Association
•Member, Business Roundtable

Kelly C. Chambliss Senior Vice President, IBM Consulting Age: 54 Independent Director Since: March 2022 Company Committees: •Compensation Committee (May 2022–present)	Skills

	Executive Leadership	Strategy	Wireless Industry and/or REIT	Operational and Management

	International/Global Operations	Public Company Board	Risk Management	Cybersecurity/ Information Systems

Career
Ms. Chambliss currently serves as the Senior Vice President of IBM Consulting in the Americas. She previously served as the Global Chief Operating Officer and Senior Vice President for IBM Consulting. Ms. Chambliss joined IBM through the acquisition of PricewaterhouseCoopers Consulting, where she was a Partner.

Qualifications
•Extensive management, international and cybersecurity experience at a global large-cap company
•Prior public company board experience
•Knowledge of data center operations
Past Public Company Boards
•CoreSite Realty Corporation (2016–2021)

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Proposal 1 Election of Directors
Summary of Director Skills and Qualifications

Teresa H. Clarke Chair, Africa.com LLC Age: 62 Independent Director Since: December 2021 Company Committees: •Audit Committee (December 2021–present)	Skills

	Executive Leadership	Investment/Capital Allocation	Strategy	Thought Leadership and/or Government and Public Policy

	Operational and Management	Finance/ Accounting	International/Global Operations	Public Company Board

	Risk Management	Sustainability

Career
Ms. Clarke is Chair of Africa.com LLC, a media holding company with an extensive array of platforms that reach a global audience interested in African content and community. Prior to launching Africa.com, Ms. Clarke was a Managing Director in the investment banking division of Goldman Sachs & Co., where she led corporate finance and merger & acquisition transactions for corporate clients in the industrials and real estate sectors for a total of over 12 years. She served on President Obama’s Advisory Council on Doing Business in Africa from 2014 to 2016.

Qualifications
•Extensive international experience, particularly in-depth knowledge of Africa
•Financial expertise
•Operational, leadership and strategic expertise
•Strong management and public company board experience
Current Public Company Boards
•Arthur J. Gallagher & Co. (2021–present)
Other Positions
•Member, Council on Foreign Relations
•Chair, Advisory Board of the Smithsonian National Museum of African Art

Kenneth R. Frank
Partner,
Banneker Partners
Age: 57
Independent Director Since: January 2021
Company Committees:
•Audit Committee (January 2021–present)
•Nominating and Corporate Governance Committee (May 2023–present; Chair since May 2024)
Skills

Executive Leadership	Investment/Capital Allocation	Strategy	Wireless Industry and/or REIT

Operational and Management	Finance/ Accounting	International/Global Operations	Risk Management

Cybersecurity/ Information Systems

Career
Mr. Frank is a Partner at Banneker Partners, a private equity firm focused in the enterprise software sector. He served as CEO of Turning Technologies, an education technology company, from June 2019 to September 2021, and led other enterprise software and services companies, such as Kibo Software as CEO, from January 2016 to December 2018, and Aptean Software as COO, from October 2011 to December 2015. Prior to that, Mr. Frank held a series of leadership positions at Alcatel-Lucent, between February 2005 and October 2012, including Global President, Solutions and Marketing, member of the Executive Committee, CTO of Alcatel North America and President, Professional Services Division. Mr. Frank previously held positions at AT&T Bell Laboratories and BellSouth Telecommunications.

Qualifications
•Extensive executive, international and cybersecurity experience in the telecommunications and technology industries
•Sophisticated leadership skills and familiarity with various global regions, including Europe and Asia
•Venture capital knowledge and financial acumen
Other Public Company Boards
•None
Other Positions
•Member, Board of Councilors for the Marshall School of Business at the University of Southern California
•Director, Orbcomm, Inc.
•Director, Calero-MDSL

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Proposal 1 Election of Directors
Summary of Director Skills and Qualifications

Robert D. Hormats
Former Managing Director,
Tiedemann Advisors, and former Vice Chairman, Goldman Sachs (International)
Age: 81
Independent Director Since: October 2015
Company Committees:
•Nominating and Corporate Governance Committee (February 2016–present; Chair, May 2021–May 2024)
Skills

Executive Leadership	Investment/Capital Allocation	Strategy	Thought Leadership and/or Government and Public Policy

Operational and Management	International/Global Operations	Risk Management

Career
Mr. Hormats is a Visiting Lecturer at Yale University's School of Management. He previously served as Managing Director of Tiedemann Advisors, served as a member of Tiedemann’s Investment Advisory Committee, and served as an advisor through 2023. He also served as Vice Chairman of Kissinger Associates, Inc., a strategic international consulting firm, from 2013 to 2019. From 2009 to 2013, he served as Under Secretary of State for Economic Growth, Energy and the Environment. Prior to that, he was Vice Chairman, Goldman Sachs (International) and a managing director of Goldman, Sachs & Co., which he joined in 1982. Mr. Hormats formerly served as Assistant Secretary of State for Economic and Business Affairs, Ambassador and Deputy U.S. Trade Representative, and Senior Deputy Assistant Secretary for Economic and Business Affairs. He also served as a senior staff member for International Economic Affairs on the National Security Council.

Qualifications
•Significant international experience in both the public and private sectors, including key business and trade positions with the U.S. federal government
•Extensive knowledge of global capital markets
•Well-developed leadership skills and financial acumen
Other Public Company Boards
•None
Other Positions
•Member, Council on Foreign Relations
•Member, Economic Club of New York

Rajesh Kalathur
President, John Deere Financial, and Chief Information Officer, Deere & Company
Age: 56
Independent Director Since: February 2025
Company Committees:
•Audit Committee (February 2025–present)
Skills

Executive Leadership	Investment/Capital Allocation	Strategy	Operational and Management

Finance/ Accounting	International/Global Operations	Risk Management	Cybersecurity/ Information Systems

Career
Mr. Kalathur is President of John Deere Financial, a leading financial services provider for dealers and customers of John Deere equipment, and Chief Information Officer of Deere & Company, a global leader in the production of agricultural, construction, and forestry equipment and solutions. Mr. Kalathur has more than 27 years of experience across finance, information technology, operations, and sales and marketing functions, including previously serving as Chief Financial Officer of Deere & Company.

Qualifications
•Financial expertise
•Operational, leadership and strategic expertise in the U.S. and international markets
•Significant information technology and digital transformation knowledge
Other Public Company Boards
•None
Other Positions
•Director, John Deere Capital Corporation
•Vice Chair, Iowa Business Council

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Proposal 1 Election of Directors
Summary of Director Skills and Qualifications

Grace D. Lieblein
Former VP, Global Quality,
General Motors Company
Age: 64
Independent Director Since: June 2017
Company Committees:
•Audit Committee (June 2017–May 2021)
•Compensation Committee (May 2021–present; Chair since May 2024)
Skills

Executive Leadership	Strategy	Thought Leadership and/or Government and Public Policy	Operational and Management

Finance/ Accounting	International/Global Operations	Public Company Board	Risk Management

Career
Ms. Lieblein most recently served as VP, Global Quality of General Motors Company (GM), a multinational corporation that designs, manufactures, markets and distributes vehicles, from November 2014 to December 2015. Ms. Lieblein joined GM in 1978 and held a variety of leadership positions at GM in engineering, supply chain management and international operations. Ms. Lieblein’s leadership positions have included serving as Vice President, Global Purchasing and Supply Chain from 2012 to 2014, GM Brazil President from 2011 to 2012, GM Mexico President from 2008 to 2011 and Vehicle Chief Engineer from 2004 to 2008.

Qualifications
•Extensive management experience with global large-cap companies, including in Latin America
•Experience working with industry leaders to help further our innovation initiatives
•Financial expertise
•Strong board experience
Current Public Company Boards
•Honeywell International, Inc. (2012–present)
Past Public Company Boards
•Southwest Airlines Co. (2016–2022)
Other Positions
•Director, Cox Enterprises, Inc.

Craig Macnab
Former CEO and Chairman,
National Retail Properties, Inc.
Age: 69
Independent Director Since: December 2014
Company Committees:
•Compensation Committee (May 2018–present; Chair, May 2019–May 2024)
•Audit Committee (December 2014–December 2019)
Skills

Executive Leadership	Investment/Capital Allocation	Strategy	Wireless Industry and/or REIT

Operational and Management	Finance/ Accounting	International/Global Operations	Public Company Board

Risk Management

Career
Mr. Macnab served as CEO of National Retail Properties, Inc., a publicly traded REIT, from February 2004 and as that company’s Chairman of the board from February 2008 until April 2017. Prior to joining National Retail Properties, Mr. Macnab was the CEO, President and a director of JDN Realty Corporation, also a publicly traded REIT, from April 2000 to March 2003. Mr. Macnab previously served as a director of DDR Corp. and Eclipsys Corporation. He also previously served on the board of directors and as Chair of the Governance Committee of the Cadillac Fairview Corporation Limited, a private company and a wholly owned subsidiary of the Ontario Teachers' Pension Plan.

Qualifications
•Extensive management experience with publicly traded REITs and global large-cap companies
•Financial expertise
•Experience as a director of other public companies
Current Public Company Boards
•Independence Realty Trust, Inc. (2024–present)
•VICI Properties, Inc. (2017–present)

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Proposal 1 Election of Directors
Summary of Director Skills and Qualifications

Neville R. Ray Former President of Technology, T-Mobile US, Inc. Age: 62 Independent Director Since: March 2024 Company Committees: •Compensation Committee (May 2024–present)	Skills

	Executive Leadership	Strategy	Thought Leadership and/or Government and Public Policy	Wireless Industry and/or REIT

	Operational and Management	International/Global Operations	Public Company Board	Risk Management

Cybersecurity/ Information Systems

Career
Mr. Ray most recently served as T-Mobile USA’s President of Technology until 2023. Mr. Ray joined T-Mobile USA (then VoiceStream) in April 2000 and from December 2010 to November 2019, served as its Chief Technology Officer. Prior to that, Mr. Ray served as Network Vice President for Pacific Bell Mobile Services. Mr. Ray currently serves on the U.S. President’s National Security Telecommunications Advisory Committee (NSTAC). Mr. Ray has served as Chairperson of the Board of Governors of 5G Americas as well as the Vice Chairman of the Cellular Telecommunications Industry Association (CTIA). In addition, he has served as a member of the National Telecommunications and Information Administration’s Commerce Spectrum Management Advisory Committee (CSMAC) and the Federal Communications Commission’s Communications Security, Reliability and Interoperability Council (CSRIC).

Qualifications
•Extensive leadership, operational and strategic experience with publicly traded companies in the wireless industry
•Deep understanding of technology and innovation trends
•Broad perspective gained from participating in industry associations
Current Public Company Boards
•Ziff Davis, Inc. (2024–present)
Other Positions
•Director, Opanga Networks, Inc. (2025–present)
•Advisor, Nokia (2025–present)
•Advisor, Paradise Mobile (2024–present)
•Advisor, Ciena (2023–present)

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Proposal 1 Election of Directors
Summary of Director Skills and Qualifications

Pamela D. A. Reeve
Former President and CEO,
Lightbridge, Inc.
Age: 75
Independent Director Since: 2002; Chairperson since May 2020
Company Committees:
•Lead Director (May 2004–May 2020)
•Nominating and Corporate Governance Committee
(May 2009–present; August 2002–February 2005)
•Compensation Committee (April 2004–June 2016; Chair, April 2004–May 2009)
•Audit Committee (August 2002–July 2007)
Skills

Executive Leadership	Investment/Capital Allocation	Strategy	Thought Leadership and/or Government and Public Policy

Wireless Industry and/or REIT	Operational and Management	Finance/ Accounting	International/Global Operations

Public Company Board	Risk Management	Sustainability

Career
Ms. Reeve is the Chairperson of American Tower Corporation and has served in that role since 2020. Prior to that, she was the Company’s Lead Director. Ms. Reeve is very active in her local Boston-area community, advocating for causes that support the advancement of women and technology innovation. A retired business executive, she previously served as the President and CEO of Lightbridge, Inc., a public company and global provider of mobile business solutions to the wireless communications industry, from November 1989 to August 2004. Prior to joining Lightbridge in 1989, Ms. Reeve spent 11 years as a consultant and in a series of executive positions at the Boston Consulting Group, Inc. She also previously served on the board of Sonus Networks, Inc. from 2013 to 2017.

Qualifications
•Operational, strategic and corporate governance expertise, particularly in the communications and technology industries
•Financial expertise
•Extensive institutional knowledge and effective leadership as former Lead Director and now Chairperson
Past Public Company Boards
•Frontier Communications Corporation (2010–2021)
Other Positions
•Chair of the Board, The Women's Edge (formerly The Commonwealth Institute)
•Member of the Board, Boston Arts Academy Foundation

Bruce L. Tanner Former EVP and CFO, Lockheed Martin Corporation Age: 66 Independent Director Since: September 2019 Company Committees: •Audit Committee (December 2019–present; Chair since May 2024)	Skills

	Executive Leadership	Investment/Capital Allocation	Strategy	Operational and Management

	Finance/ Accounting	International/Global Operations	Public Company Board	Risk Management

Cybersecurity/ Information Systems

Career
Mr. Tanner served as the EVP and CFO of Lockheed Martin Corporation from September 2007 until February 2019. Mr. Tanner joined Lockheed Martin Corporation in 1982 and, prior to being appointed CFO, held a variety of leadership positions in finance, including as Vice President of Finance and Business Operations, Lockheed Martin Aeronautics, from April 2006 to September 2007, and Vice President of Finance and Business Operations, Lockheed Martin Electronic Systems, from May 2002 to March 2006.

Qualifications
•Extensive executive and cybersecurity experience with a global large-cap company
•Financial expertise
•Strategic, operational and advisory roles in complex financial transactions
Current Public Company Boards
•Truist Financial Corporation (2015–present)

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Corporate Governance
Corporate Governance
Our Board is committed to strong corporate governance practices and dedicated to ensuring American Tower is managed for the long-term benefit of our stockholders and other stakeholders. To fulfill this role, the Board and its three standing committees—Audit; Compensation; and Nominating—meet throughout the year and engage in meaningful discussions with management to ensure the Board is informed regarding the Company’s activities, operating plans and strategic initiatives.
To promote full compliance with all applicable corporate governance standards and remain aligned with best practices, the Board has adopted corporate governance principles and procedures, which it reviews annually and amends as necessary. We also continually review guidance and interpretations provided by the SEC and the New York Stock Exchange (NYSE). Furthermore, we engage in meaningful discussions with our stockholders regarding governance issues and potential improvements.
You can access (i) the charters for each of our current committees, (ii) our Corporate Governance Guidelines, (iii) our By-Laws and (iv) our Code of Ethics and Business Conduct Policy (Code of Conduct) in the “Investor Relations – Corporate Governance” section of our website, www.americantower.com. You may also request that these documents be mailed to you by writing to: American Tower Corporation, 116 Huntington Avenue, Boston, Massachusetts 02116, Attention: Investor Relations. Each committee charter, our Corporate Governance Guidelines and our Code of Conduct are reviewed annually.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Corporate Governance
Key Corporate Governance Best Practices

Independence	Stockholder Rights
•All Directors Except One Management Director Are Independent
•Independent Chairperson
•Only Independent Directors Serve on Board’s Standing Committees
•Independent Directors Meet in Executive Session Without Management Present

•One Vote per Share of Common Stock
•Regular Stockholder Engagement
•Proxy Access (3%, 3 years, 25% of Board)
•Stockholder Ability to Call Special Meetings (25% Ownership Threshold)
•Stockholders’ Right to Act by Written Consent
•No Stockholder Rights Plans
•No Supermajority Voting Provisions

Ethics and Disclosure	Board Practices
•Code of Conduct •Vendor Code of Conduct •Corporate Governance Guidelines •Global Human Rights Statement •Disclosure Committee for Financial Reporting •Ethics Committee
•Annual Election of All Directors
•Majority Voting for Directors
•Periodic Review of Board Composition and Succession Planning
•Onboarding Program for New Directors
•Continuing Education Programs for Directors
•Policy Against Director “Over-boarding”
•Review of Strategy
•Oversight of Risk Management and Sustainability Matters
•Annual Review of Board and Committees
•Use of Outside Experts to Assist With Board Oversight

Compensation Oversight
•Anti-Insider Trading Policy, including Anti-Hedging and Anti-Pledging Provisions
•Clawback Policy
•Double-Trigger Equity Vesting and No Tax Gross-Ups in a Change of Control
•Annual Compensation Policies Risk Assessment Review
•Approval Policy for Related Party Transactions
•Independent Compensation Consultant
•Annual Review of CEO Performance, Overseen by Our Independent Chairperson
•Annual Advisory Vote on Executive Compensation
•Stock Ownership Guidelines for Directors and Executives

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Board of Directors
Board Leadership Structure
Board of Directors
Our Board is committed to highly effective corporate governance that is responsive to stockholders, ensuring the Company delivers on its strategic objectives.
BOARD LEADERSHIP STRUCTURE
The Board believes that independent board oversight is essential to strong corporate governance. Under our Corporate Governance Guidelines, if we do not have a Chairperson who is independent, an independent Lead Director will be appointed upon the recommendation of the Nominating Committee. Factors considered in selecting a Chairperson include experience serving on public company boards, leadership at the committee level, areas of expertise (with a focus on leadership and corporate governance) and interest and ability to meet the time requirements of the position. In addition, the Board believes that to complement this leadership structure, having independent Directors serving as Chairs of each of our three standing Board committees enhances the Board’s effectiveness in providing independent oversight of material risks affecting the Company and fulfilling the Board's risk oversight responsibility.
The Nominating Committee reviews and evaluates the Board’s leadership structure periodically. The Board believes it is important to retain flexibility to determine its leadership structure based on the composition of the Board and management team and business conditions at the time, recognizing that the needs and opportunities of the Company may change over time. The Nominating Committee also takes into account the views of institutional investors and proxy advisory firms, as well as governance and industry trends.

The Board is currently led by our Chairperson, Pamela D. A. Reeve, who was appointed as a Director in March 2002. Ms. Reeve was named Lead Director in May 2004 and Chairperson in May 2020.

Considerations in Selecting the Chairperson
During her tenure on the Board, Ms. Reeve has served on all three standing committees and provided extensive guidance to the Board and senior management. The Nominating Committee annually determines the appointment of the Chairperson and believes that Ms. Reeve is best suited for this role. The Board has continued to benefit from her invaluable business knowledge and leadership as Chairperson.

The Chairperson’s duties include:

•Calling and chairing Board meetings, including the Board’s executive sessions of independent Directors;
•Approving agendas, materials and schedules for upcoming Board meetings, in consultation with the CEO and other independent Directors;
•Meeting frequently with the CEO and senior management to advise and assist on strategic, business, financial and governance matters;
•Preparing and conducting, together with the Chair of the Compensation Committee, the annual performance review of the CEO; and
•Being available for communication with the Company's significant stockholders.

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Board of Directors
Selection of Directors and Board Refreshment
SELECTION OF DIRECTORS AND BOARD REFRESHMENT
To maintain sustained Company growth, it is important we continue to have a Board with the requisite competencies to provide sound stewardship. We are committed to ensuring our Board is composed of Directors who bring a wealth of leadership experience, varied viewpoints, knowledge and skills that benefit our Company and stockholders. The Nominating Committee reviews the characteristics, skills, background and experience of the Board as a whole, and of its individual members, on an ongoing basis to assess those traits against the needs identified to benefit the Company, its management and its stockholders. In addition, the Nominating Committee takes into account the nature of and time involved in a Director’s service on other boards in evaluating the suitability of individual Directors and making recommendations to the Board.

Other Public Boards

Under the Corporate Governance Guidelines, without the consent of the Nominating Committee obtained in each case, a Director may not serve on the boards of more than four public companies (including the Company), or, if the Director is an active CEO or equivalent of another public company, on the boards of more than two public companies (including the Company).

Tenure and Term Limits

Our Board consists of Directors with a varied range of tenures. Our Board does not believe it should limit the number of years for which an individual may serve as a Director. Long-serving Directors provide important institutional knowledge and experience, while newer Directors bring fresh perspectives. The Board, including the Nominating Committee, believes that, as an alternative to term limits, it can ensure that the Board continues to evolve and adopt new viewpoints through periodic Board refreshment.

Qualifications of Board

The Nominating Committee seeks the most qualified candidates with the experience and skills that will complement the Board’s overall makeup, in accordance with our Corporate Governance Guidelines and the Nominating Committee charter.

The Nominating Committee strives to maintain a Board with the knowledge and skills necessary to effectively oversee a global company.
Board Committee Rotation
The Nominating Committee also considers the periodic rotation of committee members and committee chairs to introduce fresh perspectives to the fulfillment of the committees' duties. In 2024, new chairs for each of the Audit Committee, Compensation Committee and Nominating Committee were appointed.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Board of Directors
Selection of Directors and Board Refreshment
Board Refreshment

Board Changes in the Past 5 Years	Skills of Newly Added Directors

5 new independent Directors have been added to the Board since 2021	Investment/Capital Allocation
Strategy
5 independent Directors(1) have left the Board since 2021	Cybersecurity/Information Systems
Wireless Industry and/or REIT
(1)Including Ms. Reed, who will not be standing for re-election at this year's Annual Meeting.
New Independent Directors in the Past 5 Years:

2021	2022	2024	2025

Kenneth R. Frank Distinguished leader in a number of technology organizations, and relevant global business and industry experience	Kelly C. Chambliss Success as a leader of dynamic global services and technology businesses, with vast knowledge of CoreSite and the data center industry	Neville R. Ray More than 30 years of experience building and operating wireless networks in the U.S. and globally, along with knowledge of the company and the competitive ecosystem	Rajesh Kalathur Extensive global financial, technical and operations experience and demonstrated leadership in transformation

Teresa H. Clarke Comprehensive global perspective, from extensive leadership experience across finance, technology and public policy, including in Africa
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Board of Directors
Selection of Directors and Board Refreshment
Board Succession Planning

1	BOARD COMPOSITION REVIEW	The Nominating Committee periodically reviews the size and composition of the Board to ensure that Directors have the skills, experience and other criteria relevant to a global, dynamic, publicly traded company in the digital infrastructure space.
▼

2	ASSESSMENT OF DIRECTOR CANDIDATES’ SKILLS AND QUALIFICATIONS
As described in our Corporate Governance Guidelines, the Nominating Committee assesses Director candidates based on specific criteria, as outlined under “Summary of Director Skills and Qualifications” on page 9. Although the Nominating Committee does not assign specific numeric weights to these skills in its assessments, any Director candidate is expected to possess substantive knowledge or experience in several of the areas specified in the criteria.

▼

3	EVALUATION OF INDEPENDENT CONSULTANT’S FEEDBACK	Our Board believes it is important to review its effectiveness and that of its standing committees annually and, accordingly, engages with an outside independent consultant to conduct that evaluation and provide critical feedback. The feedback generated from this process assists the Board, and particularly the Nominating Committee, in determining the composition and skill set required for our Board to function effectively and oversee management’s implementation of the Company’s strategic goals and priorities.
▼

4	RECOMMENDATIONS FOR DIRECTOR CANDIDATES	In considering candidates for the Board’s slate of recommended Director nominees, the Nominating Committee recommends individuals it believes can best enhance the success of the business and represent stockholder interests through the exercise of sound judgment in light of the full Board’s experience. To identify and evaluate Director candidates, in addition to seeking recommendations from Board members, the Nominating Committee engages one or more independent search firms to select Director candidates, reviews and discusses biographical information and background material relating to potential candidates, and, along with the independent search firm and other Board members, interviews selected potential candidates. In addition, the Nominating Committee is committed to considering all candidates proposed by stockholders in accordance with the By-Laws, if appropriate biographical and background material is provided, applying the same criteria and following substantially the same process as it does in considering other candidates. The Nominating Committee may then choose to present such candidates to the Board for consideration.
▼

5	SELECTION OF DIRECTOR CANDIDATE	Upon selection, a candidate is interviewed by the independent search firm and certain Board members, and an analysis is prepared to further assess the suitability of the candidate to address the Board’s needs. If the candidate is selected for recommendation to the Board, a review of his or her independence and potential conflicts is conducted.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Board of Directors
Director Independence
DIRECTOR INDEPENDENCE
The NYSE rules effectively create a two-step process for determining whether a Director qualifies as “independent.” First, a Director must satisfy the bright-line standards for independence established by the NYSE. Second, the Board must affirmatively determine that the Director has no material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company.
As set forth in our Corporate Governance Guidelines, the Board has established guidelines to help it determine whether a Director has a material relationship with the Company. Under these guidelines, a Director is not considered to have a material relationship with the Company solely on the grounds that he or she:
•is an executive officer or employee, or has an immediate family member who is an executive officer, of a company that makes payments to, or receives payments from, us for property or services, unless the amount of such payments or receipts, in any of the three fiscal years preceding the determination, exceeded the greater of $1 million or two percent (2%) of such other company’s consolidated gross revenues;
•is an executive officer of another company that is indebted to us, or to which we are indebted, unless the total amount of either company’s indebtedness to the other is more than five percent (5%) of the total consolidated assets of the company at which he or she serves as an executive officer;
•is a director of another company that does business with us, provided that he or she owns less than five percent (5%) of the outstanding capital stock of the other company and recuses himself or herself from any deliberations of our Board with respect to such other company; or
•serves as an executive officer of any charitable organization, unless our charitable contributions to the organization, in any of the three fiscal years preceding the determination, exceeded the greater of $1 million or two percent (2%) of such charitable organization’s consolidated gross revenues.
In addition, ownership of a significant amount of our Common Stock, by itself, does not constitute a material relationship.
For relationships not covered by these guidelines, the other independent Directors will determine whether a material relationship exists, based upon the recommendation of the Nominating Committee. No immediate family relationship exists between any of our Directors or executive officers and any other Directors or executive officers.

10 of 11 Current Director Nominees of American Tower are Independent

2024 Independence Determinations
The Board has determined that each of American Tower’s non-management Directors, based on his or her compliance with the Board’s established guidelines, has no material relationship with the Company and is “independent” under Section 303A.02 of the NYSE listing standards. In making its assessment, the Board determined that each of Messrs. Frank, Hormats, Kalathur, Macnab and Tanner and Mses. Clarke and Reeve had no relationship with the Company, other than being a Director and/or stockholder. With respect to Mr. Ray and Mses. Chambliss and Lieblein, the Board determined that any relationships with the Company were appropriate given each recuses himself or herself from material deliberations involving such affiliated company as necessary.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Board of Directors
Director Independence
Specifically, the Board considered that each of Mr. Ray and Mses. Chambliss and Lieblein served or is currently serving as a director or executive officer of a company that conducts business with us, as follows: Mr. Ray served as an executive officer and as an employee of T-Mobile US, Inc. (T-Mobile) until April 2023 and October 2023, respectively; Ms. Chambliss is currently a Senior Vice President of IBM Consulting in the Americas; and Ms. Lieblein served as a director of Southwest Airlines Co. until May 2022 and is currently a director of Cox Enterprises Inc. In each case, the Board determined that this service was in accordance with the NYSE listing standards and our Corporate Governance Guidelines in that none of these Directors beneficially owns five percent (5%) or more of the outstanding capital stock of the applicable company, each recuses himself or herself from any deliberations of the Board with respect to the applicable company and, in each case for Mses. Chambliss and Lieblein, payments made to, or received from, each applicable company were less than the greater of $1 million or two percent (2%) of both the Company’s and the applicable company’s estimated total revenue in the 2024 fiscal year. While T-Mobile was one of the Company's top customers by total revenue in 2024, Mr. Ray is no longer an employee of T-Mobile as of his election to our Board in March 2024.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Board of Directors
Annual Evaluation
ANNUAL EVALUATION
To identify areas that are effective and areas for improvement, our Board, with oversight by the Nominating Committee, conducts annual evaluations of its performance and that of each of its three standing committees. The Board recognizes that a robust and constructive evaluation process is essential to good governance and effectiveness. The table below summarizes the process followed in 2024. We expect to conduct a similar Board and committee self-evaluation process in 2025.

1	EVALUATION QUESTIONNAIRES		•Independent consultant solicits candid input from each Director regarding the performance and effectiveness of the Board, its committees and individual Directors

▼

2	INDIVIDUAL INTERVIEWS		•Independent consultant conducts interviews with the chairs of each Committee, the Chairperson of the Board, as well as other selected Directors

▼

3	REVIEW OF FEEDBACK
•Independent consultant reviews questionnaires and interview responses and aggregates the results as they relate to Director performance, Board dynamics and the effectiveness of the Board and its committees
•Independent consultant presents the findings first to the Nominating Committee, and then to the full Board in executive session

▼

4	USE OF FEEDBACK
•The independent consultant develops recommendations based on the themes or issues that emerged, providing suggestions for areas of improvement for each committee and the Board and an action plan for implementing those suggested changes

▼

5	CHANGES IMPLEMENTED
•As a result of this evaluation process, over the past few years, the Board has:
•strengthened the Director refreshment practices;
•improved the succession planning process for senior leadership; and
•added new highly-skilled Directors to enhance the Board’s composition

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Board of Directors
Board Meetings
BOARD MEETINGS

Our Board is committed to strong corporate governance practices and dedicated to ensuring American Tower is managed for the long-term benefit of our stockholders and other stakeholders. To fulfill this goal, the Board and its three standing committees—Audit; Compensation; and Nominating—meet throughout the year and engage in meaningful discussions with management to ensure that the Board is informed regarding the Company’s activities, operating plans and strategic initiatives.
During the 2024 fiscal year, our Board held four regular meetings and six special meetings. Each Director, except for Mr. Ray, who was recently elected, attended at least 75% of the aggregate number of meetings of our Board, and each Director attended at least 75% of the committee meetings for the committees on which he or she served. All of our Director nominees serving on the Board as of the date of our 2024 Annual Meeting, except for Mr. Ray, attended such meeting. We encourage, but do not require, our Directors to attend each annual meeting of stockholders.
In determining whether to recommend a Director for re-election, the Nominating Committee considers the Director’s past attendance at meetings and participation in, and contributions to, the activities of the Board and its standing committees.

The American Tower Board: By the Numbers in 2024 4 Regular meetings held by the Board 6 Special meetings held by the Board

At least 75%(1)
of regular meetings attended by each current Director

At least 75%
of the Directors attended the 2024 Annual Meeting

(1)With the exception of Mr. Ray, who was recently elected to the Board.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Board of Directors
Board Committees
BOARD COMMITTEES
Our Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. Only independent Directors serve on the standing committees.

Audit Committee

MEETINGS IN 2024: 8
MEMBERS: Bruce L. Tanner (CHAIR)	Teresa H. Clarke Kenneth R. Frank	Rajesh Kalathur(1) JoAnn A. Reed(2)

Key Responsibilities:
•Oversees management’s financial reporting processes.
•Meets with our independent registered public accounting firm, outside the presence of management, to discuss our financial reporting, including internal accounting controls and policies and procedures.
•Approves all fees related to audit and non-audit services provided by the independent public accounting firm.
•Has the sole authority to select, retain, terminate and determine the compensation of our independent registered public accounting firm.
•Oversees our systems of internal accounting and financial controls.
•Reviews the global internal audit plan, including the annual fraud risk assessment.
•Reviews the annual independent audit of our financial statements.
•Reviews our financial disclosures.
•Reviews and implements our Code of Conduct in conjunction with, and with oversight from, the Ethics Committee.
•Oversees the establishment and implementation of “whistle-blowing” procedures.
•Oversees our risk and policies for risk management, including due to litigation, ethics issues, cybersecurity, the deployment of artificial intelligence, insurance and other compliance matters.

(1)Mr. Kalathur was appointed to the Audit Committee in February 2025 and did not attend any meetings in 2024.
(2)Ms. Reed is not standing for re-election, but will continue to serve on the Audit Committee through the date of the Annual Meeting.
Each member of the Audit Committee is an audit committee financial expert under SEC rules and has the accounting or related financial-management expertise required under NYSE rules. In addition, each member is “independent” under the additional independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (Exchange Act). No Audit Committee member serves on the audit committee of more than two other public companies.
The Audit Committee’s meetings in 2024 were designed to facilitate and encourage communication among the members of the Audit Committee, management, our internal auditors and our independent registered public accounting firm, Deloitte & Touche LLP (Deloitte). Prior to each earnings release, the Audit Committee met with management and our auditors to review the financial results.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Board of Directors
Board Committees

Compensation Committee

MEETINGS IN 2024: 5
MEMBERS: Grace D. Lieblein (CHAIR)	Kelly C. Chambliss Craig Macnab	Neville R. Ray

Key Responsibilities:
•Leads the Board in establishing compensation policies for our executive officers and the Board, including approving employment agreements or arrangements, if any, with executive officers.
•Reviews and approves individual and overall corporate goals and objectives related to executive compensation; evaluates executive performance in light of those goals and objectives; and determines executive compensation levels based on this evaluation, including as it relates to our CEO.
•Regularly assesses our compensation plans to determine whether any elements create an inappropriate level of risk.
•Administers our equity incentive plans, approving any proposed amendments or modifications.
•Reviews our compensation programs.
•Reviews and implements our Clawback Policy.
•Oversees our stock ownership guidelines.
•Receives reports from management on human capital management programs and practices.
•Regularly reviews executive compensation market trends, recommending changes to programs or processes accordingly.
•Reviews Compensation Committee reports, Pay versus performance and CEO pay ratio for inclusion in appropriate regulatory filings, and results of the annual advisory say on pay vote.

For more information on the Compensation Committee’s role and our processes and procedures for determining executive compensation, see “Compensation Discussion and Analysis” beginning on page 39.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Board of Directors
Executive Sessions

Nominating and Corporate Governance Committee

MEETINGS IN 2024: 11
MEMBERS: Kenneth R. Frank (CHAIR)	Robert D. Hormats Pamela D. A. Reeve

Key Responsibilities:
•Identifies and recommends individuals to serve on the Board and its committees.
•Develops and makes recommendations to our Corporate Governance Guidelines, including the appropriate size, composition and responsibilities of the Board and its committees.
•Reviews corporate governance best practices and market trends.
•Reviews and approves or ratifies any related party transactions.
•Reviews any contemplated outside directorships of current Board members.
•Establishes performance criteria for the annual evaluation of the Board and its committees, and oversees the annual self-evaluation by Board members.
•Responds to stockholder requests and inquiries.
•Reviews and recommends Director training initiatives and reviews Director onboarding program.
•Oversees and reviews the Company’s sustainability programs and corporate responsibility policies, including environmental initiatives, human capital management, the development of its workforce and sustainability reporting.
•Advises the Board with respect to Board committee charters, composition and protocol, including the current Board structure.

EXECUTIVE SESSIONS
The independent Directors periodically meet in executive sessions, both through (i) sessions without the CEO or other members of senior management present, and (ii) sessions with members of senior management with expertise relevant to the matter being discussed at such executive sessions. An executive session is typically scheduled either immediately before or immediately after each regular Board or committee meeting. The Chairperson presides at such sessions, and in her absence, the Board can designate the Chair of the Nominating Committee or, alternatively, the Chair of the Board committee relevant to the matter being discussed to preside. Upon reasonable notice to the other independent Directors, any independent Director may call for an executive session, with or without the presence of the Chairperson, if he or she deems it necessary or appropriate.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Board of Directors
Director Onboarding, Continuing Education and Access to Employees
DIRECTOR ONBOARDING, CONTINUING EDUCATION AND ACCESS TO EMPLOYEES

Orientation
To familiarize new Directors with American Tower’s business, strategies and policies, and to assist new Directors in developing Company and industry knowledge to optimize their service on the Board, we conduct a robust orientation program, which includes, among other things, a presentation on:
•our business and the wireless infrastructure sector,
•the data centers business,
•each of our regional markets,
•our capital structure,
•our strategic plan,
•Board and committee responsibilities,
•corporate responsibility (including the American Tower Foundation (the Foundation)),
•ethics standards and legal and risk management,
•Corporate Governance Guidelines and Company policies, and
•securities trading and reporting.

Continuing Education
•Because we believe our Directors should be continually educated regarding corporate governance processes and practices, our business and our industry, we periodically conduct Board education sessions, often using external experts.
•For example, in 2024, the Board attended education sessions on artificial intelligence, corporate crisis management and cybersecurity at the Company, among other topics.
•The Nominating Committee annually reviews the current year’s Director training initiatives to determine programs for the upcoming year.
•Additionally, we encourage each independent Director to attend, annually and at the Company’s expense, at least one board education course offered by either an academic institution or a professional service organization.

Access to Employees
•The Board has access to the Company's senior management to ensure that Directors can gather the information necessary to fulfill their duties.
•Members of senior management are encouraged to invite Company personnel to any Board meeting at which their presence and expertise would help the Board to have a full understanding of matters being considered.
•In 2024, during the Board meetings held in offices outside of the Company's headquarters, the Board met with various employees for lunches and other social events.

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Board of Directors
Process of Setting Director Compensation
PROCESS OF SETTING DIRECTOR COMPENSATION
The Compensation Committee has oversight of director compensation, including the authority to grant equity-based awards. The Compensation Committee conducts an annual review and assessment of all compensation, cash and equity-based, paid to our non-management Directors. In addition, the Compensation Committee seeks advice from the Board’s independent compensation consultant at least every other year, or more often as needed, in connection with evaluating our director compensation program relative to relevant market data and formulating its recommendations to the full Board.
As of December 31, 2024, our standard compensatory arrangement with our non-management Directors included the following:

Director Compensation Element		Payment	Board Service Mix of Compensation
Board Service
Annual Cash Retainer		$100,000
Additional Annual Payment to Chairperson		$125,000
Committee Service	Chair	Member
Audit Committee	$25,000	$15,000
Compensation Committee	$15,000	$15,000
Nominating Committee	$10,000	$10,000

(1)The Average Cash Compensation excludes $125,000 paid to the Chairperson of the Board.
On March 11, 2024, based on their performance in the prior year and expected future contributions to the Company, we granted each of the non-management Directors 1,089 RSUs, which will fully vest and settle in shares of Common Stock on the one-year anniversary of the grant date.
The following table provides information regarding the compensation of each non-management Director who served on our Board during the year ended December 31, 2024. Information regarding the compensation of Mr. Vondran may be found under “Executive Compensation Tables” beginning on page 65.
Director Compensation for 2024

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($)(1)(2) (c)	Total ($) (h)
Kelly C. Chambliss	$115,000	$225,151	$340,151
Teresa H. Clarke	$115,000	$225,151	$340,151
Kenneth R. Frank	$130,000	$225,151	$355,151
Robert D. Hormats	$115,000	$225,151	$340,151
Grace D. Lieblein	$122,500	$225,151	$347,651
Craig Macnab	$122,500	$225,151	$347,651
Neville R. Ray(3)	$82,500	$—	$82,500
JoAnn A. Reed	$127,500	$225,151	$352,651
Pamela D. A. Reeve	$235,000	$225,151	$460,151
Bruce L. Tanner	$127,500	$225,151	$352,651
(1)The amount in column (c) reflects the aggregate grant date fair value of awards granted for the fiscal year ended December 31, 2024. The aggregate grant date fair value of the awards was calculated by multiplying the number of shares of Common Stock underlying the RSU awards by $206.75, the closing market price of shares of our Common Stock on the grant date, March 11, 2024.
(2)No stock option awards were granted during the fiscal year ended December 31, 2024. As of December 31, 2024, each non-management Director who served on our Board during 2024 held the following shares of Common Stock underlying the RSU awards and outstanding options to purchase Common Stock. As of December 31, 2024, all of the following options were fully vested and exercisable.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Risk Oversight

Name	Number of Unvested Shares Underlying RSU Award (#)	Market Value of Unvested Shares Underlying Unvested RSU Award ($)(i)	RSU Award Grant Date	Number of Securities Underlying Outstanding Options (#)	Option Exercise Price ($)	Option Grant Date
Kelly C. Chambliss	1,089	$199,733	3/11/2024
Teresa H. Clarke	1,089	$199,733	3/11/2024
Kenneth R. Frank	1,089	$199,733	3/11/2024
Robert D. Hormats	1,089	$199,733	3/11/2024
Grace D. Lieblein	1,089	$199,733	3/11/2024
Craig Macnab	1,089	$199,733	3/11/2024
JoAnn A. Reed	1,089	$199,733	3/11/2024
Pamela D. A. Reeve	1,089	$199,733	3/11/2024	4,971	$94.57	3/10/2015
Bruce L. Tanner	1,089	$199,733	3/11/2024
(1)The value of the unvested shares of Common Stock underlying the RSU award was calculated by multiplying the number of unvested shares of Common Stock by $183.41, the closing market price of shares of our Common Stock on December 31, 2024.
(3)Mr. Ray joined the Board in March 2024 and the Compensation Committee in May 2024 and received compensation for meetings thereafter, and did not receive a stock award in 2024.
Risk Oversight
OVERSIGHT OF STRATEGY
Oversight of the Company’s strategy is one of the Board's most important responsibilities. Throughout the year, management regularly discusses strategy, strategic goals and progress against those goals with the Board. The Board is responsible for overseeing the formation and execution of the Company’s strategic plans and for understanding the associated risks and actions that management is taking to manage and mitigate those risks.
OVERSIGHT OF RISK MANAGEMENT

ERM Program:

Our Enterprise Risk Management (ERM) program includes an assessment of a broad range of the Company's strategic, operational, financial and regulatory risks. Throughout the year, members of a cross-functional team within the Company identify and review risks and mitigations through comprehensive workshops. Annually, management presents and discusses the key risks identified in the ERM process with the full Board, soliciting input from Directors on the steps taken to mitigate risks and plans for additional mitigation in the year ahead.

The Board oversees the management of the Company’s risk exposure through the framework outlined below. Our standing committees, which are made up solely of independent Directors, most of whom have extensive experience in providing strategic and advisory guidance and assessments to other public companies, assist the Board in evaluating the specific risks the Company faces in the areas of finance, compensation and governance, as outlined below, as well as our policies for risk management and assessment. At each regularly scheduled Board meeting, each committee’s Chair reports on, among other things, any identified risks associated with that committee’s principal areas of focus.
We believe this is an effective approach to addressing the risks we face and supports our current Board leadership structure. It allows our independent Directors to review our risks and our risk management and assessment policies through fully independent Board committees, with ultimate oversight by the full Board.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Risk Oversight

BOARD OF DIRECTORS

•Reviews the Company’s most significant risks and mitigations, including during annual ERM presentation by the Company's leaders in the Corporate Legal department, and ensures management responds appropriately with risk-informed strategic decisions.
•Monitors risk exposure to ensure it is in line with the Company’s overall tolerance for, and ability to manage, risk.
•The Chairperson discusses management’s assessment of risks and mitigations in executive sessions and determines whether further review or action by the full Board or a particular committee would be appropriate.
•Additionally, the Board reviews the risk factors included in the Company’s annual reports filed with the SEC.

COMMITTEES

THE AUDIT COMMITTEE	THE COMPENSATION COMMITTEE	THE NOMINATING COMMITTEE

•Has primary responsibility for reviewing financial risk for the Company.
•Considers material litigation instituted against the Company and reviews cybersecurity issues and the resolution of issues raised through our Ethics Committee process.
•Identifies and assesses audit, accounting, cybersecurity, artificial intelligence, financial reporting, compliance and legal risks, and oversees the methodologies that management implements to address those risks.

•Reviews and balances risk in our compensation practices, programs and policies.
•Regularly assesses, with its independent compensation consultant and management, the Company’s compensation programs to determine if any elements of these programs create an inappropriate level of risk and to evaluate management’s methods to mitigate any potential risks.
•Oversees risks related to human capital management, including employee training and development, workforce planning and recruitment and employee engagement.

•Oversees the management of risks associated with Board and committee composition, including the current Directors’ skill sets and the Company’s anticipated future needs.
•Oversees risks associated with the Company’s corporate governance structure and related party transactions.
•Oversees risks related to the Company’s sustainability programs and corporate responsibility policies, including environmental initiatives, workforce composition and sustainability reporting.

MANAGEMENT

•Conducts a comprehensive, annual enterprise risk assessment to identify the most significant existing and emerging risks to the successful achievement of the Company’s strategic and operational goals, along with the procedures and initiatives in place to address those risks.
•Presents results of assessment to the Board for discussion, thereby enabling the Board to successfully oversee the Company’s risk management activities.
•Provides quarterly updates to the Board concerning any strategic, operational and emerging risks, including risks related to cybersecurity and climate change, to the Company’s ability to achieve its business goals and initiatives, along with updates to the mitigation activities underway to address those risks.

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Executive Succession Planning
Executive Succession Planning
Our Board’s involvement in leadership development and succession planning is ongoing. Pursuant to our Corporate Governance Guidelines, the Board, in its executive sessions, annually considers and reviews succession candidates for the CEO and other executive leadership positions for both near- and long-term planning. The Board reviews potential candidates for succession planning purposes, in light of their performance, leadership qualities and ability to manage additional responsibilities. The Board also considers potential risks regarding the retention of our current executive officers and succession candidates, the timeline for implementing each succession plan, and the extent of disruption likely to be caused as a result of unplanned attrition. In addition, as part of its risk management process, the Board has developed an interim emergency succession plan.
The Board values the experience and insight our long-tenured employees provide to the Company. As part of its recent succession plan, and following Mr. Bartlett's retirement as President and CEO, several highly accomplished employees were promoted within the Company.

2023	▶	2024	▶	2025
•Steven O. Vondran, who has been with the Company for nearly 25 years, appointed to the role of Executive Vice President, Global Chief Operating Officer for an interim period, effective November 1, 2023 until February 1, 2024
•Eugene M. Noel, who has been with the Company for nearly 15 years, appointed to the role of Executive Vice President and President, U.S. Tower Division, effective November 1, 2023
•Mr. Vondran appointed to the roles of President, CEO and Director of the Board, effective February 1, 2024
•Mr. Noel appointed to the role of Executive Vice President and Chief Operating Officer, effective January 13, 2025
•Richard C. Rossi, who has been with the Company for nearly 25 years, appointed to the role of Executive Vice President and President, U.S. Tower, effective January 13, 2025

Additionally, for our employees with high potential, we offer several professional development opportunities designed to support them through a career path to become the Company's next executive leaders. These opportunities are supported by a comprehensive talent-management review process to develop future leaders and ensure effective succession planning.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

ABOUT AMERICAN TOWER
Sustainability Framework and Highlights
Sustainability Framework and Highlights
Our business inherently promotes sustainability through the reduced environmental footprint of shared infrastructure. Our aim is to uphold the highest standards of environmental care, social responsibility and corporate governance globally while firmly supporting the communities in which we operate. Our sustainability framework is built on three pillars: environment, social and governance, each pivotal to our vision of building a more connected world.
Sustainability Governance
While the Nominating Committee oversees the sustainability function, including the annual reporting process, the entire Board reviews, discusses and addresses specific sustainability matters. We provide our Directors with relevant updates and required disclosures to support their governance efforts in sustainability.

Environment Recent Highlights:

1000+ Green Sites to date
Expanded our Green Sites program by developing over 400 new green sites in 2024 through a long-term, multi-market partnership with a major customer in Africa, focusing on renewable energy sources, energy-efficient equipment and sustainable practices to minimize environmental impact and reduce operational greenhouse gas (GHG) emissions.
Reached more than 22,500 sites globally with lithium-ion battery energy storage systems and increased our energy storage capacity to more than 950 megawatt hours.
Surpassed our renewable energy goal by achieving 120 gigawatt hours (GWh) of annual solar energy production, an approximately 30% increase compared to the same period last year, exceeding our target of increasing on-site renewable energy generation by more than 20% from 2023.(1)

(1)The 2024 goal of a more than 20% increase over the 2023 baseline excluded India’s 2023 generation of approximately 10 GWh of renewable energy generation and projected similar generation in 2024. The market was divested in the second half of 2024; excluding India, the 2023 baseline was approximately 93 GWh.

Social Recent Highlights:

$1.5M+
invested in ATC YOU and related programs for executive and employee development
Invested more than $1.5 million in 2024 in expanding ATC YOU, a global learning university focused on advancing our employees and preparing our teams for the future, and providing a wider range of related programs for executive and employee development.

$1.5M+
contributions from the Foundation
Over $1.5 million distributed globally by the Foundation in 2024 through matching programs, disaster-relief donations, education grants and other financial contributions.

Together with our partners, as of December 31, 2024, we have served more than 950,000 people across our global footprint through our Digital Communities program which establishes digitally connected spaces in underserved communities; our goal is to positively impact the quality of life for at least 2 million people by the end of 2030.

Governance Recent Highlights:

Named as one of:
•Newsweek’s America’s Most Responsible Companies
•USA Today’s America’s Climate Leaders
•Newsweek’s World’s Most Trustworthy Companies
•U.S. News & World Report’s Best Companies to Work For
•Sustainalytics’ Top-Rated ESG Companies
2,500+ cybersecurity training hours completed Employees completed more than 2,500 hours of training related to cybersecurity.

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Stockholder Outreach and Rights
Stockholder Outreach and Rights
We believe regular, transparent stockholder engagement is essential to American Tower’s long-term success. In 2024, we continued our practice of engaging with stockholders to understand their perspectives on performance and strategy, corporate governance, executive compensation, sustainability and other matters.

We presented at financial and industry conferences.	We met with financial and governance analysts and investment firms.	We met with institutional stockholders.	We responded to stockholder inquiries.

Scheduled meetings in 2024 with stockholders

Regular engagement with stockholders on a broad range of topics
2024 Discussion Topics Included:
•Performance and Strategy •Executive Succession Planning •Human Capital Management •Environmental Sustainability •Board Tenure and Refreshment	•Executive Compensation •Strategic Acquisitions and Divestitures •Political Spending and Lobbying •Balance Sheet Management •Capital Allocation Priorities

Report to Board of Directors
Senior management regularly updates each committee of the Board on relevant topics, highlighting items discussed and feedback received during stockholder outreach campaigns, as well as the outcome of the advisory vote results on executive compensation.

Response to Investor Outreach

In response to communications with our investors, our Board and management team has taken action, implementing the following recent change to our 2024 compensation for executives:
•Beginning in 2024, PSU awards granted under our long-term incentive award program include relative TSR as an additional performance measure for a three-year performance period. Detailed information about the TSR metric can be found beginning on page 41.

Our By-Laws permit a group of up to 20 stockholders, who have owned at least three percent (3%) of American Tower stock continuously for at least three (3) years, the ability to submit Director nominees—up to twenty-five percent (25%) of the Board—for inclusion in our proxy statement if the stockholder(s) and the nominee(s) satisfy the requirements specified in our By-Laws.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Communications From Stockholders and Other Interested Parties
PROXY ACCESS

Holders of at least 3% of AMT stock held by up to 20 stockholders	Holding the stock continuously for at least 3 years	Can nominate up to 25% of the Board for election at an annual meeting of stockholders

In addition, we provide our stockholders with both the right to call a special meeting and act by written consent, the terms of which reflect current market practice.
Communications From Stockholders and Other Interested Parties
The Board attends to written communications submitted by stockholders and other interested parties and will respond when appropriate. The Board has designated the Nominating Committee to consider, and determine responses to, communications from stockholders and other interested parties. If you wish to send communications on any topic to the Board and its non-management Directors, address your communications to: Kenneth R. Frank, Chair of the Nominating and Corporate Governance Committee, c/o General Counsel, American Tower Corporation, 116 Huntington Avenue, Boston, Massachusetts 02116. Stockholders proposing Director nominations or any other business for consideration at a meeting of stockholders must comply with the proxy access provisions or the advance notice and related provisions in our By-Laws, as applicable.

MONITORING OF COMMUNICATIONS FROM STOCKHOLDERS	▶	FORWARDING OF COMMUNICATIONS TO DIRECTORS	▶	RESPONDING TO STOCKHOLDERS
Under most circumstances, the Chair of the Nominating Committee is, with the assistance of our General Counsel, primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the other Directors, as he or she considers appropriate.

Communications that relate to substantive matters and include suggestions or comments the Chair of the Nominating Committee considers to be important for the Directors to consider will be forwarded to all Directors. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than are communications relating to ordinary business affairs or matters that are personal or otherwise not relevant to the Company, including mass mailings and repetitive or duplicative communications.

Responses are made to stockholders by the most suited person, including a Director or member of senior management. We use the feedback received from stockholders to improve our corporate governance, sustainability and disclosure practices. In addition, we have made numerous changes to executive compensation to align compensation to long-term stockholder value, improve transparency and implement stock ownership guidelines for all executives.

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Approval of Related Party Transactions
Approval of Related Party Transactions
Our Corporate Governance Guidelines include a policy that the Nominating Committee shall review and approve all related party transactions for potential conflicts of interest and will prohibit such a transaction if it determines it to be inconsistent with the interests of the Company and its stockholders. Under the policy, (i) “related party transactions” means all transactions between the Company and any related party other than transactions available to employees or Directors generally or transactions involving less than $120,000, and (ii) “related parties” means our executive officers, Directors and stockholders owning more than five percent (5%) of our Common Stock, as well as any such person’s immediate family members. The policy also covers entities that are owned or controlled by related parties, or entities in or of which related parties have a substantial ownership interest or control.
Under the policy, management must present to the Nominating Committee the proposed terms of any related party transaction that it wishes to enter into, including the value of the proposed transaction. After reviewing the transaction, the Nominating Committee will approve or disapprove it, and management must continue to update the Nominating Committee of any material change to any approved transaction. If management enters into a related party transaction before the Nominating Committee approves it, the Nominating Committee must ratify the transaction or management must make all reasonable efforts to cancel or annul the transaction.
In 2024, the Company received approximately $1.4 million from Ligado Networks, LLC (Ligado). Payments from Ligado to the Company were customary recurring lease payments for tower space Ligado leases on multiple communications sites. Doug Smith, the President and Chief Executive Officer of Ligado, is the brother of Rodney M. Smith, the Company’s Executive Vice President, Chief Financial Officer and Treasurer. This transaction was reviewed and ratified by the Nominating Committee in accordance with the Company’s Corporate Governance Guidelines.
Stock Ownership Guidelines
To further align the interests of our leadership with those of our stockholders and promote our commitment to sound corporate governance, our Corporate Governance Guidelines include stock ownership guidelines. Each executive officer and Director is expected to beneficially own American Tower stock equal in market value to a specified multiple of his or her annual base salary or annual cash retainer, as applicable. The guideline for the CEO is six (6) times his or her annual base salary and for each of the other executive officers is three (3) times his or her annual base salary. The guideline for each non-management Director is five (5) times the annual cash retainer. Each executive officer and non-management Director has five (5) years from the date of hire/appointment to reach his or her ownership target. Additionally, each executive officer is required to retain at least 50% of shares, net of tax obligations, until he or she meets the ownership requirements.
To determine compliance with these guidelines, we count actual shares and unvested RSUs. The Compensation Committee administers these stock ownership guidelines and may modify their terms and grant hardship exceptions at its discretion. As of March 17, 2025, each executive officer and non-management Director met his or her ownership target, or was within the timeframe of meeting such target.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

Compensation and Other Information Concerning Directors and Officers

PROPOSAL 2
Advisory Vote on Executive Compensation
We are providing our stockholders the opportunity to approve, on an advisory basis (a “say on pay” vote), the compensation of our named executive officers as described in “Compensation Discussion and Analysis” and related tabular and narrative disclosures in this Proxy Statement, in accordance with Section 14A of the Exchange Act. We intend to submit our executive compensation to an advisory vote annually, consistent with the advisory vote of our stockholders on the frequency of the say on pay vote at our 2023 Annual Meeting of Stockholders (2023 Annual Meeting). The next advisory say on pay vote of our stockholders will be held at our 2026 Annual Meeting.

The Board of Directors unanimously recommends that you vote FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement, pursuant to the compensation disclosure rules of the SEC.

We believe our executive officers play a critical role in our financial, strategic and operational performance and in creating long-term stockholder value. Accordingly, our executive compensation philosophy is to create a balance that achieves our executive retention objectives, while rewarding our executive officers under a pay-for-performance philosophy through an appropriate combination of base salary, annual performance incentive awards and long-term, equity-based compensation. The objectives of our executive compensation program include:
•attracting and retaining top talent;
•motivating and engaging our executive officers; and
•driving sustainable, long-term growth and stockholder value consistent with our vision and growth strategy.
We continually review our executive compensation program. We seek the input of our stockholders, and based on such engagement, have made changes to our executive compensation program over time, which reflect those discussions.
We urge you to read the “Compensation Discussion and Analysis,” including the accompanying compensation tables and related narrative disclosures in this Proxy Statement, as it provides greater detail on our compensation philosophy and determinations. The Compensation Committee and the Board believe our executive compensation program and policies are consistent with, and help us achieve the goals of, our compensation philosophy.
Required Vote
Approval of this resolution requires the affirmative vote of a majority of the votes cast by, or on behalf of, stockholders at the Annual Meeting. Abstentions and broker non-votes are not considered as votes cast “for” or “against” this proposal and have no effect on the results.
Although the advisory vote on this proposal is non-binding, meaning that our Board is not required to adjust our executives’ compensation or our compensation programs or policies as a result of the vote, we encourage all stockholders to vote their shares on this matter, as the Board and the Compensation Committee will consider the voting results when determining compensation policies and decisions, including future executive compensation decisions.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Compensation Discussion and Analysis
Compensation Discussion and Analysis
In this section, we summarize our philosophy and objectives regarding the compensation of our NEOs, including our policies on how we determine the elements and amounts of executive compensation. We encourage you to read this discussion and analysis, in conjunction with our compensation tables beginning on page 65 and the report of the Compensation Committee of our Board on page 64 of this Proxy Statement. All references to the “Committee” in this section refer to the Compensation Committee.
Our 2024 NEOs

Name | Title
Steven O. Vondran(1) President and CEO	Sanjay Goel(2) Former Executive Vice President and President, Asia-Pacific
Rodney M. Smith Executive Vice President, Chief Financial Officer and Treasurer	Ruth T. Dowling(3) Executive Vice President, Chief Administrative Officer, General Counsel and Secretary
Olivier Puech Executive Vice President and President, Latin America and EMEA	Thomas A. Bartlett(4) Former President and CEO
(1)Mr. Vondran was appointed to the role of President and CEO, effective February 1, 2024.
(2)Mr. Goel left the Company, effective March 31, 2025, and as a result of the ATC TIPL Transaction, the Company will not appoint a successor to his prior role.
(3)Ms. Dowling was appointed to the role of Executive Vice President, Chief Administrative Officer, General Counsel and Secretary, effective January 1, 2023, and is included as a NEO for the first time in 2024.
(4)Mr. Bartlett retired from his role as President and CEO, effective February 1, 2024, and retired from the Company, effective May 1, 2024.
For a complete list of our current executive officers, see Part III, Item 10 in our Annual Report on Form 10-K for the year ended December 31, 2024 (Form 10-K).
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Compensation Discussion and Analysis
Executive Summary
EXECUTIVE SUMMARY
2024 Compensation Summary

•2024 PSU Award Changes.
As further discussed below, we revised our long-term incentive program to include relative TSR as a core performance measure in our PSUs. By tying a portion of our PSUs to TSR performance relative to the REIT constituents of the S&P 500 index, we aim to promote further alignment between executive incentive compensation and stockholder returns and further incentivize efforts to create stockholder value.

•Equity awards are largely performance based.
For 2024, we continued to grant a mix of RSUs and PSUs, with 70% of the target value of our CEO's annual equity incentive made up of PSUs and 60% of the target value of our other NEOs' annual equity incentive made up of PSUs. To focus our NEOs on long-term growth, PSU payouts are determined based on absolute financial and relative stock performance against pre-established goals over a three-year performance period.

•Continue to tie incentives to individual metrics fundamental to our strategy.
For 2024, 20% of each of our NEO's(1) annual bonus opportunity was tied to achieving individual goals set at the beginning of the fiscal year, as more fully described below under “Review of 2024 Individual Performance.”

•96% stockholder support for Say on Pay in 2024.
Our stockholders have historically approved our say-on-pay proposal at a high rate, with over 96% of votes cast in favor of our executive compensation program at our 2024 Annual Meeting.

(1)As further discussed below, due to the ATC TIPL Transaction, Mr. Goel's annual bonus opportunity was primarily tied to closing the transaction and results in the APAC property segment.
2024 Financial Highlights(1)

Total Revenue	Total Property Revenue(2)	Net Income Attributable to AMT Common Stockholders	Adjusted EBITDA(2)(3)	Attributable AFFO Per Share(3)(4)
$10.1 Billion	$9.9 Billion	$2.3 Billion	$6.8 Billion	$10.54
1.1% over 2023	0.7% over 2023	52.0% over 2023	1.9% over 2023	6.8% over 2023
(1)On September 12, 2024, we completed the ATC TIPL Transaction. The ATC TIPL Transaction qualified for presentation as discontinued operations, and accordingly, all 2024 data and all 2023 data for year-over-year comparison purposes for Total Revenue, Total Property Revenue, Adjusted EBITDA and ROIC included herein exclude the operating results from ATC TIPL. All data for Net Income Attributable to AMT Common Stockholders and Attributable AFFO per Share include the operating results from ATC TIPL. Prior year periods have not been adjusted unless otherwise noted.
(2)Performance metric under the annual performance incentive program. For the total property revenue performance metric, pass-through revenue is excluded.
(3)Adjusted EBITDA and Attributable AFFO per Share are non-GAAP financial measures. Definitions of non-GAAP financial measures and reconciliations to GAAP can be found in Appendix A.
(4)Performance metric under the long-term incentive program.
Highlights of 2024 Performance
•Increased liquidity to approximately $12.0 billion at year end and reduced floating rate debt exposure from approximately 11% as of the end of 2023 to approximately 3% as of the end of 2024;
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Compensation Discussion and Analysis
Executive Summary
•Constructed nearly 2,400 new sites internationally, including record new builds in Europe;
•Third consecutive year of record sales in our Data Centers segment;
•Reduced our net leverage ratio to 5.1x as of the end of 2024;
•Expanded cash Adjusted EBITDA(1) margin by over 200 basis points from the fourth quarter of 2023 to the fourth quarter of 2024; and
•Maintained balance sheet strength though an upgrade on our credit rating from S&P Global and issuance of an aggregate of $3.6 billion in fixed rate debt.
(1)Cash Adjusted EBITDA is a non-GAAP financial measure. Definitions of non-GAAP financial measures and reconciliations to GAAP can be found in Appendix A.
Changes to Our 2024 Compensation Program
In response to stockholder feedback regarding enhancements we could make to our compensation programs and to better align with market practice, in 2024, we updated our PSU awards granted under our long-term incentive program.
Beginning in 2024, PSU awards will include relative TSR as an additional performance measure for a three-year performance period. In the past few years, awards under our long-term incentive program were based on Attributable AFFO per Share(1) and ROIC(1), weighted 70% and 30%, respectively. For PSUs granted in 2024 (2024 PSU Awards), vesting will be determined as follows:
50%    based on cumulative Attributable AFFO per Share(1)
30%    based on average ROIC(1)
20%    based on relative TSR
(1)Attributable AFFO per Share and ROIC are non-GAAP financial measures. Definitions of non-GAAP financial measures and reconciliations to GAAP can be found in Appendix A.
TSR measures cumulative value to stockholders through stock price appreciation and dividends, and the adoption of this metric aims to align incentive compensation with stockholder returns and value creation.
Relative TSR will compare our TSR percentile ranking at the end of the applicable three-year performance period (such performance period for the 2024 PSU Awards being January 1, 2024 to December 31, 2026) with the ranking of the REIT constituents of the S&P 500 index. Payouts will range from 0% (relative TSR below the 35th percentile), 50% (relative TSR that is at the 35th percentile), 100% (relative TSR that exceeds the 55th percentile), and up to a maximum of 200% (relative TSR that exceeds the 70th percentile).
For purposes of the relative TSR peer group, a company that announces it has entered into an agreement to be acquired or merge with another company during the performance period will be removed from the peer group. If a company files for bankruptcy, its TSR will be deemed to be -100% and it will be slotted last in the peer group. In addition, payouts based on the relative TSR component of the PSU awards will be capped at target if the Company’s absolute TSR is negative for the three-year performance period.
Payout percentages for the relative TSR component are expected to be as follows:

Relative TSR
Three-year Performance vs. Peer Group	Performance vs. Peer Group	Payout %
Below Threshold	<35th Percentile	0%
Threshold	35th Percentile	50%
Target	55th Percentile	100%
Maximum	70th Percentile	200%
Payout for performance that falls between stated performance levels is interpolated on a straight-line basis.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Compensation Discussion and Analysis
Overview of Our Compensation Program
TSR is calculated as follows: (Ending Price + Dividends – Beginning Price) / Beginning Price, where (i) Beginning Price is the average of the closing stock price for the 20 trading days immediately preceding the beginning of the performance period, (ii) Ending Price is the average of the closing stock price for the 20 trading days leading up to and including the last day of the performance period and (iii) Dividends is the sum of all dividends paid, based on the ex-dividend date, on one share of stock during the performance period and assumes reinvestment of such dividends.
OVERVIEW OF OUR COMPENSATION PROGRAM
Highlights of Our Executive Compensation Program and Policies
Target Compensation Mix
As illustrated in the charts below, 92% and 88% of the target mix of compensation for our CEO and other NEOs, respectively, consisted of at-risk pay elements.
This mix directly ties executive pay to Company performance, including financial results, strategic initiatives and stock performance. Our annual performance incentive program focuses on short-term Company goals, while complementing sustainable long-term performance. In addition, the Committee believes a significant percentage of each executive’s target compensation package should consist of equity-based compensation to focus our executive officers on long-term value creation for the benefit of our stakeholders.
The balance between equity-based compensation and annual cash incentives is designed to ensure our executive officers consider the long-term benefits and risks, as well as the short-term effects, of their strategic decisions, and the effects those actions may have on the Company and our stakeholders.
Components of Executive Compensation Program
The following summarizes the components of our 2024 compensation program and how these components reflect our compensation principles and have helped us achieve our compensation objectives.
The Company targets annual base salary, annual performance incentive and long-term incentive opportunities within a competitive range of the market median; however, we will pay above or below market median, as appropriate, based on experience, individual performance and other characteristics of the given executive's contributions and role.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Compensation Discussion and Analysis
Overview of Our Compensation Program

Annual Base Salary
Objectives:
•Provides a competitive level of compensation to attract and retain highly qualified executive talent
•Rewards sustained performance over time and is intended to provide a degree of financial stability to the executive
Metrics: •Annually reviewed against similarly situated executives at peer group companies and against internal pay metrics
2024 Highlights:
•Based on a review of competitive market data, for 2024, Mr. Vondran's salary increased due to his new role, and Mr. Smith's salary increased to align with similarly situated CFOs in the Company’s peer group
•See page 50 for more information

Annual Performance Incentive Program
Objectives:
•Provides at-risk, variable cash pay opportunity for performance over one year
•Annual performance incentive targets are designed to motivate our executives to achieve or exceed annual goals within appropriate risk parameters

Metrics:(1)
•80% of target award is tied to achieving pre-established Company financial goals:
•Total property revenue, excluding pass-through revenue(2) (30% of overall target award); and
•Adjusted EBITDA(3) (50% of overall target award)
•20% of target award is tied to achieving pre-established individual performance goals

2024 Highlights:
•In 2024, our NEOs(1) received 118% of their target incentive award based on performance against these goals
•The Compensation Committee did not exercise discretion in determining final incentive award amounts following achievement of the financial and individual goals
•See page 51 for more information

Long-Term Incentive Program
Objectives:
•Provides at-risk, variable, equity-based pay opportunity for sustained operating performance
•Long-term retention tool that provides both time-based (RSUs) and performance-based restricted stock units (PSUs)
•Focuses executives on the creation of long-term stockholder value

Metrics:
•Vesting of 2024 PSUs is determined by achieving pre-established goals, each over a three-year performance period:
•Cumulative Attributable AFFO per Share(3) (50%);
•Average ROIC(3) (30%); and
•Relative TSR (20%)
•RSUs are time-based (vesting 1/3rd annually over three years) and function as a long-term retention tool

2024 Highlights:
•In 2024, our NEOs earned 135% of their 2022 PSUs based on achievement of cumulative Attributable AFFO per Share(3) of $30.17 and average ROIC(3) of 9.2%
•See page 57 for more information

(1)Due to the ATC TIPL Transaction, Mr. Goel's annual bonus opportunity was primarily tied to closing the transaction and results in the APAC property segment.
(2)For a reconciliation of total property revenue, excluding pass-through revenue, see Appendix A.
(3)Adjusted EBITDA, Attributable AFFO per Share and ROIC are non-GAAP financial measures. Definitions of non-GAAP financial measures and reconciliations to GAAP can be found in Appendix A.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Compensation Discussion and Analysis
Overview of Our Compensation Program
2024 Performance Metrics
Compensation Determination Process
For the annual performance and long-term incentive programs, the Committee oversees a rigorous and comprehensive goal-setting process. The Committee uses performance measures in the annual performance and long-term programs that (i) align with the Company’s strategy, operating principles and priorities, and stockholder interests, (ii) support the achievement of Company and individual goals and (iii) reflect the Company’s overall performance.
Financial Metrics
With the exception of Mr. Goel, as further discussed below, 80% of our NEOs’ annual performance incentive awards is tied to achieving pre-established financial metrics. The following tables demonstrate the 10-year financial performance of the metrics used to determine annual performance incentive awards and PSU awards in 2024.

ANNUAL PERFORMANCE INCENTIVE PROGRAM METRICS(1)
Total Property Revenue Excluding Pass-Through(2)(3)(4)	Adjusted EBITDA(2)(3)

9.9% CAGR
$2.7B
$3.1B
$3.6B
$4.1B
$4.7B
$4.7B
$5.2B
$6.0B
$6.6B
$7.1B
$6.8B
0
1
2
3
4
5
6
7
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

PSU AWARD METRICS (1)
Attributable AFFO Per Share(5)	ROIC(5)

Year End Stock Price

(1)Adjusted EBITDA, AFFO Attributable per Share and ROIC are non-GAAP financial measures. Definitions of non-GAAP financial measures and reconciliations to GAAP can be found in Appendix A. Beginning with PSUs granted in 2024, achievement will also be based on relative TSR.
(2)2024 for property revenue, Adjusted EBITDA and ROIC excludes operating results from ATC TIPL as a result of the ATC TIPL Transaction. All other years have not been changed.
(3)Performance metric under the annual performance incentive program.
(4)Shown excluding pass-through revenue. For a reconciliation of total property revenue, excluding pass-through revenue, see Appendix A.
(5)Performance metric under the long-term incentive program.

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Compensation Discussion and Analysis
Overview of Our Compensation Program
Stockholder Value Creation and Balance Sheet Strength

Capital Returned to Common Stockholders Through Dividends in 2024(1)	Available Liquidity	A Leading S&P 500 Company

$3.0B	$12.0B	$120B
	as of 12/31/2024	enterprise value as of 12/31/2024

(1)Includes the dividend paid in February 2025 to holders of record of our Common Stock as of the close of business on December 27, 2024.
Individual Metrics
With the exception of Mr. Goel, as further discussed below, 20% of our NEOs’ annual performance incentive awards is tied to achieving pre-established individual performance goals, as described in more detail below under “Review of 2024 Individual Performance.”
Investor Outreach
Stockholder engagement is an integral component of our compensation decision-making process, and members of our Board and management routinely interact with our investors. Through these interactions, we receive valuable feedback on our compensation program and corporate governance initiatives.

Outcomes
Consideration of Most Recent “Say On Pay” Vote
Each year, the Committee considers the outcome of the advisory vote on our executive compensation program. Stockholders continued to show strong support for our executive compensation program, with over 96% of the votes cast for the approval of the “say on pay” proposal at our 2024 Annual Meeting and over 96% approval for this proposal in each of the past three years.

We regularly review our compensation program and continue to incorporate stockholder feedback to ensure we remain a leader in executive compensation best practices.
Proposal 2 gives our stockholders the opportunity to cast an advisory vote on our executive compensation program, as described in this Proxy Statement. Although this vote is non-binding, the Committee will review the results of the vote and take those results into account when making future determinations concerning the executive compensation program and policies. We will continue with regular stockholder engagement activities throughout the year to remain current on their perspectives firsthand.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Compensation Discussion and Analysis
Overview of Our Compensation Program
Compensation Governance and Best Practices
We supplement our pay-for-performance program with a number of compensation policies intended to align the interests of management with those of our stockholders.

At American Tower We Do …	At American Tower We Do Not ...

  We do tie a high ratio of our executives’ pay to performance.
As described above in “Target Compensation Mix,” 92% and 88% of the target total direct compensation opportunity for our CEO and other NEOs, respectively, was in the form of short- and long-term incentive compensation.
  We do weigh incentives toward quantitative metrics.
We use absolute and relative performance in our incentive plans. Our annual performance incentive program is heavily weighted toward quantitative metrics relating to pre-established Company financial goals for all our executive officers, including the CEO.
  We do use multiple performance metrics.
We use multiple performance metrics in our short- and long-term incentive programs to discourage unnecessary short-term risk taking.
  We do require significant stock ownership.
We maintain aggressive guidelines to reinforce the importance of stock ownership (6x the annual base salary for the CEO, 3x the annual base salary for the other NEOs and 5x the annual cash retainer for Directors). This is intended to align the interests of our executive officers and Directors with those of our stockholders and to focus our senior management team on our long-term success.
  We do subject incentive compensation to clawback provisions.
The terms of our Clawback Policy (as further described below) require American Tower to recoup all erroneously awarded incentive-based compensation awarded to the CEO and other NEOs in the event of a financial restatement.
  We do provide a competitive level of severance.
We maintain a competitive and responsible severance program to provide a consistent approach to executive severance and to provide eligible employees with certainty and security. Under this program, severance benefits are available only upon a “Qualifying Termination.”
  We do use an independent compensation consultant.
The Committee has engaged Meridian Compensation Partners, LLC (Meridian) as its independent compensation consultant. Meridian is compliant with NYSE requirements and has no other ties to American Tower or its management and meets stringent selection criteria.
  We do engage directly with our stockholders.
We maintain direct and open communication with our stockholders throughout the year, conduct active stockholder engagement initiatives and promptly respond to all inquiries.

 We do not permit hedging or pledging of American Tower securities.
Our Anti-Insider Trading Policy and Code of Conduct prohibit short sales and hedging transactions, as well as pledging our securities, by any of our employees and Directors. In addition, our policies impose limits as to when and how our employees, including our executive officers, and Directors can engage in transactions in our securities.
  We do not encourage excessive or inappropriate risk taking through our compensation programs.
The Committee, together with its independent compensation consultant and management, conducts a regular risk review of our compensation programs to determine if any elements of these programs create an inappropriate level of risk and reviews management’s mitigation activities with respect to any significant potential risks.
  We do not reprice stock options or repurchase underwater stock options.
Our equity incentive plan prohibits, without stockholder approval, (i) the amendment of any outstanding stock option to reduce its exercise price or replace it with a new award exercisable for our Common Stock at a lower exercise price; and (ii) the purchase of an underwater stock option for cash.
  We do not provide golden parachute tax gross-ups.
We do not provide excise tax gross-ups for golden parachute payments.
  We do not provide excessive perquisites.
We do not provide excessive perquisites to our executive officers, nor do we offer them any deferred compensation plans, supplemental executive retirement plans or loans of any kind.
  We do not provide uncapped incentive awards.
Our annual performance incentive awards cannot exceed 200% of the performance incentive target.
  We do not provide single-trigger acceleration of equity.
Our severance program provides acceleration of equity only upon a “double trigger,” meaning that executives are only entitled to acceleration in the event of a “Qualifying Termination” within 14 days before, or two years following, a “Change of Control.”

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Compensation Discussion and Analysis
Compensation Philosophy and Oversight
COMPENSATION PHILOSOPHY AND OVERSIGHT
Philosophy
Focus on Pay for Performance. The guiding principle of our executive compensation philosophy is to pay for performance. Fundamentally, our compensation program is designed to:

Attract and retain top talent	Motivate and engage our executive officers	Drive sustainable, long-term growth and stockholder value consistent with our values, vision and growth strategy

Setting Competitive Levels of NEO Compensation—Development and Use of Comparative Peer Group
The Committee believes it is important to understand the relevant market for executive talent to ensure the executive compensation program supports the attraction and retention of highly qualified leaders. The Committee assesses market conditions annually through a review of peer group compensation data, compiled by the Committee’s independent compensation consultant. Due to the unique nature of our business, including its scope and global presence, there are ongoing challenges in developing the most appropriate mix of companies for our peer group. In its annual review of our peer group composition, the Committee takes into account these challenges, which include the following:
•The scope of our business spans two major sectors—communications infrastructure assets and real estate and, as a result, there are very few companies directly comparable to us;
•We have large international operations located in a number of distinctive markets, unlike our real estate peers;
•We manage our business with a smaller senior management team than is typically found in the technology, communications or real estate industries; and
•We operate and are classified as an infrastructure REIT and are one of very few global technology REITs.
Our peer group used for developing pay decisions consists of companies in the communications industry, other REITs, companies with comparable revenues, firms with similar business models and companies from which we would consider recruiting talent. The Committee believes this group of companies provides a meaningful perspective of current pay practices and levels, as well as overall compensation trends. Based on the recommendation of the Committee’s independent compensation consultant, we did not change the peer group used for developing pay decisions in 2024.
Our 2024 peer group consisted of the following 23 companies:

Peer Group for 2024 Compensation Decisions

•Adobe Inc.
•Booking Holdings Inc.
•Broadcom Inc.
•BXP (fka Boston Properties, Inc.)
•Crown Castle Inc.
•Digital Realty Trust, Inc.
•Equinix, Inc.
•Equity Residential
•Fidelity National Information Services, Inc.
•Intuit Inc.
•L3Harris Technologies, Inc.
•Mastercard Incorporated

•Motorola Solutions, Inc.
•NextEra Energy, Inc.
•NVIDIA Corporation
•Prologis, Inc.
•Public Storage
•Salesforce, Inc.
•SBA Communications Corporation
•Simon Property Group, Inc.
•Texas Instruments Incorporated
•Ventas, Inc.
•Welltower Inc.

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Compensation Discussion and Analysis
Compensation Philosophy and Oversight
American Tower Positioning Relative to Its Peer Group(1)
(1)Reflects amounts for fiscal year ended as of December 31, 2024.
Source: S&P Capital IQ
Our total revenue and our market capitalization are at, or higher than, the peer group median, respectively, which is attributable to the quality of our business model and sustained growth of the business that has created value for our stockholders over the long term.
Use of Broad Market Data. In addition to data from our peer group, the Committee reviews third-party industry survey data as a general indicator of relevant market conditions and pay practices. The Committee reviews market data at the 25th, 50th and 75th percentiles from a custom peer group and the S&P 250. This data serves as a broader reference point for determining what types and amounts of compensation are appropriate. In determining the appropriate compensation packages necessary to recruit and retain valuable senior executives, the Committee also considers market conditions, relative experience levels, relative executive tenure, special capabilities and global complexity to be significant factors. The Committee generally targets total compensation in a competitive range around the 50th percentile of the market.
Small Management Team. Base salaries are set in recognition of (i) an efficient management structure, where there are few executive officers, the majority of whom have significant tenure at the Company and experience in a highly specialized and varied business and (ii) continued attraction and retention of this executive talent. Despite the significant growth in the size of the Company, the smaller size of the senior management team provides a competitive advantage and promotes greater efficiency across the business.
Detailed Evaluation by the Committee. In making determinations with respect to all elements and amounts of executive compensation, the Committee reviews the CEO’s assessment of each other executive officer and his or her contribution to the Company’s financial performance (outlined in “Financial Goals and Performance” below). For each executive officer, the Committee reviews such officer’s performance and contribution to the Company’s financial performance and evaluates whether he or she met his or her pre-established individual performance goals (outlined in “Review of 2024 Individual Performance” below). In addition, the Committee considers such officer’s potential for continued contribution to the Company’s long-term success.
Actual compensation paid to each executive officer may be above or below target pay positioning based on Company financial performance (weighted 80%) and individual performance (weighted 20%). Other factors that affect actual compensation include retention risk, future potential at the Company and internal equity considerations.
Emphasis on Future Pay Opportunity Versus Current Pay. The Committee strives to provide an appropriate mix of compensation elements, with an emphasis on performance-based, long-term compensation. Cash payments primarily reward annual performance, while equity awards incentivize our NEOs to continue to deliver sustained results over a longer period of time and also serve as a retention tool. The Committee believes a substantial portion of our NEOs’ compensation should be “at-risk,” that is, dependent on our operating and stock price performance.
Significance of Overall Company Results. The Committee’s evaluation of our NEOs prioritizes their contributions to overall Company performance, rather than their individual business or function.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Compensation Discussion and Analysis
Compensation Philosophy and Oversight
The Committee believes that the NEOs share responsibility for supporting the goals and performance of the Company as a whole.
Oversight
Compensation Committee Oversight and Governance Principles

Responsibility	Long-Term Focus	Stakeholder Alignment
Compensation should consider each executive’s responsibility to act in accordance with our ethical objectives at all times; financial and operating performance must never compromise these values.	Long-term, stock-based compensation opportunities should outweigh short-term, cash-based opportunities; annual objectives should complement sustainable long-term performance.	The financial interests of executives should be aligned with the long-term interests of our stakeholders through performance metrics that correlate with long-term stockholder value.

Competitive	Balance	Pay for Performance
Total compensation established based on size and complexity of role and should be sufficiently competitive to attract, retain and motivate a leadership team capable of maximizing American Tower’s performance.
	Annual and long-term incentive compensation opportunities should reward the appropriate balance of short- and long-term financial, strategic and business results with heavy focus on long-term sustained performance.	A majority of compensation should be at-risk and directly linked to American Tower’s performance.

Compensation Committee Process and Timeline
The following timeline of key events reflects the Committee’s process in benchmarking, compensation design, compensation determinations and goal setting:
Ongoing

•Review compensation philosophy and objectives in light of Company performance, goals and strategy, stockholder feedback and external benchmarking	•Monitor compliance with management equity ownership requirements	•Monitor compensation estimates in comparison to actual performance

January - March
Compensation Determinations and Goal Setting
•The CEO prepares a written evaluation of each of the other executive officers' performance, and the Chairperson of the Board prepares a written evaluation of the CEO
•Committee approves the actual compensation to be paid to the CEO and each executive officer for performance from the prior fiscal year
•Committee approves term sheets that reflect plan design for incentive compensation for the year, including performance targets

April - August
Benchmarking
•Committee reviews feedback from stockholder outreach, proxy advisory firms and results of say on pay vote
•Consultant prepares assessment of the Company's executive compensation relative to peer and industry trend and governance practices.

September - December
Compensation Design
•Committee approves any changes to peer group
•Committee assesses market positioning through a review of peer group compensation data
•Consultant provides advice on compensation philosophy/program design and levels for each executive, as well as market and industry trends
•Consultant conducts a risk assessment review and audit of compensation practices, programs and policies
•Committee determines any program design changes

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Compensation Discussion and Analysis
Compensation Determinations for 2024
COMPENSATION DETERMINATIONS FOR 2024
Below we discuss the Committee’s key compensation decisions for 2024, which were made based on our compensation philosophy and advice from the Committee’s independent compensation consultant (see “Other Compensation and Governance Practices and Policies—Role of the Compensation Consultant” on page 60). Compensation determinations are influenced by our performance against external measures, including direct competitors, peer group companies and survey data. In evaluating Company performance, the Committee considered our overall financial results. For the 2024 fiscal year, based on our assessment of all the market data, the Committee has concluded that our NEOs’ compensation in the aggregate is competitively positioned on a target total compensation basis.
The Committee works with its independent compensation consultant to better understand and continually monitor market competitive pay practices, which it then considers when determining compensation adjustments and changes for the coming year. This annual process includes conducting a market compensation pay level and design benchmark analysis against our peer group.
Annual Base Salary
In deciding the annual base salaries, the Committee considers benchmarking analyses to determine where the Company stands in relation to its peer group, market data regarding executive compensation and factors relating to internal pay equity within the Company. The Committee also takes into consideration notable unique factors, which distinguish it from its peers, such as the smaller size of the senior management team relative to the size of the Company. We believe operating with a small senior management team enables us to leverage the broader capabilities of our executive officers more effectively across a wider range of business and functional responsibilities and fosters a team approach and greater collaboration among our executive officers. As a result, annual base salaries for our NEOs are, and must remain, competitive. Our NEOs have consistently achieved strong Company performance. After considering tenure in their current positions, the salaries reflect historical key contributions and expectations of significant continued contributions to the Company’s long-term success.
For 2024, the Committee increased (i) Mr. Vondran's salary, given his new role as President and CEO, and (ii) Mr. Smith's salary to align with market competitiveness, based on market data provided by our independent compensation consultant.
Base Salaries (2023 and 2024)

Name	2023 Base Salary	2024 Base Salary
Steven O. Vondran(1)	$640,341	$1,000,000
Rodney M. Smith	$640,000	$660,000
Olivier Puech	$640,341	$640,341
Sanjay Goel	$600,000	$600,000
Ruth Dowling(2)	$—	$620,000
Thomas A. Bartlett(3)	$1,100,000	$1,100,000
(1)Mr. Vondran was appointed to the role of President and CEO, effective February 1, 2024. Mr. Vondran's 2023 salary reflects his previous roles as Executive Vice President and President, U.S. Tower Division from January 1, 2023 until November 1, 2023, and as Executive Vice President and Chief Operating Officer from November 1, 2023 until February 1, 2024. Mr. Vondran's 2024 salary reflects his current role as President and CEO. For his service in 2024, Mr. Vondran received a blended salary of approximately $961,268.
(2)Ms. Dowling was not a NEO prior to the 2024 fiscal year and, accordingly, compensation information in prior years is not provided.
(3)Mr. Bartlett retired from his role as President and CEO, effective February 1, 2024, and retired from the Company, effective May 1, 2024, and, accordingly, did not receive the full amount of his base salary for 2024. For his service in 2024, Mr. Bartlett received a pro-rated salary of approximately $366,667.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Compensation Discussion and Analysis
Compensation Determinations for 2024
Annual Performance Incentive Program
The annual performance incentive program design for our executives demonstrates our commitment to rigor and objectivity in establishing and meeting our compensation goals, with 80% and 20% of the target annual performance incentive awards tied to achieving pre-established Company financial goals and individual performance goals, respectively, for all NEOs with the exception of Mr. Goel, as discussed below. Upon review of peer group practices, the Committee noted that the Company’s threshold performance for revenue and Adjusted EBITDA(1) was more challenging than its peers, and that the Company’s revenue and Adjusted EBITDA(1) levels warranting maximum payout were more stringent than its peers, further demonstrating that the Company sets rigorous financial goals for its incentive plans.
Each NEO’s target award opportunity is a percentage of his or her base salary, set at the beginning of the fiscal year and based on the market competitive benchmarking analyses. The Committee determines goals for each performance measure based on input from our CEO and by considering prior year performance. The Committee determines actual incentive payouts after assessing Company performance, as well as individual performance for all NEOs, relative to pre-established goals.
For 2024, the Committee increased the target award for Mr. Vondran, given his new role as President and CEO. The Committee did not approve any increases to the target awards for the other NEOs given market conditions, advice from our independent compensation consultant and the Committee's determination that the target award opportunities remained competitive.
(1)Adjusted EBITDA is a non-GAAP financial measure. Definitions of non-GAAP financial measures and reconciliations to GAAP can be found in Appendix A.
Mr. Goel's 2024 Annual Performance Incentive Plan Metrics
As a result of the Company entering into agreements for the ATC TIPL Transaction in January 2024, Mr. Goel's performance metrics were tied primarily to the successful closing of the ATC TIPL Transaction and the operating results of the Company's APAC property segment through the closing.
20% of Mr. Goel's award opportunity was tied to achieving pre-established Company financial goals (total property revenue(1) (weighted 5%) and Adjusted EBITDA(2) (weighted 15%)), while the remaining 80% was tied to achievement of ATC TIPL and APAC property segment-related goals, as further discussed below under "Review of 2024 Individual Performance."
(1)For purposes of the annual performance incentive program, total property revenue excludes pass-through revenue. For a reconciliation of total property revenue, excluding pass-through revenue, see Appendix A.
(2)Adjusted EBITDA is a non-GAAP financial measure. Definitions of non-GAAP financial measures and reconciliations to GAAP can be found in Appendix A
Financial Goals and Performance
For 2024, the Committee approved the following two Company financial measures used to determine the executives’ annual performance incentive awards: Total property revenue(1) (weighted 30%) and Adjusted EBITDA(2) (weighted 50%). We believe these performance metrics encourage management to grow our business profitably, while also increasing cash generation and controlling costs. Both metrics are reported in our quarterly results and guidance to the market and are considered in our short- and long-term growth strategy.
(1)For purposes of the annual performance incentive program, total property revenue excludes pass-through revenue. For a reconciliation of total property revenue, excluding pass-through revenue, see Appendix A.
(2)Adjusted EBITDA is a non-GAAP financial measure. Definitions of non-GAAP financial measures and reconciliations to GAAP can be found in Appendix A.
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Annual Performance Incentive Award Metrics and Weightings

Payouts Based on Performance Levels

(1)Total property revenue excludes pass-through revenue. For a reconciliation of total property revenue, excluding pass-through revenue, see Appendix A.
(2)Adjusted EBITDA is a non-GAAP financial measure. Definitions of non-GAAP financial measures and reconciliations to GAAP can be found in Appendix A.
We use the initial Company budget, which is set at the beginning of the fiscal year, to set Company goals for total property revenue, excluding pass-through revenue, and Adjusted EBITDA(1). Pass-through revenue is primarily based on ground rent and/or power and fuel expense customer reimbursements. As a result, our total property revenue, including pass-through revenue, in any given period may fluctuate in a way that does not necessarily represent the Company’s real estate business or the underlying business trends. Consequently, we adjust total property revenue to exclude pass-through revenue from the goal-setting process.
We further adjust the financial goals for fluctuations in foreign currency exchange rates and material acquisitions or divestitures that close during the fiscal year. As a result of closing the ATC TIPL Transaction in September 2024, we adjusted our financial goals to exclude the operating results of ATC TIPL, as further discussed in our Form 10-K.
In addition, we consider the prior fiscal year’s actual results in our annual goal-setting process to (i) ensure the new performance targets are rigorous but achievable and (ii) challenge the executive team to perform at consistently higher levels during each subsequent fiscal year.
(1)Adjusted EBITDA is a non-GAAP financial measure. Definitions of non-GAAP financial measures and reconciliations to GAAP can be found in Appendix A.
The following table sets forth the threshold, target and maximum performance goals for each performance metric, and the actual performance achieved.
2024 Company Financial Goals ($ in Billions)

Metrics	Weighting	2023 Results	Below Threshold 0%	Threshold 50%	Target(1) 100%	Maximum 200%	Target Increase (Decrease) Versus 2023 Results
Total Property Revenue(2)	30%	$8.787(4)					1.0%
Adjusted EBITDA(3)	50%	$6.688(4)					0.4%
(1)Target adjusted to reflect fluctuations in foreign currency exchange rates, and divestitures that closed during 2024, including the ATC TIPL Transaction.
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(2)2024 Company financial goals for total property revenue exclude pass-through revenue. For a reconciliation of total property revenue, excluding pass-through, see Appendix A.
(3)Adjusted EBITDA is a non-GAAP financial measure. Definitions of non-GAAP financial measures and reconciliations to GAAP can be found in Appendix A.
(4)Results shown here exclude the impacts associated with discontinued operations related to the ATC TIPL Transaction.
(5)On February 25, 2025, we issued a press release reporting our actual results for 2024.
As indicated in the table above, the Company exceeded targets for each of its financial goals, and the achievement percentage reflects a payout slope for each 1% above the adjusted target for each financial goal. The calculation for the weighted achievement for these financial goals is outlined in the following tables.
2024 Financial Goals for the NEOs

	Weighting(1)	Achievement
Total Property Revenue(2)	30%	105%
Adjusted EBITDA(3)	50%	123%
(1)As discussed above, Mr. Goel's Company financial goals were weighted at 5% for Total Property Revenue and 15% for Adjusted EBITDA.
(2)2024 Company financial goals for total property revenue exclude pass-through revenue. For a reconciliation of total property revenue, excluding pass-through, see Appendix A.
(3)Adjusted EBITDA is a non-GAAP financial measure. Definitions of non-GAAP financial measures and reconciliations to GAAP can be found in Appendix A.
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Review of 2024 Individual Performance
The following table summarizes each NEO’s individual performance achievements in 2024:

Steven O. Vondran President and CEO	Performance

Achievements
Achieved operational efficiency and cost savings for the Company through a review and refinement of the organizational structure.
Appointed Mr. Eugene M. Noel as Chief Operating Officer to drive efficiency and margin expansion by effectively leveraging the Company's global operating expertise.
Strengthened durability and quality of earnings for stockholders through a focus on balance sheet strength, efficiency, portfolio quality and capital allocation discipline.

Rodney M. Smith Executive Vice President, Chief Financial Officer and Treasurer	Performance

Achievements
Continuously engaged with stockholders, including over 76% of active stockholders, through industry conferences and other investor meetings to align the Company's direction with stockholder interests.

Strengthened the Company's balance sheet through debt offerings and other financing initiatives that resulted in a reduced net leverage amount of 5.1x and a floating rate debt exposure of approximately 3%, each at the end of 2024.

Executed on finance team restructuring to achieve additional operational efficiency.

Olivier Puech Executive Vice President and President, Latin America and EMEA	Performance

Achievements
Strengthened the Company's presence in key developed markets through record new builds in the Europe segment.
Led efforts to reduce GHG emissions and increase solar production in the Company's international markets.
Tailored mentoring and leadership development programs to promote the Company's effective succession planning and development opportunities for employees.

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Sanjay Goel Former Executive Vice President and President, Asia-Pacific	Performance

Achievements
Completed all closing conditions for the ATC TIPL Transaction, and completed transaction through receipt of $2.2 billion upon closing of the transaction, in line with expectations.
Received the full value of optionally convertible debentures issued by one of the Company's customers in India, Vodafone Idea Limited, ahead of the closing of the ATC TIPL Transaction.
Overachieved on 2024 budget for APAC property segment Adjusted EBITDA and property revenue, excluding pass through.

Ruth T. Dowling Executive Vice President, Chief Administrative Officer, General Counsel and Secretary	Performance

Achievements
Supported director refreshment and director education initiatives through successful onboarding of a new director in 2024 and addition of education sessions for directors.
Developed strong governmental presence for the Company through participation in coalitions such as NAREIT and the Data Center Coalition.
Enhanced sustainability reporting through additional tools designed to harmonize reporting across the Company's markets.

Thomas A. Bartlett Former President and CEO	Performance

Achievements
Successfully transitioned the role of President and CEO to Mr. Vondran.
Assisted Mr. Vondran in overseeing the review and refinement of the Company's organizational structure in an effort to strengthen the Company's global position.

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2024 Individual Performance Achievement
With the exception of Mr. Bartlett, the Committee determined that each of our NEOs exceeded his or her individual goals for 2024, as described in more detail above under “Review of 2024 Individual Performance.” The following table sets forth the achievement of individual goals and total weighted achievement for each NEO.

	Weighting	Achievement	Total Weighted Achievement(1)
Steven O. Vondran	20%	125%	118%
Rodney M. Smith	20%	125%	118%
Olivier Puech	20%	125%	118%
Sanjay Goel	80%	200%	184%
Ruth T. Dowling	20%	125%	118%
Thomas A. Bartlett(2)	N/A	N/A	100%
(1)Includes weighted achievement of both the financial and individual goals.
(2)Mr. Bartlett retired from his role as President and CEO, effective February 1, 2024, and retired from the Company, effective May 1, 2024. In connection with his retirement, the Committee deemed his annual performance incentive award earned at 100% of his pro-rated salary.
The following table sets forth the target incentive awards and actual incentive awards paid to our NEOs for the 2024 fiscal year and compares them to the target incentive awards and actual incentive award payments for the prior fiscal year. The Committee did not exercise its discretion to adjust final incentive award amounts following its determination of percentage achievement of financial and individual goals.
Incentive Award Targets and Payouts (2023 and 2024)

	Target Annual Incentive Awards			Actual Annual Incentive Awards
Name	Year	Target Incentive Award (%)	Amount ($)	% Achievement of Target Incentive Award	Amount ($)
Steven O. Vondran(1)	2023	125%	$800,426	153%	$1,224,652
	2024	200%	$2,000,000	118%	$2,360,000
Rodney M. Smith	2023	125%	$800,000	153%	$1,224,000
	2024	125%	$825,000	118%	$973,500
Olivier Puech	2023	125%	$800,426	153%	$1,224,652
	2024	125%	$800,426	118%	$944,503
Sanjay Goel	2023	125%	$750,000	153%	$1,147,500
	2024	125%	$750,000	184%	$1,380,000
Ruth T. Dowling(2)	2023	—	—	—	—
	2024	125%	$775,000	118%	$914,500
Thomas A. Bartlett(3)	2023	200%	$2,200,000	153%	$3,366,000
	2024	200%	$2,200,000	100%	$733,333
(1)Mr. Vondran was appointed to the role of President and CEO, effective February 1, 2024. Mr. Vondran's 2023 annual performance incentive award reflects his previous roles as Executive Vice President and President, U.S. Tower Division from January 1, 2023 until November 1, 2023, and as Executive Vice President and Chief Operating Officer from November 1, 2023 until February 1, 2024. Mr. Vondran's 2024 annual performance incentive award reflects his current role as President and CEO.
(2)Ms. Dowling was not a NEO prior to the 2024 fiscal year and, accordingly, compensation information in prior years is not provided.
(3)Mr. Bartlett retired from his role as President and CEO, effective February 1, 2024, and retired from the Company, effective May 1, 2024, and, accordingly, he received less than the full amount of his base salary in 2024. As a result, while he achieved 100% of his target bonus award, the bonus payout in 2024 was based on the pro-rated salary of approximately $366,667 received for his service in 2024.
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Long-term Incentive Program
Our Approach for 2024
Our long-term lease arrangements with our customers and additions to our real estate portfolio enable us to generate relatively predictable long-term growth. As a result, the management decisions that have the greatest long-term impact on the Company typically relate to matters such as capital allocation, including strategic divestitures designed to repurpose capital and drive long-term stockholder growth, mergers and acquisitions, long-term contract negotiations with major customers, financial leverage, capital structure, growth opportunities, expansion into new markets and strategic alliances. Such decisions can sometimes have a negative short-term impact on our performance and/or stock price, but result in greater long-term value.
For these reasons, a substantial majority of our NEOs’ target compensation is in the form of long-term incentives. We believe granting meaningful levels of equity-based awards encourages our NEOs to focus on achieving long-term results, which drives stockholder value. In addition, these grants help us to retain highly experienced executives and sustain long-term Company performance.
For 2024, the Committee determined each NEO’s target value of long-term incentive awards and the allocation of the target value between RSUs and PSUs. In making this determination, the Committee considered the overall Company performance, the anticipated level of the executive officer’s future contribution, the increasingly challenging annual business plan as the prior year’s objectives are achieved, the experience needed and competitive market data. Annual equity grants to our executive officers were awarded at the same time as our annual employee grant on March 11, 2024.
Long-Term Incentive Award Weightings

CEO	Other NEOs

The following table sets forth the target value of equity awards granted to the NEOs in 2024. For 2024, the Committee increased the target value of (i) Mr. Vondran's equity award, given his new role as President and CEO, and (ii) Mr. Smith's equity award to align with market competitiveness, based on market data provided by our independent compensation consultant.
We determined the number of shares subject to each of our awards using the closing price of our Common Stock on the date of grant.
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Equity-Based Award Values (2023 and 2024)

Name	2023 Target Equity Value	2024 Target Equity Value
Steven O. Vondran(1)	$5,000,000	$10,000,000
Rodney M. Smith	$4,350,000	$4,500,000
Olivier Puech	$5,000,000	$5,000,000
Sanjay Goel	$3,500,000	$3,500,000
Ruth T. Dowling(2)	$—	$3,000,000
Thomas A. Bartlett(3)	$15,200,000	$—
(1)Mr. Vondran was appointed to the role of President and CEO, effective February 1, 2024. Mr. Vondran's 2023 grant reflects his previous roles as Executive Vice President and President, U.S. Tower Division from January 1, 2023 until November 1, 2023, and as Executive Vice President and Chief Operating Officer from November 1, 2023 until February 1, 2024. Mr. Vondran's 2024 grant reflects his current role as President and CEO.
(2)Ms. Dowling was not a NEO prior to the 2024 fiscal year and, accordingly, compensation information in prior years is not provided.
(3)Mr. Bartlett did not receive a grant in 2024 due to his retirement from the Company, effective May 1, 2024.
Description of 2024 Equity Awards and Results of 2022 PSU Award
2024 RSUs
Consistent with all RSUs granted beginning March 10, 2023, each 2024 RSU grant vests 1/3rd annually over three years, commencing one year from the date of grant. On each vesting date, the number of RSUs that vest will be paid in a like number of shares. For the 2024 equity grant, RSUs represented 30% of the CEO’s target grant date award value and 40% of each of the other NEOs' target grant date award value.
2024 PSUs
Each 2024 PSU grant is earned over a three-year performance period (January 1, 2024 to December 31, 2026), to the extent achieved performance meets the performance goals set at the beginning of the performance period. The performance goals for the 2024 PSUs are set with respect to cumulative Attributable AFFO per Share(1) and average ROIC(1), which are used by management and investors as key indicators of the Company’s financial performance, weighted at 50% and 30%, respectively, and relative TSR, as measured against the REIT constituents included in the S&P 500 index, weighted at 20%. For the 2024 equity grant, PSUs represented 70% of the CEO’s target grant date award value and 60% of each of the other NEO’s target grant date award value. As outlined below, the actual number of PSUs earned is based on the performance levels against these target goals, as determined by the Committee at the end of the performance period.
Attributable AFFO per Share(1) is widely used in the telecommunications real estate sector and we believe represents the underlying performance of our property assets. ROIC(1) encourages management to focus on earning adequate returns on invested capital over a sustained period. TSR measures cumulative value to stockholders through stock price appreciation and dividends, and the adoption of this metric aims to align incentive compensation with stockholder returns and value creation.
(1)Attributable AFFO per Share and ROIC are non-GAAP financial measures. Definitions of non-GAAP financial measures and reconciliations to GAAP can be found in Appendix A.
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2022 PSUs
For the PSU awards granted in March 2022, which were earned over a three-year performance period of January 1, 2022 to December 31, 2024 (2022 PSU Award), the Committee set the following three-year target performance goals with respect to cumulative Attributable AFFO per Share(1) (weighted at 70%) and average ROIC(1) (weighted at 30%): (i) $29.70 and (ii) 8.4%, respectively.
In February 2025, the Committee determined that the Company achieved cumulative Attributable AFFO per Share(1) and average ROIC(1) of (i) $30.17 and (ii) 9.2%, respectively, for the three-year performance period ending on December 31, 2024, resulting in payouts at 111% and 191%, respectively, of the target performance goals for the performance measures, resulting in a total 135% of target payout.

Cumulative Attributable AFFO Per Share (70%)(1)	Average ROIC (30%)(1)

200%
175%
150%
125%
100%
75%
50%
25%
0%
Payout
$34.16
Actual: $30.17
Achievement: 111%
$29.70
$26.73
$0
Below Threshold
Threshold
Target
Maximum
Performance

Actual: 9.2%
Achievement: 191%
200%
175%
150%
125%
100%
75%
50%
25%
0%
Payout
0%
6.7%
8.4%
9.2%
Below Threshold
Threshold
Target
Maximum
Performance

(1)Attributable AFFO per Share and ROIC are non-GAAP financial measures. Definitions of non-GAAP financial measures and reconciliations to GAAP can be found in Appendix A.
Based on achieved performance, the table below shows the number of 2022 PSU shares earned by each eligible NEO.

Name	2022 PSU Award Granted	% of Target 2022 PSU Award Earned	Total Number of PSU Shares Earned
Steven O. Vondran(1)	11,856	135%	16,006
Rodney M. Smith	9,279	135%	12,527
Olivier Puech	11,856	135%	16,006
Sanjay Goel	7,990	135%	10,787
Ruth T. Dowling(2)	—	—	—
Thomas A. Bartlett(3)	42,097	135%	56,831
(1)Mr. Vondran's 2022 PSU Award reflects his previous role as Executive Vice President and President, U.S. Tower Division.
(2)Ms. Dowling was appointed to the role of Executive Vice President, Chief Administrative Officer, General Counsel and Secretary, effective January 1, 2023, and was not eligible to receive a 2022 PSU Award.
(3)Mr. Bartlett's 2022 PSU Award reflects his previous role as President and CEO.
Treatment of Mr. Bartlett’s Current Equity Awards Upon Retirement
Mr. Bartlett retired from his role as President and CEO, effective February 1, 2024, and retired from the Company, effective May 1, 2024, at which time he held unvested PSUs and RSUs that were granted over the previous four years. Consistent with the program design that is outlined in Mr. Bartlett's long-term award agreement, the Company provides for accelerated vesting and extended exercise periods (to the extent applicable) of stock options and RSUs for all employees upon a Qualified Retirement (as defined in the applicable award agreement), provided certain eligibility criteria are met. Mr. Bartlett met the eligibility criteria, as he had a combined age and years of service with the Company of at least 65 years at the time of his retirement (including that he is at least 55 years old and had a minimum of five years of service) and executed a release containing non-compete, non-solicitation and non-disparagement provisions.
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Accordingly, upon his retirement, Mr. Bartlett's then-outstanding RSUs were accelerated in full and settled in Company stock on a deferred release date of December 1, 2024, and the exercise period of his stock options was extended to three years from his retirement date.
Mr. Bartlett's outstanding PSU award agreements provided that upon his Qualified Retirement, he would be entitled to receive the number of PSUs earned based on actual performance through the end of the performance period. Mr. Bartlett successfully completed a transition plan with the Company, per the terms of the PSU award agreements and, accordingly, will receive the full number of PSUs earned based on the achieved performance on the scheduled vesting dates. The PSU awards granted in 2022 and 2023 will be paid at the end of their respective performance periods. For a description of the actual performance related to the 2022 PSU Award, see "Description of 2024 Equity Awards and Results of 2022 PSU Award" above.
OTHER COMPENSATION AND GOVERNANCE PRACTICES AND POLICIES
Role of the Compensation Consultant
The Committee has retained Meridian as its independent compensation consultant. Meridian reports directly to the Committee, and the Committee can replace Meridian or hire additional consultants at any time. In 2024, Meridian attended all Committee meetings, including executive sessions as requested, and consulted frequently with the Chair of the Committee between meetings.
As part of its work in 2024, Meridian assisted the Committee with determining our custom peer group and benchmarking analyses, which included competitive analyses of Director and executive compensation, financial performance analysis, dilution analysis, realizable pay-for-performance analysis, review of stock ownership guidelines and regulatory developments and trends. Meridian also advised the Committee on the design of the annual and long-term incentive programs, including conducting a risk assessment review and audit of each of our compensation practices, programs and policies (see below under “Risk Assessment”). Other than the services it provides to the Committee, Meridian does not provide services to, and receives no additional compensation from, the Company.
The Committee has analyzed whether the work of Meridian as its compensation consultant raises any conflicts of interest, taking into consideration the following factors: (i) Meridian does not provide any other services to the Company; (ii) the amount of fees the Company paid to Meridian represents less than 1% of Meridian’s total revenues; (iii) Meridian’s policies and procedures were designed to ensure independence; (iv) Meridian does not have any business or personal relationship with any executive officer of the Company; (v) Meridian does not have any business or personal relationship with any member of the Committee; and (vi) neither Meridian nor any member of its consulting team owns any stock of the Company. The Committee determined, based on its analysis of the above factors, that the work of Meridian and the individual compensation advisors employed by Meridian as compensation consultant to the Committee does not create any conflicts of interest. The Committee will continue to annually monitor the independence of its compensation consultant.
Employment Arrangements and Severance Program
To recruit and retain our executive officers, we periodically enter into employment letters and other arrangements or agreements, which are subject to review by the Committee.
In March 2009, and as further amended, effective January 1, 2024 (which amendment did not materially update the terms and conditions of the Severance Program for our executive officers), we implemented a
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severance program (the Severance Program) to provide severance benefits to eligible employees who undergo a termination of employment in certain circumstances. Severance benefits under the Severance Program vary depending on an employee’s position or tenure with the Company. Our CEO and our executive officers are eligible for benefits under the Severance Program in the case of a Qualifying Termination, which occurs if the officer resigns for Good Reason or if the Company terminates the officer other than for Cause or for Performance Reasons (as these terms are defined in the Severance Program). The employment arrangements and agreements with, and benefits to, these executives are further described in “Severance Program” starting on page 71.
Risk Assessment
The Committee regularly assesses, together with its independent compensation consultant and management, the factors and criteria underlying our compensation plans for all employees to determine whether any elements create an inappropriate level of risk, as well as methods to mitigate any identified potential risks. This includes considering, among other things:
•whether each plan provides for an overachievement mechanism or cap on performance;
•incentive award opportunity;
•the existence of discretionary authority;
•whether payouts are linked to overall Company goals;
•the timing of prospective payments and performance periods;
•the inclusion of certain windfall or clawback provisions;
•the contribution of the awards to a participant’s total mix of compensation; and
•any risk-mitigating factors.
The Committee concluded that the current compensation arrangements are consistent with current market practices and that there are no problematic pay practices. The Committee noted mitigation strategies to avoid excessive risk taking and the need to continue monitoring key factors driving incentive design decisions.
Stock Ownership Guidelines
We believe holding shares of our Common Stock and RSUs closely aligns the interests of our executive officers and Directors with those of our other stockholders. Accordingly, we maintain a formal stock ownership policy for our executive officers and Directors, so they may share in the risks and rewards of our other stockholders as our stock price increases or decreases.
The current stock ownership guidelines are based on a multiple of the base salary for executive officers and a multiple of the annual cash retainer for non-employee Directors. The ownership guidelines are as follows:

Multiple of Annual Base Salary / Annual Cash Retainer

6X	3X	5X
CEO	Executive officers directly reporting to the CEO	Directors

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As of 2024, we count actual shares and unvested RSUs held by an executive officer or Director in determining compliance with these guidelines. All of our NEOs who were employed by the Company on December 31, 2024 were in compliance with our stock ownership guidelines as of December 31, 2024, each with the following ownership levels:

Name	Stock Ownership Guideline	Ownership as of December 31, 2024(1)
Steven O. Vondran	6x Base Salary	11x	Base Salary
Rodney M. Smith	3x Base Salary	17x	Base Salary
Olivier Puech	3x Base Salary	7x	Base Salary
Sanjay Goel	3x Base Salary	6x	Base Salary
Ruth T. Dowling	3x Base Salary	5x	Base Salary
(1)Based on a per share price of $183.41, the closing price of our Common Stock on December 31, 2024.
For additional information on our stock ownership guidelines, see “Corporate Governance—Stock Ownership Guidelines” on page 37.
Policies on Transactions in Company Stock; Anti-hedging and Pledging Policy
Our Anti-Insider Trading Policy imposes limits as to when and how Company employees, including our executive officers, and Directors can engage in transactions in our securities and prohibits hedging transactions, short selling or any other type of arrangement that is designed, or may reasonably be expected, to have the effect of hedging or offsetting a decrease in the market value of our Common Stock. Our Code of Conduct similarly provides a formal policy that prohibits our executive officers and Directors from entering into hedging transactions with respect to our Common Stock. It also prohibits our executive officers, Directors and certain other key employees from pledging shares of our Common Stock as security.
Policies and Practices Related to the Timing of Grants of Certain Equity Awards
The Company does not schedule its equity grants in anticipation of the release of material, non-public information (MNPI), nor does the Company time the release of MNPI based on equity grant dates. Annual grants for all employees, including the NEOs, are awarded on March 10 (or the next business day if March 10 is not a business day) of each year. During fiscal year 2024, the Company did not issue any equity awards to our NEOs during any period beginning four business days before the filing or furnishing of a periodic report or current report disclosing MNPI and ending one business day after the filing or furnishing of such report with the SEC.
Clawback Policy
We have a Clawback Policy applicable to our officers who are required to file ownership reports pursuant to Section 16 of the Exchange Act (Covered Executives), as designated by the Board annually. The Clawback Policy is triggered in the event the Company is required to prepare an accounting restatement of its financial statements due to the Company's material noncompliance with any financial reporting requirement under the securities laws (a Triggering Event).
If a Triggering Event occurs, the Company is required to recoup erroneously awarded “incentive-based compensation” paid to Covered Executives (subject to certain regulatory exceptions) during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement and during any transition period that results from a change in the Company’s fiscal year, if applicable. “Incentive-based compensation” is any compensation that is granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure.
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Other Compensation and Governance Practices and Policies
The amount of erroneously awarded incentive-based compensation is the excess of the amount of incentive-based compensation paid to a Covered Executive over the incentive-based compensation that such Covered Executive would have been paid had it been based on the restated results without regard to taxes paid.
The Clawback Policy is administered by the Committee, or such Board committee as it may designate, which shall determine, in its sole discretion, the timing and method for recouping erroneously awarded incentive-based compensation.
Other Benefits
Our executive officers participate in the same healthcare, insurance and other welfare and retirement programs as other eligible employees. These programs include health and dental coverage, group term life insurance, disability programs, our broad-based employee stock purchase program (under which we give a 15% discount to all employees on the purchase price of our stock) and matching contributions to our 401(k) plan. We share the cost of health and welfare benefits with our employees, including our executive officers, a cost that depends on the level of benefits coverage each employee or executive officer elects.
We do not offer our executive officers any deferred compensation plans, supplemental executive retirement or health plans or loans of any kind.
As shown in the “All Other Compensation” column in the Summary Compensation Table on page 65, we provide limited perquisites to U.S. executive officers in the form of an annual car allowance, reimbursement for related auto insurance premiums and reimbursement for parking at our corporate offices in Boston, Massachusetts, a benefit we also provide to a number of other corporate employees. Additionally, under limited circumstances, we provide certain perquisites to individuals recruited to key positions and to executive officers who move from their home countries at our request.
Deductibility of Executive Compensation
As part of its role and in designing our compensation programs and making awards to our executive officers, the Committee is mindful of whether executive compensation will be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended. However, the Committee has always retained the flexibility to award compensation that was not deductible to meet the objectives of our compensation philosophy and as a result, some of the compensation paid to our NEOs may not be deductible.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Compensation Committee Report
Compensation Committee Report
The Compensation Committee of the Company’s Board of Directors reviewed the Compensation Discussion and Analysis for the year ended December 31, 2024 and discussed it with the Company’s management. Based on this review and its discussions with management, the Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the 2025 Annual Meeting of Stockholders.
By the Compensation Committee of the Board of Directors of American Tower Corporation.
COMPENSATION COMMITTEE
Grace D. Lieblein, Chair
Kelly C. Chambliss
Craig Macnab
Neville R. Ray
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Executive Compensation Tables
Executive Compensation Tables
The following table provides information concerning compensation earned by each of our NEOs for the years ended December 31, 2024, 2023 and 2022.
SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Stock Awards ($)(1) (e)	Non-Equity Incentive Plan Compensation ($)(2) (g)	All Other Compensation ($)(3) (i)	Total ($) (j)
Steven O. Vondran(4) President and CEO	2024	$961,268	$10,063,667	$2,360,000	$42,009	$13,426,944
	2023	$640,341	$5,000,180	$1,224,652	$33,457	$6,898,630
	2022	$640,341	$4,600,128	$1,136,605	$32,193	$6,409,267
Rodney M. Smith Executive Vice President, Chief Financial Officer and Treasurer	2024	$660,000	$4,524,775	$973,500	$40,628	$6,198,903
	2023	$640,000	$4,350,245	$1,224,000	$39,378	$6,253,623
	2022	$640,000	$3,600,252	$1,152,000	$38,918	$5,431,170
Olivier Puech Executive Vice President and President, Latin America and EMEA	2024	$640,341	$5,027,412	$944,503	$34,948	$6,647,204
	2023	$640,341	$5,000,180	$1,224,652	$34,300	$6,899,473
	2022	$640,341	$4,600,128	$1,136,605	$31,476	$6,408,550
Sanjay Goel(5) Former Executive Vice President and President, Asia-Pacific	2024	$600,000	$3,519,287	$1,380,000	$31,445	$5,530,732
	2023	$600,000	$3,500,241	$1,147,500	$19,069	$5,266,810
	2022	—	—	—	—	—
Ruth T. Dowling(6) Executive Vice President, Chief Administrative Officer, General Counsel and Secretary	2024	$620,000	$3,016,653	$914,500	$33,628	$4,584,781
	2023	—	—	—	—	—
	2022	—	—	—	—	—
Thomas A. Bartlett(7) Former President and CEO	2024	$366,667	$—	$733,333	$80,670	$1,180,670
	2023	$1,100,000	$15,200,227	$3,366,000	$43,018	$19,709,245
	2022	$1,100,000	$14,000,359	$3,168,000	$38,350	$18,306,709
(1)The amounts in column (e) reflect the aggregate grant date fair value of RSUs and PSUs (valued assuming target performance) granted pursuant to the 2007 Equity Incentive Plan, as amended (2007 Equity Incentive Plan). The aggregate grant date fair value of the awards was calculated by multiplying the number of shares of Common Stock underlying the RSU and PSU awards (at target) by the closing market price of shares of our Common Stock on the grant date. For the component of the PSUs subject to a market condition, the grant date fair value was determined using a Monte Carlo simulation model, which uses multiple input variables to determine the probability of satisfying the market condition requirements. Assuming maximum performance levels are achieved, the aggregate grant date fair value of PSUs would be as follows:

Name	Granted in 2024	Granted in 2023	Granted in	Granted in 2022
Steven O. Vondran(4)	$14,127,036	$6,000,140		$5,520,154
Rodney M. Smith	$5,449,206	$5,220,141		$4,320,302
Olivier Puech	$6,054,624	$6,000,140		$5,520,154
Sanjay Goel(5)	$4,238,352	$4,200,289		—
Ruth T. Dowling(6)	$3,632,938	—		—
Thomas A. Bartlett(7)	—	$21,280,318		$19,600,363
(2)The amounts in column (g) reflect, for the year ended December 31, 2024, cash payments made in 2025 with respect to annual performance incentive awards for services performed in 2024; for the year ended December 31, 2023, cash payments made in 2024 with respect to annual performance incentive awards for services performed in 2023; and for the year ended December 31, 2022, cash payments made in 2023 with respect to annual performance incentive awards for services performed in 2022.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Executive Compensation Tables
(3)Details about the amounts in column (i) for 2024 are set forth in the table immediately below. In accordance with SEC rules, the amounts in column (i) do not include payments for group term life insurance and other welfare benefits that are generally available to all salaried employees.

Name	Retirement Match(a)	Car Expenses(b)	Tax Reimbursements	Other(c)	Total
Steven O. Vondran	$17,250	$18,590	$6,169	—	$42,009
Rodney M. Smith	$16,558	$18,536	$5,534	—	$40,628
Olivier Puech	$17,250	$15,456	$2,242	—	$34,948
Sanjay Goel	—	$1,950	—	$29,495	$31,445
Ruth T. Dowling	$13,705	$16,228	$3,695	—	$33,628
Thomas A. Bartlett	$17,250	$4,934	$730	$57,756	$80,670
(1)Includes matching contributions pursuant to our 401(k) plan. Mr. Smith’s amount reflects a true-up received in 2024.
(2)Executive officers in the U.S. are entitled to an annual car allowance of up to $12,000 and additional amounts related to auto insurance premiums. With the exception of Messrs. Puech and Goel, these amounts also reflect reimbursement for parking expenses at our corporate offices in Boston, which is a benefit we offer to a number of our employees who work in that office. Mr. Goel's car expenses reflect parking expenses at our office in Singapore, where he is based, converted from Singapore dollars to U.S. dollars using the foreign currency exchange rate used for processing payroll for the applicable month.
(3)For Mr. Goel, reflects payments made in 2024 by the Company for Mr. Goel's benefit for shipment of household items. For Mr. Bartlett, includes payment of accrued flextime hours upon his retirement.
(4)Mr. Vondran was appointed to the role of President and CEO, effective February 1, 2024. Mr. Vondran's 2022 and 2023 compensation reflects his prior roles as Executive Vice President and President, U.S. Tower Division until November 1, 2023, and as Executive Vice President and Chief Operating Officer from November 1, 2023 until February 1, 2024. Mr. Vondran's 2024 compensation reflects a blended salary amount received for his service for his current role and his prior role in 2024.
(5)Mr. Goel was not a NEO prior to the 2023 fiscal year and, accordingly, compensation information in 2022 is not provided.
(6)Ms. Dowling was not a NEO prior to the 2024 fiscal year and, accordingly, compensation information in prior years is not provided.
(7)Mr. Bartlett retired from his role as President and CEO, effective February 1, 2024, and retired from the Company, effective May 1, 2024, and, accordingly, his 2024 compensation reflects amounts earned while he was still employed. Mr. Bartlett did not receive an equity grant in 2024. As a result of his retirement, Mr. Bartlett's 2022 and 2023 PSU grants vest based on actual performance through the end of the performance period.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Executive Compensation Tables
GRANTS OF PLAN-BASED AWARDS FOR 2024
The following table sets forth information relating to RSUs and PSUs granted pursuant to the 2007 Equity Incentive Plan and annual performance incentive award opportunity for each of our NEOs during the year ended December 31, 2024.

Name (a)	Grant Date (b)	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3) (i)	Grant Date Fair Value of Stock and Option Awards(4) (l)
			Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Steven O. Vondran
Annual incentive awards			$1,000,000	$2,000,000	$4,000,000
RSUs	3/11/2024	2/28/2024							14,511	$3,000,149
PSUs	3/11/2024	2/28/2024				16,929	33,858	67,716		$7,063,518
Rodney M. Smith
Annual incentive awards			$412,500	$825,000	$1,650,000
RSUs	3/11/2024	2/28/2024							8,707	$1,800,172
PSUs	3/11/2024	2/28/2024				6,530	13,060	26,120		$2,724,603
Olivier Puech
Annual incentive awards			$400,213	$800,426	$1,600,852
RSUs	3/11/2024	2/28/2024							9,674	$2,000,100
PSUs	3/11/2024	2/28/2024				7,256	14,511	29,022		$3,027,312
Sanjay Goel
Annual incentive awards			$375,000	$750,000	$1,500,000
RSUs	3/11/2024	2/28/2024							6,772	$1,400,111
PSUs	3/11/2024	2/28/2024				5,079	10,158	20,316		$2,119,176
Ruth T. Dowling
Annual incentive awards			$387,500	$775,000	$1,550,000
RSUs	3/11/2024	2/28/2024							5,805	$1,200,184
PSUs	3/11/2024	2/28/2024				4,354	8,707	17,414		$1,816,469
Thomas A. Bartlett(5)
Annual incentive awards			$1,100,000	$2,200,000	$4,400,000
(1)For 2024, the bonus target for Mr. Vondran was 200% of base salary and for each of Messrs. Smith, Puech and Goel and Ms. Dowling was 125% of base salary. The annual incentive awards cannot exceed 200% of the bonus target, and typically the Compensation Committee does not award annual incentive awards below 50% of the bonus target. The amounts in column (c), (d) and (e) are based on 50%, 100% and 200% of the bonus target, respectively. The actual amounts we paid in connection with our annual performance incentive awards are reflected in the Summary Compensation Table under the column captioned “Non-Equity Incentive Plan Compensation.” For more information regarding our annual performance incentive awards, see “Compensation Determinations for 2024—Annual Performance Incentive Program” in our "Compensation Discussion and Analysis" included in this Proxy Statement beginning on page 51.
(2)PSUs granted under the 2007 Equity Incentive Plan.
(3)We typically grant equity-based incentive awards to our employees, including our executive officers, as part of our annual employee performance review program conducted each February or March. On March 10, 2025, in connection with annual performance reviews and the Company’s annual employee equity grant, we awarded Messrs. Vondran, Smith and Puech and Ms. Dowling RSUs and PSUs pursuant to the 2007 Equity Incentive Plan in the amounts set forth below based on their performance for 2024 and expected future contributions to the Company. In determining the size of these awards, the Compensation Committee established a target award value for each executive officer and then allocated 40% to RSUs and 60% to PSUs for each executive officer, other than Mr. Vondran, whose target award value was allocated 30% to RSUs and 70% to PSUs. Mr. Goel did not receive a grant in 2025 due to his departure from the Company, effective March 31, 2025.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Executive Compensation Tables

Name	RSUs(i)	PSUs(i)	Grant Date Fair Value Per Share
Steven O. Vondran	$3,300,000	$7,700,000	$213.07
Rodney M. Smith	$1,800,000	$2,700,000	$213.07
Olivier Puech	$1,800,000	$2,700,000	$213.07
Sanjay Goel	$—	$—	N/A
Ruth T. Dowling	$1,280,000	$1,920,000	$213.07
(1)RSU awards vest in 1/3rd cumulative annual increments commencing one year from the date of grant, subject to earlier vesting under the death, disability and retirement benefits program. PSU awards vest at the end of the three-year performance period based on achievement against pre-established financial performance goals of the Company determined at the date of grant, subject to the terms under the death, disability and retirement benefits program.
(4)The amounts in column (l) reflect the grant date fair value of the stock awards granted during the fiscal year ended December 31, 2024. The aggregate grant date fair value of the awards is calculated using the closing market price of shares of our Common Stock on the grant date, March 11, 2024 ($206.75). For the component of the PSUs subject to a market condition, the grant date fair value was determined using a Monte Carlo simulation model, which uses multiple input variables to determine the probability of satisfying the market condition requirements ($216.11). All PSUs are valued assuming the target number of shares in column (g).
(5)Mr. Bartlett retired from his role as President and CEO, effective February 1, 2024, and retired from the Company, effective May 1, 2024, and, while he achieved 100% of his target bonus award, the bonus payout in 2024 was based on the actual salary of approximately $366,667 received for his service in 2024. Mr. Bartlett did not receive any equity-based grants in 2024 due to his retirement from the Company.
NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE
The compensation we paid our NEOs in 2024, 2023 and 2022, as summarized in the "Summary Compensation Table," is determined in accordance with employment letters and other arrangements or agreements with our executive officers, which the Compensation Committee reviews. For more information about these agreements, please see below under “Severance Program.” For more information about the elements of the compensation packages paid to our executive officers, please see above under “Compensation Determinations for 2024” in the “Compensation Discussion and Analysis.”
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2024
The following table sets forth information relating to stock options, RSUs and PSUs outstanding as of December 31, 2024 that were granted to our NEOs pursuant to the 2007 Equity Incentive Plan.

	Option Awards(1)					Stock Awards(2)
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	RSU/PSU Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)(5) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)(5) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)(5) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)(5) (j)
Steven O. Vondran	33,482	—	$94.71	3/10/2026	—	—	$—	—	$—
	—	—	—	—	3/10/2021	2,054	$376,724	—	$—
	—	—	—	—	3/10/2022	3,952	$724,836	—	$—
	—	—	—	—	3/10/2023	6,971	$1,278,551	—	$—
	—	—	—	—	3/11/2024	14,511	$2,661,463	—	$—
	—	—	—	—	3/10/2022	16,006	$2,935,660	—	$—
	—	—	—	—	3/10/2023	—	$—	7,843	$1,438,485
	—	—	—	—	3/11/2024	—	$—	16,929	$3,104,948

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Executive Compensation Tables

	Option Awards(1)					Stock Awards(2)
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	RSU/PSU Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)(5) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)(5) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)(5) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)(5) (j)
Rodney M. Smith	33,135	—	$94.57	03/10/2025	—	—	$—	—	$—
	34,341	—	$94.71	03/10/2026	—	—	$—	—	$—
	—	—	—	—	3/10/2021	1,590	$291,622	—	$—
	—	—	—	—	3/10/2022	3,092	$567,104	—	$—
	—	—	—	—	3/10/2023	6,065	$1,112,382	—	$—
	—	—	—	—	3/11/2024	8,707	$1,596,951	—	$—
	—	—	—	—	3/10/2022	12,527	$2,297,577	—	$—
	—	—	—	—	3/10/2023	—	$—	6,823	$1,251,406
	—	—	—	—	3/11/2024	—	$—	6,530	$1,197,667
Olivier Puech	—	—	—	—	3/10/2021	2,054	$376,724	—	$—
	—	—	—	—	3/10/2022	3,952	$724,836	—	$—
	—	—	—	—	3/10/2023	6,971	$1,278,551	—	$—
	—	—	—	—	3/11/2024	9,674	$1,774,308	—	$—
	—	—	—	—	3/10/2022	16,006	$2,935,660	—	$—
	—	—	—	—	3/10/2023	—	$—	7,843	$1,438,485
	—	—	—	—	3/11/2024	—	$—	7,256	$1,330,823
Sanjay Goel	—	—	—	—	6/01/2021	1,063	$194,965	—	$—
	—	—	—	—	3/10/2022	2,663	$488,421	—	$—
	—	—	—	—	3/10/2023	4,880	$895,041	—	$—
	—	—	—	—	3/11/2024	6,772	$1,242,053	—	$—
	—	—	—	—	3/10/2022	10,787	$1,978,444	—	$—
	—	—	—	—	3/10/2023	—	$—	5,490	$1,006,921
	—	—	—	—	3/11/2024	—	$—	5,079	$931,539
Ruth T. Dowling	—	—	—	—	3/10/2021	917	$168,187	—	$—
	—	—	—	—	10/01/2021	131	$24,027	—	$—
	—	—	—	—	3/10/2022	1,718	$315,098	—	$—
	—	—	—	—	3/10/2023	3,137	$575,357	—	$—
	—	—	—	—	3/11/2024	5,805	$1,064,695	—	$—
	—	—	—	—	3/10/2023	—	$—	3,530	$647,437
	—	—	—	—	3/11/2024	—	$—	4,354	$798,567
Thomas A. Bartlett(6)	10,401	—	$94.57	3/10/2025	—	—	$—	—	$—
	—	—	—	—	3/10/2022	56,831	$10,423,374	—	$—
	—	—	—	—	3/10/2023	—	$—	27,815	$5,101,549
(1)Stock options vest in 25% cumulative annual increments commencing one year from the date of grant, subject to earlier vesting under the death, disability and retirement benefits program, and have a term of 10 years.
(2)Stock awards consist of RSUs and PSUs granted under the 2007 Equity Incentive Plan.
(3)Each of the unvested RSUs that were granted prior to March 10, 2023 vests in 25% cumulative annual increments, commencing one year from the date of grant and are subject to earlier vesting under the death, disability and retirement benefits program. Beginning with grants made on March 10, 2023, each of the unvested RSUs vests 1/3rd annually over three years, commencing one year from the date of grant.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Executive Compensation Tables
(4)The market value of the RSU and PSU awards was determined using a stock price of $183.41, which was the closing price of our Common Stock on the NYSE on December 31, 2024. PSU awards granted in 2022 are reflected at a 135% payout performance level and the PSU awards granted in 2023 and 2024 are reflected at a threshold 50% payout performance level.
(5)Each grant of unvested PSUs vests at the end of the three-year performance period based on achievement against pre-established performance goals determined at the date of grant, subject to the terms of the death, disability and retirement benefits program. On March 10, 2025, the 2022 PSU Awards vested. The following table sets forth the vested amounts of such PSU awards before dividend equivalents and the shares withheld by the Company to cover any taxes due.

Name	PSUs
Steven O. Vondran(i)	16,006
Rodney M. Smith	12,527
Olivier Puech	16,006
Sanjay Goel	10,787
Ruth T. Dowling(ii)	—
Thomas A. Bartlett(iii)	56,831
(1)Mr. Vondran's 2022 PSU Award reflects his prior role as Executive Vice President and President, U.S. Tower Division.
(2)Ms. Dowling was appointed to the role of Executive Vice President, Chief Administrative Officer, General Counsel and Secretary, effective January 1, 2023, and was not eligible to receive a 2022 PSU Award.
(3)Mr. Bartlett's 2022 PSU Award reflects his prior role as President and CEO.
(6)Mr. Bartlett retired from the Company, effective May 1, 2024, and the information provided herein is as of May 1, 2024. The exercise period of Mr. Bartlett's stock options was extended to three years from his retirement date.
OPTION EXERCISES AND STOCK VESTED FOR 2024
The following table sets forth information relating to options exercised and RSUs and PSUs vested during the year ended December 31, 2024 for each NEO.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized Upon Exercise ($)(1) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($)(2) (e)
Steven O. Vondran	24,802	$3,424,715	24,856	$5,152,897
Rodney M. Smith	23,019	$2,824,549	20,292	$4,182,663
Olivier Puech	—	$—	24,856	$5,152,897
Sanjay Goel	—	$—	13,069	$2,601,768
Ruth T. Dowling	—	$—	4,204	$874,775
Thomas A. Bartlett(3)	20,000	$2,446,000	102,695	$20,354,485
(1)Column (c) reflects the excess of the market price of the underlying securities at exercise over the exercise price.
(2)With the exception of Mr. Bartlett, as noted below, column (e) reflects the market value of RSU and PSU awards using stock prices of $207.31, $176.84, $195.74 and $232.07 as applicable, which were the closing prices of our Common Stock on the NYSE on the last business day prior to the vesting date of each RSU and PSU.
(3)This amount includes 29,316 RSUs that vested upon Mr. Bartlett's Qualified Retirement, as defined under the award agreements, on May 1, 2024, with a deferred release date of December 1, 2024. The market value of the RSU awards was determined using a stock price of $176.84, which was the closing price of our Common Stock on the NYSE on the last business day prior to his retirement date.
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COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Severance Program
Severance Program
Our NEOs are eligible for benefits under the terms of our Severance Program. The table below, “Potential Payments Upon Termination or Change of Control for 2024,” summarizes the severance benefits that would be payable to each of our NEOs if his or her employment had been terminated as of December 31, 2024, with respect to the different termination scenarios. Under the Severance Program, our executive officers are entitled to the following severance benefits upon a Qualifying Termination:
•Cash Severance: The CEO is entitled to receive 104 weeks of base earnings, and each Executive Vice President is entitled to receive 78 weeks of base earnings. In addition, each executive would be entitled to a pro-rated portion of his or her target incentive for the portion of the year prior to termination, assuming 100% satisfaction of goals or objectives related to that incentive.
•Equity Acceleration/Vesting Provisions: If a Qualifying Termination occurs within 14 days prior to, or up to two years following, a Change of Control, each executive officer is entitled to full acceleration of vesting of all outstanding stock options, RSUs and PSUs, as further described below.
•Benefits Continuation: Each executive officer is eligible for continued health and welfare benefits, for which the Company will pay the employer share of the cost of coverage for a period equal to the number of weeks of base earnings payable under the Severance Program and, subject to eligibility, is entitled to benefits under the Consolidated Omnibus Budget Reconciliation Act (COBRA).
•Release of Claims, Non-Compete: To receive benefits under our Severance Program, the executive officer must sign a separation and release agreement and a limited confidentiality and restrictive covenant agreement in forms satisfactory to the Company. In addition, at our discretion, we may require the deposit of a portion of the after-tax payments to each executive officer in a restricted account to serve as security for the executive officer’s compliance with the ongoing covenants, restrictions and obligations contained in such agreements, with restrictions on distribution up to and including forfeiture in the event of noncompliance.
Under our Severance Program, equity awards to our executive officers are subject to a double-trigger standard, whereby the executive officer is entitled to acceleration of his or her equity awards only in the event of a Qualifying Termination within 14 days before, or two years following, a Change of Control. In such an event, the executive officer is entitled to acceleration of all unvested equity-based awards, including stock options and RSUs. With respect to the grant of PSUs, the value of those PSUs would be determined based on target performance, pro-rated for the executive’s term of employment during the performance period prior to the Qualifying Termination (except for PSUs granted to executive officers that are eligible for a “Qualified Retirement” (as defined in the award agreement), with respect to which the target award is accelerated in full (i.e. no pro-ration is applied)) and paid out within 60 days of the Qualifying Termination, unless such executive officer is a “specified employee” as defined in the Treasury Regulation Section 1.409A-1(i). If there is no Qualifying Termination or if the termination is a Qualifying Termination not in connection with a Change of Control, the executive officer is not entitled to any acceleration or continued vesting of his or her equity-based awards, except in connection with a Qualified Retirement. The Severance Program does not provide for tax gross-ups.
In addition, the Committee adopted a death, disability and retirement benefits program in connection with equity awards granted to our employees, including executive officers, similar to those of our peer group companies. The program’s benefits provide for the acceleration of vesting and exercise periods for stock options, RSUs and PSUs granted on or after January 1, 2013, upon an employee’s death or permanent disability, or upon an employee’s Qualified Retirement, provided certain eligibility criteria are met.
Our NEOs are also eligible to receive nine months of outplacement services following a Qualifying Termination.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Severance Program
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL FOR 2024
The table below sets forth the potential estimated payments pursuant to our Severance Program to each NEO as if the individual’s employment had been terminated as of December 31, 2024. While our executive officers are entitled to certain severance benefits upon a Qualifying Termination pursuant to the terms of the Severance Program, full acceleration of vesting of outstanding equity-based awards is limited to a Qualifying Termination upon a Change of Control, subject to earlier vesting under the death, disability and retirement program.

Name and Type of Payment/Benefit	Termination on 12/31/2024: “for Cause”	Termination on 12/31/2024: voluntary or retirement	Qualifying Termination on 12/31/2024: with no Change of Control	Qualifying Termination on 12/31/2024: with Change of Control
Steven O. Vondran
Base salary(1)	$—	$—	$2,000,000	$2,000,000
Annual incentive awards(2)	—	—	2,000,000	2,000,000
Value of accelerated equity awards(3)(4)	—	—	—	11,965,302
Health benefits(6)	—	—	41,079	41,079
Total	$—	$—	$4,041,079	$16,006,381
Rodney M. Smith
Base salary(1)	$—	$—	$990,000	$990,000
Annual incentive awards(2)	—	—	825,000	825,000
Value of accelerated equity awards(3)(4)(5)	—	6,771,497	6,771,497	6,771,497
Health benefits(6)	—	—	42,365	42,365
Total	$—	$6,771,497	$8,628,862	$8,628,862
Olivier Puech
Base salary(1)	$—	$—	$960,512	$960,512
Annual incentive awards(2)	—	—	800,426	800,426
Value of accelerated equity awards(3)(4)(5)	—	12,628,329	12,628,329	12,628,329
Health benefits(6)	—	—	42,365	42,365
Total	$—	$12,628,329	$14,431,632	$14,431,632
Sanjay Goel(7)
Base salary(1)	$—	$—	$900,000	$900,000
Annual incentive awards(2)	—	—	750,000	750,000
Value of accelerated equity awards(3)(4)	—	—	—	6,762,510
Health benefits(6)	—	—	—	—
Total	$—	$—	$1,650,000	$8,412,510
Ruth T. Dowling
Base salary(1)	$—	$—	$930,000	$930,000
Annual incentive awards(2)	—	—	775,000	775,000
Value of accelerated equity awards(3)(4)(5)	—	5,039,006	5,039,006	5,039,006
Health benefits(6)	—	—	42,365	42,365
Total	$—	$5,039,006	$6,786,371	$6,786,371
Thomas A. Bartlett(8)
Base salary	$—	$—	$—	$—
Annual incentive awards	—	—	—	—
Value of accelerated equity awards(3)	—	20,626,289	—	—
Health benefits	—	—	—	—
Total	$—	$20,626,289	$—	$—
(1)For Mr. Vondran, the amount reflects salary continuation for 104 weeks, based on Mr. Vondran's base salary as of December 31, 2024. For Messrs. Smith, Puech and Goel and Ms. Dowling, the amount reflects salary continuation for 78 weeks, based on base salary as of December 31, 2024. The Severance Program specifies that continuation of salary is to be paid bi-weekly.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Severance Program
(2)This amount reflects an incentive award opportunity with respect to a full year of service for the year ended December 31, 2024 and assumes that a bonus target of 100% is met. Actual incentive award payments upon separation are calculated pro-rata. For the year ended December 31, 2024, the bonus target was 200% of base salary for Mr. Vondran and was 125% of base salary for Messrs. Smith, Puech and Goel and Ms. Dowling.
(3)Value of RSUs and PSUs is determined using the closing market price of $183.41 of our Common Stock on December 31, 2024.
(4)As of December 31, 2024, under the Severance Program, each executive officer is entitled to acceleration of vesting of all outstanding equity-based awards, including, but not limited to, stock options, RSUs and PSUs, upon a Qualifying Termination that occurs within 14 days prior to, or up to two years following, a Change of Control, as described above.
(5)In addition to the acceleration of vesting of all outstanding equity-based awards upon a Qualifying Termination under the Severance Program, Messrs. Smith and Puech’s and Ms. Dowling's equity-based awards that were granted after January 1, 2013 will vest upon their Qualifying Retirement, pursuant to the terms of the Company’s death, disability and retirement program, as described above. In accordance with the revised executive officer retirement benefits, the values of the PSU awards for Messrs. Smith and Puech and Ms. Dowling assume successful completion of a transition plan and reflect full payout of PSUs at target.
(6)For Mr. Vondran, this amount reflects a continuation of health and dental insurance for 104 weeks, based on the employer share of the cost of coverage for this time period. For Messrs. Smith and Puech and Ms. Dowling, this amount reflects a continuation of health and dental insurance for 78 weeks, based on the employer share of the cost of coverage for this time period. Mr. Goel is based in Singapore and is not eligible for the continuation of health benefits noted herein. All amounts are estimates based on current rates and benefits elections made by each executive officer for the year ended December 31, 2024.
(7)As a result of the closing of the ATC TIPL Transaction, Mr. Goel’s role was eliminated and he left the Company, effective March 31, 2025. In connection with his departure, all of Mr. Goel's unvested equity awards were forfeited pursuant to the terms of the Severance Program.
(8)As a result of his retirement on May 1, 2024, Mr. Bartlett's 2023 PSU grant will vest based on actual performance through the end of the performance period. Mr. Bartlett's 2022 PSU award is reflected at a 135% payout performance level. The vesting of his 2021, 2022 and 2023 RSU grants were accelerated upon his Qualified Retirement, as defined under the award agreements.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
CEO Pay Ratio

CEO Pay Ratio
As required by Item 402(u) of Regulation S-K, we are providing the following information about the relationship between the annual total compensation of our median employee and Steven O. Vondran, our CEO:
For 2024, our last completed fiscal year:
•The annual total compensation of the employee identified as the median employee of our Company (other than our CEO) was $85,726; and
•The annual total compensation of our CEO was $13,426,944.
Based on this information, for 2024 the ratio of the annual total compensation of Mr. Vondran, our CEO, to the median employee was estimated to be approximately 157 to 1.
This pay ratio is a reasonable estimate, calculated in a manner consistent with SEC rules, based on our payroll and employment records using the methodology described below. The SEC rules for identifying the “median employee” allow companies to adopt a variety of methodologies to apply certain exclusions and make reasonable estimates and assumptions to reflect their compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported by us, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in determining their median employee.
CEO PAY RATIO METHODOLOGY
Item 402(u) of Regulation S-K requires us to identify the Company’s median employee once every three years, unless a change in employee population or compensation arrangements is likely to result in a significant change in our CEO pay ratio disclosures. Due to the ATC TIPL Transaction, we determined that a significant change in our employee population had occurred, and, accordingly, for the 2024 pay ratio calculation, we identified a new median employee.
To identify our median employee in 2024, the methodology and the material assumptions, adjustments and estimates we used were unchanged from prior years and are as follows:
•We determined that, as of December 30, 2024, our employee population and certain contractors, excluding our CEO, consisted of approximately 4,981 individuals. We selected December 30, 2024, which is within the last three months of 2024, as the date upon which we would identify the median employee to allow sufficient time to identify the median employee, given the global scope of our operations.
•Of the 4,981 employees and contractors included in the calculation, 2,609, or 52%, of them are outside the U.S.
•To identify the median employee from our employee population, we selected actual direct compensation (salary, bonus and equity) paid for 2024. Foreign exchange rates were translated to the U.S. dollar equivalent based on rates as of November 30, 2024.
Finally, to determine the annual total compensation of the median employee for 2024, we identified and calculated the elements of such employee’s compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column for 2024 in our "Summary Compensation Table" in this Proxy Statement.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Pay Versus Performance
Pay Versus Performance
As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our CEO and the average of our other NEOs and certain financial metrics of the Company. Compensation actually paid, as determined under SEC requirements, does not fully represent the actual final amount of compensation earned by, or paid to, our NEOs during the applicable years.
Listed below are the financial performance measures that represent, in our assessment, the most important financial performance measures used by the Company to link compensation actually paid to our NEOs for the fiscal year ending December 31, 2024 to Company performance:

•Property Revenue(1)
•Adjusted EBITDA(2)
•Attributable AFFO per Share(2)
•ROIC(2)
(1)Total property revenue excludes pass-through revenue. For a reconciliation of total property revenue, excluding pass-through revenue, see Appendix A.
(2)Adjusted EBITDA, Attributable AFFO per Share and ROIC are non-GAAP financial measures. Definitions of non-GAAP financial measures and reconciliations to GAAP can be found in Appendix A.
Neither the Compensation Committee nor management used the information displayed below in the tables, including the calculation of compensation actually paid, as a basis for making compensation decisions.
Pay Versus Performance Table

					Average Summary Compensation Table Total for Non-PEO NEOs(1) ($) (d)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2) ($) (e)	Value of Initial Fixed $100 Investment Based On:		Net Income ($ in millions) (h)	Attributable AFFO per Share(4) ($) (i)
Year (a)	Summary Compensation Table Total for PEO(1) ($) (b)		Compensation Actually Paid to PEO(1)(2) ($) (c)				Total Shareholder Return ($) (f)	Peer Group Total Shareholder Return(3) ($) (g)
	First PEO	Second PEO	First PEO	Second PEO
2024	$1,180,670	$13,426,944	$(4,286,218)	$9,983,934	$5,740,405	$3,885,817	$91.03	$117.56	$2,280	$10.54
2023	$19,709,245	N/A	$21,275,411	N/A	$6,329,634	$6,804,693	$103.63	$112.04	$1,367	$9.87
2022	$18,306,709	N/A	$7,107,859	N/A	$6,533,531	$2,404,100	$98.36	$100.62	$1,697	$9.76
2021	$16,114,574	N/A	$25,716,706	N/A	$6,009,705	$9,674,287	$132.26	$134.06	$2,568	$9.43
2020	$15,735,310	$14,701,304	$17,412,648	$14,343,802	$5,727,014	$5,589,513	$99.52	$94.88	$1,692	$8.44
(1)For 2024, the first principal executive officer (PEO) was Thomas A. Bartlett and the second PEO was Steven O. Vondran, and the other NEOs were Rodney M. Smith, Olivier Puech, Sanjay Goel and Ruth T. Dowling. For 2023, the principal executive officer (PEO) was Thomas A. Bartlett and the other NEOs were Rodney M. Smith, Olivier Puech, Steven O. Vondran and Sanjay Goel. For 2022 and 2021, the PEO was Thomas A. Bartlett and the other NEOs were Rodney M. Smith, Edmund DiSanto, Olivier Puech and Steven O. Vondran. For 2020, the first PEO was James D. Taiclet and the second PEO was Thomas A. Bartlett, and the other NEOs were Rodney M. Smith, Edmund DiSanto, Olivier Puech, Amit Sharma and Steven O. Vondran.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Pay Versus Performance
(2)The following table summarizes the adjustments made in accordance with Item 402(v) of Regulation S-K in order to determine the amounts shown in the table above as “Compensation Actually Paid” for 2024 (a summary of adjustments made for 2020–2022 is included in our proxy statement for our 2023 Annual Meeting and a summary of adjustments made for 2023 is included in our proxy statement for our 2024 Annual Meeting):

	2024
Adjustments for Stock and Option Awards	First PEO	Second PEO	Other NEOs(i)
Summary Compensation Table Total	$1,180,670	$13,426,944	$5,740,405
(Minus): “Stock Awards” amount in Summary Compensation Total(ii)	$—	$(10,063,667)	$(4,022,032)
Plus: Fair value at year end of awards granted during the covered fiscal year that are outstanding and unvested at year end(iii)	$—	$8,284,043	$3,347,342
Plus (Minus): Year-over-year change in fair value of awards granted in any prior fiscal year that are outstanding and unvested at year end(iv)	$(3,651,576)	$(1,450,370)	$(1,014,062)
Plus (Minus): Change as of the vesting date in fair value of awards granted in any prior fiscal year that vested during the covered fiscal year(v)	$(1,815,312)	$(213,016)	$(165,836)
Compensation Actually Paid (as calculated)	$(4,286,218)	$9,983,934	$3,885,817
(1)Amounts presented are averages for the entire group of other NEOs.
(2)Calculated by multiplying the number of shares of Common Stock underlying the RSU and PSU awards (at target) by $206.75, the closing market price of shares of our Common Stock on the grant date, March 11, 2024. For the component of the PSUs subject to a market condition, calculated by multiplying the number of shares of Common Stock underlying the PSU awards (at target) by $216.11, the fair value on the grant date, March 11, 2024, determined using a Monte Carlo simulation model, which uses multiple input variables to determine the probability of satisfying the market condition requirements.
(3)Calculated by multiplying the number of shares of Common Stock underlying the RSU and PSU awards (at target) by $183.41, the closing market price of shares of our Common Stock on December 31, 2024. For the component of the PSUs subject to a market condition, calculated by multiplying the number of shares of Common Stock underlying the PSU awards (at target) by $96.67, the fair value on December 31, 2024, determined using a Monte Carlo simulation model, which uses multiple input variables to determine the probability of satisfying the market condition requirements.
(4)Calculated by multiplying the number of shares of Common Stock underlying the RSU and PSU awards by the difference of $183.41, the closing market price of shares of our Common Stock on December 31, 2024, and $215.88, the closing market price of shares of our Common Stock on December 29, 2023. For 2024, PSU awards granted in 2023 are calculated based on the target award amounts and PSU awards granted in 2022 are calculated based on a 135% payout performance level.
(5)Calculated by multiplying the number of shares of Common Stock underlying the RSU and PSU awards by the difference of the closing market price of shares of our Common Stock on the vesting dates and $215.88, the closing market price of shares of our Common Stock on December 29, 2023.
(3)Peer Group TSR consists of the FTSE Nareit All Equity REITs Index.
(4)Attributable AFFO per Share is a non-GAAP financial measure. Definitions of non-GAAP financial measures and reconciliations to GAAP can be found in Appendix A.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Pay Versus Performance
Relationship Between Pay and Performance
Compensation Actually Paid to PEO and Average Compensation
Actually Paid to Non-PEO NEOs Versus Total Shareholder Return
and Peer Group Total Shareholder Return
Compensation Actually Paid to PEO and Average Compensation Actually Paid to
Non-PEO NEOs Versus Net Income
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Pay Versus Performance
Compensation Actually Paid to PEO and Average Compensation Actually Paid to
Non-PEO NEOs Versus Attributable AFFO Per Share(1)
(1)Attributable AFFO per Share is a non-GAAP financial measure. Definitions of non-GAAP financial measures and reconciliations to GAAP can be found in Appendix A.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Securities Authorized for Issuance Under Equity Compensation Plans
Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2024.
Equity Compensation Plan Information

Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2) (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column) (a)(3) (c)
Equity compensation plans/arrangements approved by the stockholders(1)	2,494,952	$94.79	5,872,164
Equity compensation plans/arrangements not approved by the stockholders	N/A	N/A	N/A
Total	2,494,952	$94.79	5,872,164
(1)Includes the 2007 Equity Incentive Plan and the 2000 Employee Stock Purchase Plan (ESPP).
(2)Column (a) includes (i) 1,460,702 shares underlying outstanding unvested RSUs, (ii) 609,552 shares underlying outstanding unvested PSUs based on the maximum amount of PSUs that can be earned under the award agreements for the March 2022, March 2023 and March 2024 grants made to executive officers, (iii) 416,672 shares underlying outstanding stock options and (iv) an estimated 8,026 shares relating to expected purchases under the ESPP. Because there is no exercise price for RSUs, PSUs or shares purchased under the ESPP, such awards are not included in the weighted-average exercise price in column (b).
(3)Includes 2,542,228 shares available for issuance under the ESPP and 3,329,936 shares available for grant under the 2007 Equity Incentive Plan as of December 31, 2024. Under the 2007 Equity Incentive Plan, we are authorized to grant various types of stock-based awards, including stock options, restricted stock, stock equivalents and awards of shares of Common Stock that are not subject to restrictions or forfeiture.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management
The table below sets forth certain information known to us as of March 17, 2025, regarding shares of Common Stock beneficially owned as of such date by:
•each member of our Board;
•each executive officer named in the "Summary Compensation Table," which can be found on page 65 in this Proxy Statement;
•all Directors and executive officers as a group; and
•each person known to beneficially own more than 5% of our outstanding Common Stock.
We determined the number of shares of Common Stock beneficially owned by each person under rules promulgated by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares to which the individual or entity has sole or shared voting power or investment power and also any shares the individual or entity had the right to acquire within 60 days of March 17, 2025. Accordingly, the numbers of shares shown below include shares underlying stock options, RSUs and PSUs that are vested or are expected to vest prior to May 16, 2025, which we collectively refer to below as “presently vested equity.” All percentages with respect to our Directors and executive officers are based on the shares of Common Stock outstanding as of March 17, 2025. Except as noted below, each holder has sole voting and investment power with respect to all shares of Common Stock listed as beneficially owned by that holder.

Name of Beneficial Owner	Number of Shares	Percent of Common Stock
Directors and Named Executive Officers
Thomas A. Bartlett(1)	373,910	*
Kelly C. Chambliss	2,161	*
Teresa H. Clarke	3,042	*
Ruth T. Dowling	8,846	*
Kenneth R. Frank	3,923	*
Sanjay Goel	16,060	*
Robert D. Hormats	7,332	*
Rajesh Kalathur	171	*
Grace D. Lieblein	6,876	*
Craig Macnab	13,050	*
Olivier Puech	17,665	*
Neville R. Ray	—	*
JoAnn A. Reed	61,884	*
Pamela D. A. Reeve	19,634	*
Rodney M. Smith(2)	89,706	*
Bruce L. Tanner	4,675	*
Steven O. Vondran(3)	83,607	*
All Directors and executive officers as a group (21 persons)(4)	800,569	*
Five-Percent Stockholders
The Vanguard Group(5)	61,022,228	13.04%
100 Vanguard Blvd., Malvern, PA 19355
BlackRock, Inc.(6)	43,047,962	9.20%
50 Hudson Yards, New York, NY 10001
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Delinquent Section 16(a) Reports
*    Less than 1%
(1)Mr. Bartlett retired from the Company effective May 1, 2024. The number of shares is based on information disclosed in a Form 4 filed by Mr. Bartlett on May 3, 2024 and also includes (i) 29,316 RSUs that vested upon Mr. Bartlett's Qualified Retirement, as defined under the award agreements, on May 1, 2024, which had a deferred release date of December 1, 2024, (ii) 56,831 shares of PSUs which vested on March 10, 2025 and had a deferred release date of May 10, 2025 and (iii) 30,401 vested stock options as of his retirement date.
(2)Includes 55,365 shares of Common Stock beneficially owned by Mr. Smith and presently vested equity with respect to an aggregate of 34,341 shares of Common Stock.
(3)Includes 50,125 shares of Common Stock beneficially owned by Mr. Vondran and presently vested equity with respect to an aggregate of 33,482 shares of Common Stock.
(4)Includes presently vested equity with respect to an aggregate of 139,433 shares of Common Stock.
(5)Based on a Schedule 13G/A filed on February 13, 2024, The Vanguard Group had shared voting power over 851,635 shares of Common Stock, sole dispositive power over 58,785,336 shares of Common Stock, shared dispositive power over 2,236,892 shares of Common Stock and beneficial ownership of 61,022,228 shares of Common Stock.
(6)Based on a Schedule 13G/A filed on February 5, 2025, BlackRock, Inc. had sole voting power over 39,752,949 shares of Common Stock, sole dispositive power over 43,047,962 shares of Common Stock and beneficial ownership of 43,047,962 shares of Common Stock.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers, Directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. As a matter of practice, the Company assists its executive officers and Directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Based on our review of such forms, as well as information provided by the reporting persons, the Company believes that all of its executive officers, Directors and beneficial owners of more than 10% of its common stock complied with the reporting requirements of Section 16(a) during the year ended December 31, 2024, other than one late report in connection with initial stock ownership reporting by Mr. Rossi, which was reported on Form 3 on January 24, 2025.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

Audit Matters

PROPOSAL 3
Ratification of Selection of Independent Registered Public Accounting Firm
The Audit Committee has selected, and the Audit Committee and the Board of Directors recommend stockholder ratification of, Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025.

The Audit Committee and the Board of Directors unanimously recommend that you vote FOR the ratification of the selection of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the current fiscal year.

The Audit Committee of the Board of Directors is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm selected to audit our consolidated financial statements.
Deloitte has served as our independent registered public accounting firm since our inception. To ensure continuing auditor independence, the Audit Committee periodically considers whether there should be a rotation of the independent registered public accounting firm and has conducted formal auditor solicitation processes in the past to evaluate other firms. In those solicitation processes and periodic evaluations, the Audit Committee considers such factors as the independence materials provided by Deloitte, the firm’s familiarity with our account and lines of business, the firm’s work quality and management’s satisfaction with its performance, and the firm’s tenure as the Company’s independent auditor. Further, in conjunction with the mandated rotation of Deloitte’s lead engagement partner, the Audit Committee and its Chair were directly involved in the selection of Deloitte’s lead engagement partner. Deloitte’s institutional knowledge and experience, combined with a fresh perspective offered by periodic changes in the audit team resulting from the mandatory lead engagement partner rotation, provides value to the Company. The members of the Audit Committee and the Board of Directors believe that the continued retention of Deloitte to serve as our independent registered public accounting firm is in the best interests of the Company and its stockholders.
Although ratification by stockholders is not required by law or our By-Laws, the Audit Committee believes submission of its selection to stockholders is a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time, if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If our stockholders do not ratify the selection of Deloitte as our independent registered public accounting firm, the Audit Committee will reconsider its selection.
Representatives of Deloitte are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they choose, and will also be available to respond to appropriate questions from stockholders.
Required Vote
Approval of this resolution requires the affirmative vote of a majority of the votes cast by, or on behalf of, stockholders at the Annual Meeting. Abstentions and broker non-votes are not considered as votes cast “for” or “against” this proposal and have no effect on the results.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

AUDIT MATTERS
Audit Committee Report
Audit Committee Report
Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm, Deloitte, is responsible for performing an independent audit of the Company’s financial statements in accordance with standards of the U.S. Public Company Accounting Oversight Board (PCAOB) and issuing a report on those financial statements and the effectiveness of the Company’s internal control over financial reporting. The Audit Committee is also responsible for monitoring and reviewing these processes.
The Audit Committee reviewed the Company’s audited financial statements for fiscal year 2024 (ended December 31, 2024) and discussed with the Company’s management these financial statements, including the acceptability and quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also reviewed and discussed with Deloitte the audited financial statements and the matters required by the applicable requirements of the PCAOB and the SEC. Deloitte provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with Deloitte its independence and has considered whether the firm’s provision of other non-audit related services to the Company is compatible with maintaining such auditors’ independence.
Based on its discussions with, and its review of information provided by, management and Deloitte, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
By the Audit Committee of the Board of Directors of American Tower Corporation.
AUDIT COMMITTEE
Bruce L. Tanner, Chair
Teresa H. Clarke
Kenneth R. Frank
Rajesh Kalathur
JoAnn A. Reed
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

AUDIT MATTERS
Independent Auditor Fees and Other Matters
Independent Auditor Fees and Other Matters
The following table presents the aggregate fees billed for services rendered by Deloitte for the fiscal years ended December 31, 2024 and 2023 ($ in thousands):

	2024	2023
Audit Fees	$8,859	$9,444
Audit-Related Fees	$640	$790
Tax Fees	$465	$674
Total Fees	$9,964	$10,908
Audit Fees. These fees relate to professional services rendered in connection with the annual audit of our consolidated financial statements and internal control over financial reporting; the reviews of the condensed consolidated financial statements performed in connection with each of our Quarterly Reports on Form 10-Q; and consultations regarding the accounting, financial reporting and audits of subsidiaries, including statutory audits required by foreign jurisdictions and audits required by the agreements related to our securitizations.
Audit-Related Fees. These include fees for valuation reviews and audit services performed in connection with our acquisitions, due diligence services and other services performed in connection with our financing activities. In 2024 and 2023, the acquisition-related audit service fees included in the total audit-related fees were less than $0.1 million and $0.1 million, respectively.
Tax Fees. These include fees for consulting services related to potential acquisitions, tax planning and advice, and assistance with international and other tax matters.
Audit Committee Pre-approval Policy and Procedures. The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services to be performed by our independent registered public accounting firm. This policy requires that we do not engage our independent registered public accounting firm to render audit or non-audit services unless the Audit Committee specifically approves the service in advance or the engagement is entered into pursuant to one of the pre-approval procedures described below.
The Audit Committee may, and periodically does, pre-approve specified types of services, including permissible tax services, that we expect our independent registered public accounting firm to provide during the next 12 months. The Audit Committee may also authorize any Audit Committee member to approve any audit or non-audit services that our independent registered public accounting firm provides. Any approval of services by an Audit Committee member pursuant to this delegated authority is to be reported at the next meeting of the Audit Committee.
The Audit Committee approved all the services described above in accordance with its pre-approval policies and procedures.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

Questions & Answers

Q.	Why did I receive these proxy materials?

A.
You received these materials because you were a stockholder as of March 17, 2025, the record date fixed by the Board, and are, therefore, entitled to receive notice of the Annual Meeting (Notice) and to vote on matters presented at the Annual Meeting, which will be held virtually on May 14, 2025.

Q.	Why did I receive a Notice instead of a full set of proxy materials?

A.
The SEC allows us to make this Proxy Statement and our Annual Report, which includes a copy of our Form 10-K, available electronically online at www.proxyvote.com. On or about April 2, 2025, we mailed you a Notice containing instructions for accessing this Proxy Statement and our Annual Report and for voting (i.e., submitting your proxy) online. If you received the Notice by mail, you will not receive a printed copy of the proxy materials in the mail. If you would like a printed copy of our proxy materials, please follow the instructions for requesting those materials included in the Notice.

Q.	When and where is the Annual Meeting being held?

A.	The Annual Meeting will be held on Wednesday, May 14, 2025 at 11:00 a.m. Eastern Time. We will hold the Annual Meeting virtually through a live audio webcast.

Q.	How do I attend the Annual Meeting?

A.
You will be able to attend the Annual Meeting online through a live audio webcast at www.virtualshareholdermeeting.com/AMT2025. You may log in with your 16-digit control number, included on your notice of internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials (if applicable).
You will be able to vote and submit live questions during the Annual Meeting online at www.virtualshareholdermeeting.com/AMT2025. While all live questions will be subject to time restrictions, we will do our best to accommodate as many as possible.

Q.	What if I have trouble accessing the Annual Meeting virtually?

A.
The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Wi-Fi connection wherever they intend to participate in the Annual Meeting. We encourage you to access the virtual meeting platform prior to the start time. Please allow ample time for online check-in, which will begin at 10:30 a.m. Eastern Time. If you encounter any difficulties accessing the virtual meeting platform during the check-in time or during the Annual Meeting, please call the technical support number that will be posted on www.virtualshareholdermeeting.com/AMT2025.

Q.	Who is entitled to vote at the Annual Meeting?

A.	Holders of American Tower’s Common Stock at the close of business on March 17, 2025, the record date fixed by the Board, may vote at the Annual Meeting.

Q.	How many votes may I cast?

A.	Each share of Common Stock is entitled to one vote with respect to each matter submitted for vote. On March 17, 2025, there were 468,117,839 shares of Common Stock outstanding and entitled to vote.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

QUESTIONS & ANSWERS

Q.	What constitutes a quorum for the Annual Meeting?

A.
The presence, at the Annual Meeting or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding on March 17, 2025 constitutes a quorum for the transaction of business at the Annual Meeting. We will count abstentions and shares held by brokers or nominees who have not received instructions from the beneficial owner (broker non-votes) as present for purposes of determining the presence or absence of a quorum. Attendance at the virtual Annual Meeting will be considered “present.”

Q.	What items will be voted on at the Annual Meeting, and what is the required vote to approve each item?

A.
All stockholders are entitled to vote on the following proposals:
•Proposal 1—To elect to the Board of Directors the 11 nominees named in this Proxy Statement;
•Proposal 2—To approve, on an advisory basis, our executive compensation; and
•Proposal 3—To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2025.
To be elected, a Director must receive an affirmative majority of votes cast—i.e., the number of “for” votes must exceed the number of “against” votes. Similarly, each of Proposals 2 and 3 require an affirmative majority of the votes cast. We will not count shares that abstain from voting on a particular matter as votes cast “for” or “against” such matter and, therefore, they will have no effect on the outcome of the vote or any of the Proposals.
Although the advisory vote on executive compensation is non-binding, our Compensation Committee will consider and take into account the voting results when making future executive compensation determinations.

Q.	Are there other items to be voted on at the Annual Meeting?

A.	We do not know of any other matters that may come before the Annual Meeting. If any other matters are properly presented at the Annual Meeting, your proxy authorizes the individuals named as proxies to vote, or otherwise act, in accordance with their best judgment.

Q.	How will proxies be voted at the Annual Meeting?

A.
If you hold shares through a broker or nominee and do not provide the broker or nominee with specific voting instructions, under the rules that govern brokers or nominees in such circumstances, your broker or nominee will have the discretion to vote such shares on routine matters, but not on non-routine matters. As a result:
•Your broker or nominee will not have the authority to vote such shares with respect to Proposals 1, and 2, because the NYSE rules treat these matters as non-routine. Accordingly, such broker non-votes will have no effect on the outcome of the vote on these proposals.
•Your broker or nominee will have the authority to vote such shares with respect to Proposal 3, because that matter is treated as routine under the NYSE rules.
Broker non-votes will be counted as present for purposes of determining the presence of a quorum.

If you are a registered stockholder and no instructions are indicated on a properly executed proxy card submitted by you, the shares represented by the proxy will be voted FOR each of Proposals 1, 2, and 3, and, in accordance with the proxy holder’s judgment, for any other matter that may be properly brought before the Annual Meeting, or any adjournments or postponements thereof.

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

QUESTIONS & ANSWERS

Q.	How do I cast a vote?

A.
You may vote by any one of the following means:
•By internet. If you received a Notice about the internet availability of proxy materials, you may submit your proxy online by following the instructions on the Notice. If you received a paper copy of a proxy card or voting instruction card by mail, you may submit your proxy online by following the instructions on the proxy card or voting instruction card.
•By telephone. You may submit your vote by telephone by following the instructions on the Notice or proxy card or voting instruction card, if you received such materials by mail.
•By mail. If you received a paper copy of a proxy card or voting instruction card by mail, you may submit your proxy by completing, signing and dating your proxy card or voting instruction card and mailing it in the accompanying self-addressed envelope. No postage is necessary if mailed in the United States.
•At the virtual Annual Meeting. You may vote at the Annual Meeting online at:     www.virtualshareholdermeeting.com/AMT2025.
Properly completed and submitted proxy cards and voting instruction cards, as well as proxies properly completed and submitted online prior to the Annual Meeting, will be voted at the Annual Meeting in accordance with the instructions provided, as long as they are received in time for voting and not revoked.

Q.	Can I change my mind after I vote?

A.
Yes, you can change your vote at any time before the Annual Meeting. To revoke your proxy, you must:
•file an instrument of revocation with our Secretary, at our principal executive offices: 116 Huntington Avenue, Boston, Massachusetts 02116;
•mail a new proxy card, dated after the date of the proxy you wish to revoke, to our Secretary at our principal executive offices;
•submit a later-dated proxy online, in accordance with the instructions on the internet voting website; or
•attend the Annual Meeting and vote online at www.virtualshareholdermeeting.com/AMT2025. Please see “How do I attend the Annual Meeting?” and “How do I cast a vote?” for more information.
If your proxy is not revoked, we will vote it at the virtual Annual Meeting in accordance with your instructions indicated on the proxy card or voting instruction card or, if submitted online, as indicated on the submission.

Q.	Where can I find the voting results after the Annual Meeting?

A.	We will announce the preliminary voting results at the Annual Meeting and will report the final voting results in a Current Report on Form 8-K, which we will file with the SEC within four business days after the meeting.

AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

QUESTIONS & ANSWERS

Q.	Who bears the cost of this proxy solicitation?

A.	American Tower Corporation bears all proxy solicitation costs. In addition to solicitations by mail, our Board, our executive officers and our regular employees, without additional remuneration, may solicit proxies by telephone, fax, electronic transmission and personal interviews. We will request brokers, banks, custodians and other fiduciaries to forward proxy-soliciting materials to the beneficial owners of Common Stock and will reimburse them for their reasonable out-of-pocket expenses incurred in connection with distributing proxy materials.

Q.	What do I need to do now?

A.	You should carefully read and consider the information contained in this Proxy Statement. It contains important information about American Tower that you should consider before voting.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

Additional Information
Proposals of Stockholders
Pursuant to Rule 14a-8 of the Exchange Act (Rule 14a-8), we must receive any stockholder proposal intended to be presented at our 2026 Annual Meeting by no later than December 3, 2025, if it is to be included in the proxy statement and form of proxy relating to the meeting. Any such proposal must also comply with the other requirements of Rule 14a-8.
Under the advance notice provisions in our By-Laws and pursuant to Delaware corporate law, if you want to submit a proposal for the 2026 Annual Meeting for presentation at the meeting (as opposed to inclusion in the proxy statement under Rule 14a-8) or intend to nominate a person as a candidate for election to the Board directly, the Secretary must receive the proposal or nomination between January 14, 2026 and the close of business on February 13, 2026, which are 120 days and 90 days, respectively, before the one-year anniversary of the 2025 Annual Meeting.
If the 2026 Annual Meeting is held more than 30 days before or more than 70 days after the one-year anniversary of the 2025 Annual Meeting, the Secretary must receive any such proposal or nomination no earlier than the 120th day before the 2026 Annual Meeting and by the later of the close of business of (a) the 90th day before the 2026 Annual Meeting or (b) the 10th day following the day on which the date of the 2026 Annual Meeting is first disclosed publicly by the Company. In addition, any proposals must comply with the other requirements of our By-Laws.
If you want to present a proposal before the 2026 Annual Meeting, but do not wish to have it included in the proxy statement and proxy card, you must also give us written notice. Please address such correspondence to: American Tower Corporation, 116 Huntington Avenue, Boston, Massachusetts 02116, Attention: Secretary. If the Secretary does not receive your written notice on or before February 16, 2026, then proxies designated by the Board will have discretionary authority to vote on any such proposal.
In addition to satisfying the foregoing requirements under our By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of Director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 15, 2026.
In the event of a Director nomination pursuant to Rule 14a-19 under the Exchange Act, if the Board determines that the nomination complies with the requirements set forth in Rule 14a-19, applicable law and the By-Laws, the Board shall include such nomination in the corresponding universal proxy card.
If the 2026 Annual Meeting is held more than 30 days before the one-year anniversary of the 2025 Annual Meeting, the Secretary must receive your Director solicitations by the later of (a) the 60th day before the 2025 Annual Meeting or (b) the 10th day following the day on which the date of the 2026 Annual Meeting is first disclosed publicly by the Company.
Proxy Access
Under the proxy access provisions in our By-Laws, if you wish to nominate any person for election to our Board at the 2026 Annual Meeting, and have your nominee included in the proxy statement, the Secretary must receive your nomination notice between November 3, 2025, which is 150 days before the one-year anniversary of the issuance of this Proxy Statement, and December 3, 2025, which is 120 days before the one-year anniversary of the issuance of this Proxy Statement.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

ADDITIONAL INFORMATION
Householding of Annual Meeting Materials
If the 2026 Annual Meeting is held more than 30 days before or more than 70 days after the one-year anniversary of the 2025 Annual Meeting, the Secretary must receive your nomination notice by the later of (a) the 120th day before the 2026 Annual Meeting or (b) the 10th day following the day on which the date of the 2026 Annual Meeting is first disclosed publicly by the Company.
Householding of Annual Meeting Materials
The SEC has adopted a “householding” rule, which we have implemented for current and future stockholder communications, that permits us to deliver a single set of proxy materials to a household, even if two or more stockholders live under the same roof or a stockholder has shares registered in multiple accounts. This rule enables us to reduce printing and mailing expenses associated with proxy materials and reduces the amount of duplicative information you might receive. Your consent will continue for as long as you remain a stockholder of the Company, unless you revoke it, which you may do at any time by writing or calling Broadridge at the following address or phone number: Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717 (1-866-540-7095). If you revoke your consent, we will begin sending separate copies within 30 days of receiving your revocation.
Some banks, brokers and other nominee record holders may participate in the practice of householding notices, proxy statements and annual reports. We will promptly deliver a separate copy of each document to you, if you write or call us at the following address or phone number: American Tower Corporation, 116 Huntington Avenue, Boston, Massachusetts 02116, Attention: Investor Relations (617-375-7500). If you wish to receive separate copies of the notice, proxy statement or annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
Annual Report on Form 10-K
If you would like to receive, free of charge, a copy of our Form 10-K for the year ended December 31, 2024—as filed with the SEC, excluding exhibits—please write or call us at the following address or phone number: American Tower Corporation, 116 Huntington Avenue, Boston, Massachusetts 02116, Attention: Investor Relations (617-375-7500).

By Order of the Board of Directors,

Steven O. Vondran President and Chief Executive Officer Boston, Massachusetts April 2, 2025
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

Appendix A
Definitions, Reconciliations to Measures under GAAP and Calculation of Defined Measures
Adjusted EBITDA is defined as net income before income (loss) from equity method investments; income (loss) from discontinued operations, net of taxes; income tax benefit (provision); other income (expense); gain (loss) on retirement of long-term obligations; interest expense; interest income; other operating income (expense), including Goodwill impairment; depreciation, amortization and accretion; and stock-based compensation expense. The Company believes this measure provides valuable insight into the profitability of its operations while at the same time taking into account the central overhead expenses required to manage its global operations. In addition, it is a widely used performance measure across the telecommunications real estate sector.
Adjusted EBITDA Margin is defined as the percentage that results from dividing Adjusted EBITDA by total revenue.
Adjusted Funds From Operations (AFFO) attributable to American Tower Corporation common stockholders (Attributable AFFO) is defined as Nareit FFO attributable to American Tower Corporation common stockholders before (i) straight-line revenue and expense, (ii) stock-based compensation expense, (iii) the deferred portion of income tax and other income tax adjustments, (iv) non-real estate related depreciation, amortization and accretion, (v) amortization of deferred financing costs, debt discounts and premiums and long-term deferred interest charges, (vi) other income (expense), (vii) gain (loss) on retirement of long-term obligations, and (viii) other operating income (expense), less cash payments related to capital improvements and cash payments related to corporate capital expenditures and including adjustments and distributions for unconsolidated affiliates and noncontrolling interests and adjustments for discontinued operations, which includes the impact of noncontrolling interests and discontinued operations on both Nareit FFO and the corresponding adjustments included in AFFO. The Company believes this measure provides valuable insight into the operating performance of its assets by further adjusting the Nareit AFFO attributable to American Tower Corporation common stockholders metric to exclude the factors outlined above, which if unadjusted, may otherwise cause material fluctuations in Nareit FFO attributable to American Tower Corporation common stockholders growth from period to period that would not be representative of the underlying performance of the Company’s property assets in those periods. In addition, it is a widely used performance measure across the telecommunications real estate sector. The Company believes providing this metric, excluding the impacts of noncontrolling interests, enhances transparency, given the minority interests in its Europe business and its U.S. data center business.
AFFO attributable to American Tower Corporation common stockholders per Share (Attributable AFFO per Share) is defined as AFFO attributable to American Tower Corporation common stockholders divided by the diluted weighted average common shares outstanding.
International pass-through revenue is defined as a portion of the Company’s pass-through revenue that is based on power and fuel expense reimbursements and, therefore, subject to fluctuations in fuel prices. As a result, revenue growth rates may fluctuate depending on the market price for fuel in any given period, which is not representative of the Company’s real estate business and its economic exposure to power and fuel costs. Furthermore, this expense reimbursement mitigates the economic impact associated with fluctuations in operating expenses, such as power and fuel costs and land rents in certain of the Company’s markets. As a result, the Company believes that it is appropriate to provide insight into the impact of pass-through revenue on certain revenue growth rates.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

APPENDIX A
Definitions, Reconciliations to Measures under GAAP and Calculation of Defined Measures
Nareit FFO Attributable to American Tower Corporation Common Stockholders is defined as net income before gains or losses from the sale or disposal of real estate, real estate related impairment charges, real estate related depreciation, amortization and accretion including adjustments and distributions for (i) unconsolidated affiliates and noncontrolling interests and discontinued operations. The Company believes this measure provides valuable insight into the operating performance of its property assets by excluding the charges described above, particularly depreciation expenses, given the high initial, up-front capital intensity of the Company’s operating model. In addition, it is a widely used performance measure across the telecommunications real estate sector.
Net Debt is defined as total long-term debt, including current portion and finance lease liabilities, less cash and cash equivalents.
Net Leverage Ratio is defined as Net Debt divided by the quarter’s annualized Adjusted EBITDA (the quarter’s Adjusted EBITDA multiplied by four). The Company believes that including this calculation is important for investors and analysts given it is a critical component underlying its credit agency ratings.
Return on Invested Capital (ROIC) is defined as Adjusted EBITDA less capital improvement capital expenditures and corporate capital expenditures and cash taxes, divided by gross property, plant and equipment, intangible assets and goodwill (excluding the impact of recording deferred tax adjustments related to valuation and goodwill and intangible impairments).
Straight-line ground rent expenses for our ground leases are calculated based on the fixed non-cancellable term of the underlying ground lease plus all periods, if any, for which failure to renew the lease imposes an economic penalty to us such that renewal appears, at the inception of the lease, to be reasonably assured. Certain of our tenant leases require us to exercise available renewal options pursuant to the underlying ground lease, if the tenant exercises its renewal option. For towers with these types of tenant leases at the inception of the ground lease, we calculate our straight-line ground rent over the term of the ground lease, including all renewal options required to fulfill the tenant lease obligation.
Straight-line revenues are recognized, under GAAP, over the term of the contract for certain of its tenant leases. Due to the Company’s significant base of non-cancellable, long-term tenant leases, this can result in significant fluctuations in growth rates upon tenant lease signings and renewals (typically increases), when amounts billed or received upfront upon these events are initially deferred. These signings and renewals are only a portion of the Company’s underlying business growth and can distort the underlying performance of our Tenant Billings Growth. As a result, the Company believes that it is appropriate to provide insight into the impact of straight-line revenue on certain growth rates in revenue and select other measures.
Tenant Billings is defined as revenue generated from non-cancellable long-term tenant leases. Revenue from Tenant Billings reflects several key aspects of the Company’s real estate business: (i) “colocations/amendments” reflects new tenant leases for space on existing sites and amendments to existing leases to add additional tenant equipment; (ii) “escalations” reflects contractual increases in billing rates, which are typically tied to fixed percentages or a variable percentage based on a consumer price index; (iii) “cancellations” reflects the impact of tenant lease terminations or non-renewals or, in limited circumstances, when the lease rates on existing leases are reduced; and (iv) “new sites” reflects the impact of new property construction and acquisitions.
Tenant Billings Growth is defined as an increase or decrease resulting from a comparison of Tenant Billings for a current period with Tenant Billings for the corresponding prior-year period, in each case adjusted for foreign currency exchange rate fluctuations. The Company believes this measure provides valuable insight into the growth in recurring Tenant Billings and underlying demand for its real estate portfolio.
For more information regarding these measures, see “Non-GAAP Financial Measures” under Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Form 10-K.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

APPENDIX A
Reconciliations to Historical Results
Reconciliations to Historical Results
($ in millions, except per share amounts. Totals may not add due to rounding.)

Reconciliation of Net Income to Adjusted EBITDA(1)	2014	2015	2016	2017	2018(2)	2019	2020	2021	2022	2023	2023A	2024
Net income	$803	$672	$970	$1,225	$1,265	$1,917	$1,692	$2,568	$1,697	$1,367	$1,367	$2,280
Loss from discontinued operations, net of taxes	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	71	978
Income tax provision (benefit)	63	158	156	31	(110)	(0)	130	262	24	154	91	366
Other expense (income)	62	135	48	(31)	(24)	(18)	241	(566)	(434)	249	326	(378)
Loss (gain) on retirement of long-term obligations	3	80	(1)	70	3	22	72	38	0	0	0	—
Interest expense	580	596	717	750	826	814	794	871	1,137	1,398	1,388	1,405
Interest income	(14)	(16)	(26)	(35)	(55)	(47)	(40)	(40)	(72)	(143)	(119)	(135)
Other operating expenses	69	67	73	256	513	166	266	399	768	378	371	74
Goodwill impairment(3)	—	—	—	—	—	—	—	—	—	402	80	—
Depreciation, amortization and accretion	1,004	1,285	1,526	1,716	2,111	1,778	1,882	2,333	3,355	3,087	2,929	2,029
Stock-based compensation expense	80	91	90	109	138	111	121	120	169	196	183	193
ADJUSTED EBITDA	$2,650	$3,067	$3,553	$4,090	$4,667	$4,745	$5,156	$5,983	$6,644	$7,087	$6,688	$6,812

AFFO Reconciliation(1)	2014	2015	2016	2017	2018(2)	2019	2020	2021	2022	2023	2023A	2024
Adjusted EBITDA (from above)	$2,650	$3,067	$3,553	$4,090	$4,667	$4,745	$5,156	$5,983	$6,644	$7,087	$6,688	$6,812
Straight-line revenue	(124)	(155)	(132)	(194)	(88)	(184)	(322)	(466)	(500)	(472)	(465)	(278)
Straight-line expense	38	56	68	62	58	44	52	53	40	30	24	47
Cash interest(4)	(572)	(573)	(694)	(723)	(807)	(800)	(824)	(831)	(1,089)	(1,348)	(1,338)	(1,350)
Interest income	14	16	26	35	55	47	40	40	72	143	119	135
Cash paid for income taxes(5)(6)	(69)	(64)	(96)	(137)	(164)	(147)	(146)	(225)	(274)	(307)	(253)	(278)
Dividends on preferred stock	(24)	(90)	(107)	(87)	(9)	—	—	—	—	—	—	—
Capital improvement capital expenditures	(75)	(90)	(110)	(114)	(150)	(160)	(150)	(170)	(176)	(201)	(187)	(157)
Corporate capital expenditures	(24)	(16)	(16)	(17)	(9)	(11)	(9)	(8)	(9)	(16)	(16)	(14)
Adjustments and dividends for noncontrolling interests	(24)	(34)	(90)	(160)	(363)	(92)	(33)	(99)	(190)	(305)	(305)	(348)
Adjustments for discontinued operations	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	345	365
Attributable AFFO	$1,791	$2,116	$2,400	$2,755	$3,191	$3,442	$3,764	$4,277	$4,517	$4,612	$4,612	$4,934
Divided by: Weighted Average Diluted Shares	400.1	423.0	429.3	431.7	443.0	445.5	446.1	453.3	462.8	467.2	467.2	468.1
Attributable AFFO per Share	$4.48	$5.00	$5.59	$6.38	$7.20	$7.73	$8.44	$9.43	$9.76	$9.87	$9.87	$10.54
(1)2023A and 2024 are presented to include the reclassification of the operating results of ATC TIPL as discontinued operations. All other periods shown have not been changed.
(2)These results include the positive impacts of the Company’s settlement with Tata in Q4 2018.
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

APPENDIX A
Reconciliations to Historical Results
(3)Full year 2023 includes impairment charges of an aggregate of $402 million for the India and Spain reporting units.
(4)In Q2 2019, the Company made a capitalized interest payment of approximately $14 million associated with the purchase of the shareholder loan previously held by its joint venture partner in Ghana. In Q1 2020, the Company made a capitalized interest payment of approximately $63 million associated with the acquisition of MTN Group Limited’s redeemable noncontrolling interests in each of its joint ventures in Ghana and Uganda. In each case, the deferred interest was previously expensed but excluded from Attributable AFFO.
(5)In 2015, the Company incurred charges in connection with certain tax elections wherein MIP Tower Holdings LLC, parent company to Global Tower Partners (GTP), would no longer operate as a separate REIT for federal and state income tax purposes. The Company finalized a settlement related to this tax election during the year ended December 31, 2022. The Company believes that these related transactions are nonrecurring, and does not believe it is an indication of its operating performance. Accordingly, the Company believes it is more meaningful to present Attributable AFFO excluding these amounts.
(6)2024 excludes withholding taxes paid in Singapore which were incurred as a result of the ATC TIPL Transaction.

Return on Invested Capital(7)(8)	2014	2015(9)	2016(9)	2017(10)	2018(10)(11)	2019(10)	2020(10)	2021(10)	2022(10)	2023	2024
Adjusted EBITDA	$2,650	$3,206	$3,743	$4,149	$4,725	$4,917	$5,280	$6,477	$6,647	$7,087	$6,812
Cash taxes	(69)	(107)	(98)	(137)	(172)	(168)	(146)	(225)	(274)	(307)	(278)
Capital improvement capital expenditures	(75)	(124)	(159)	(115)	(150)	(160)	(150)	(191)	(176)	(201)	(157)
Corporate capital expenditures	(24)	(26)	(27)	(17)	(9)	(11)	(9)	(8)	(9)	(16)	(14)
Numerator	$2,482	$2,948	$3,459	$3,880	$4,394	$4,579	$4,974	$6,053	$6,187	$6,563	$6,364
Gross property and equipment	$11,659	$14,397	$15,652	$16,950	$17,717	$19,326	$20,672	$28,404	$29,877	$30,908	$30,063
Gross intangibles	9,172	12,671	14,795	16,183	16,323	18,474	20,734	28,654	27,870	27,529	25,647
Gross goodwill(12)	4,180	4,240	4,363	4,879	4,797	5,492	6,600	12,690	12,372	12,458	11,863
Denominator	$25,011	$31,308	$34,809	$38,012	$38,837	$43,292	$48,006	$69,747	$70,119	$70,895	$67,572
ROIC	9.9%	9.4%	9.9%	10.2%	11.3%	10.6%	10.4%	8.7%	8.8%	9.3%	9.4%
(7)ROIC calculations for all prior periods presented, except for 2024, have not been restated for the ATC TIPL Transaction.
(8)Historical denominator balances reflect purchase accounting adjustments.
(9)2015 reflects Q4 2015 annualized numbers to account for full-year impact of Verizon transaction and 2016 reflects Q4 2016 annualized numbers to account for full-year impact of Viom transaction.
(10)Adjusted to annualize impacts of acquisitions closed throughout the year.
(11)Positively impacted by the Company’s settlement with Tata in Q4 2018.
(12)Excludes the impact of deferred tax adjustments related to valuation.

Property Revenue Excluding Pass-Through(13)	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2023A	2024
Property revenue	$4,007	$4,680	$5,713	$6,566	$7,315	$7,465	$7,954	$9,110	$10,470	$11,001	$9,869	$9,934
Pass-through revenue	(363)	(423)	(739)	(918)	(952)	(994)	(1,010)	(1,292)	(1,553)	(1,600)	(1,082)	(1,032)
Property revenue excluding pass-through revenue	$3,644	$4,257	$4,975	$5,648	$6,363	$6,471	$6,943	$7,818	$8,917	$9,401	$8,787	$8,902
(13)2023A and 2024 are presented to include the reclassification of the operating results of ATC TIPL as discontinued operations. All other periods shown have not been changed.

Net Leverage Ratio	Q424
Total debt	$36,502
Cash and cash equivalents	2,000
Net debt	34,502
The quarter’s annualized (LQA) Adjusted EBITDA	6,768
LQA Net Leverage Ratio	5.1x

Adjusted EBITDA Cash Margin	Q423	Q424
Adjusted EBITDA less net Straight-Line	$1,490	$1,644
Divided by: Total Revenue less Straight-Line Revenue	2,331	2,492
Adjusted EBITDA Cash Margin	63.9%	66.0%
AMERICAN TOWER CORPORATION 2025 PROXY STATEMENT

AMERICAN TOWER®
CORPORATION

116 Huntington Avenue
Boston, Massachusetts 02116
T: 617-375-7500
F: 617-375-7575
americantower.com

FSC www.fsc.org MIX Paper from responsible sources

© 2025 ATC TRS V LLC. All rights reserved.

AMERICAN TOWER CORPORATION
116 HUNTINGTON AVENUE
BOSTON, MASSACHUSETTS 02116

SCAN TO VIEW MATERIALS & VOTE

VOTE ONLINE
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the internet to transmit your voting instructions until 11:59 P.M. Eastern Time the day before the annual meeting. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AMT2025**

The meeting is online only. You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the annual meeting. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V66313-P24991 — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

AMERICAN TOWER CORPORATION

The Board of Directors recommends you vote FOR the following:

1. To elect the following Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Steven O. Vondran	☐	☐	☐
1b. Kelly C. Chambliss	☐	☐	☐
1c. Teresa H. Clarke	☐	☐	☐
1d. Kenneth R. Frank	☐	☐	☐
1e. Robert D. Hormats	☐	☐	☐
1f. Rajesh Kalathur	☐	☐	☐
1g. Grace D. Lieblein	☐	☐	☐
1h. Craig Macnab	☐	☐	☐
1i. Neville R. Ray	☐	☐	☐
1j. Pamela D. A. Reeve	☐	☐	☐
1k. Bruce L. Tanner	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3:	**For**	**Against**	**Abstain**
2. To approve, on an advisory basis, the Company's executive compensation.	☐	☐	☐
3. To ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2025.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report/Form 10-K are available at www.proxyvote.com.

V66314-P24991

AMERICAN TOWER CORPORATION
www.virtualshareholdermeeting.com/AMT2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of American Tower Corporation ("American Tower"), having received the Notice and Proxy Statement dated April 2, 2025, hereby appoints STEVEN O. VONDRAN and RUTH T. DOWLING, and each of them, as proxies, each with the power to act without the other and with full power of substitution, for the undersigned to vote the number of shares of common stock, $.01 par value per share, of American Tower that the undersigned would be entitled to vote if present at the 2025 Annual Meeting of Stockholders to be held virtually on May 14, 2025 at 11:00 a.m., eastern time, at www.virtualshareholdermeeting.com/AMT2025 and at any adjournment or postponement thereof, on the matters listed on the reverse side that are more particularly described in the Proxy Statement dated April 2, 2025.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). **IF NO SUCH DIRECTIONS ARE MADE, THE PROXIES WILL VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS ON EACH OF THE MATTERS LISTED ON THE REVERSE SIDE OF THIS CARD AND, AT THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.**

Continued and to be signed on reverse side.